EXHIBIT INDEX


      EXHIBIT NUMBER
      (REFERENCED TO
      ITEM 601 OF
      REGULATION S-K)
      ---------------

(3)         (i)   ---Amended and Restated Articles of Incor-
                     poration of the Company, as amended effec-tive March 25, 1994.

           (ii)   ---By-Laws of the Company, as amended         *
                     July 30, 1992, incorporated by reference to Exhibit (3)(iii) to the Company's
                     Annual Report on Form 10-K for 1992.

(4)(i)            ---Order No. 3708 of the United States        *
                     District Court for the Eastern District
                     of Pennsylvania in In the Matter of Penn
                     Central Transportation Company, Debtor,
                     Bankruptcy No. 70-347 dated August 17,
                     1978 directing the consummation of
                     the Plan of Reorganization for Penn Central
                     Transportation Company, incorporated by
                     reference to Exhibit 4 to Form 8-K Current
                     Report of Penn Central Transportation
                     Company for August 1978.

(4)(ii)     (a)   ---Certain instruments with respect to
                     long-term debt of subsidiaries of the
                     Company which do not relate to debt
                     exceeding 10% of the total assets of
                     the Company and its consolidated sub-
                     sidiaries are omitted pursuant to
                     Item 601(b)(4)(iii)(A) of Regulation S-K,
                     17 C.F.R. 229.601.  The Company hereby
                     agrees to furnish supplementally to the
                     Securities and Exchange Commission a copy of each such instrument upon request.

            (b)   ---(i) Indenture dated as of August 1,        *
                     1989 between the Company and Morgan
                     Guaranty Trust Company of New York, as
                     Trustee, regarding the Company's Sub-
                     ordinated Debt Securities (the "Indenture"), incorporated by reference to Exhibit 4.1

- ---------------
     * Asterisk indicates an exhibit previously filed with the Securities and Exchange Commission and incorporated herein by reference.

      EXHIBIT NUMBER
      (REFERENCED TO
      ITEM 601 OF
      REGULATION S-K)
      ---------------

                     to the Company's Form 8-K Current Report dated August 10, 1989.

                  ---(ii) Instrument of Resignation of Trustee  *
                     and Appointment and Acceptance of Successor
                     Trustee and Appointment of Agent dated as of November 15, 1991 among the Company, Morgan Guaranty Trust Company of New York as Resigning Trustee and Star Bank, N.A. as as Successor Trustee, incorporated by reference to Exhibit (4)(ii)(d)(ii) to the Company's Annual Report on Form 10-K for 1991.

                  ---(iii) Officer's Certificate Pursuant to    *
                     Sections 102 and 301 of the Indenture
                     relating to authentication and designation of the Company's 9-3/4% Subordinated Notes due August 1, 1999, to which is attached the Form of Note, incorporated by reference to Exhibit 4.2 to the Company's Form 8-K Current Report dated August 10, 1989.

                  ---(iv) Officer's Certificate Pursuant to     *
                     Sections 102 and 301 of the Indenture
                     relating to authentication and designation of the Company's 10-5/8% Subordinated Notes due April 15, 2000, to which is attached the Form of Note, incorporated by reference to Exhibit 4.1 to the Company's Form 8-K Current Report dated April 19, 1990.

                  ---(v) Officer's Certificate Pursuant to      *
                     Sections 102 and 301 of the Indenture
                     relating to authentication and designation of the Company's 10-7/8% Subordinated Notes due May 1, 2011, to which is attached the Form of Note, incorporated by reference to Exhibit 4.1 to the Company's Form 8 amendment dated May 8, 1991 to the Com-pany's Form 8-K Current Report dated May 7, 1991.

- ---------------
     * Asterisk indicates an exhibit previously filed with the Securities and Exchange Commission and incorporated herein by reference.

      EXHIBIT NUMBER
      (REFERENCED TO
      ITEM 601 OF
      REGULATION S-K)
      ---------------

(10)(i)     (a)   ---(i) Intercompany Agreement, dated June 9,  *
                     1992, by and between the Company and
                     General Cable Corporation, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated June 9, 1992.

                  ---(ii) Subordinated Promissory Note of       *
                     General Cable Corporation due 2007 in the principal amount of $255,000,000 payable to the Company, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated June 30, 1992.

            (b)   ---Stock Purchase Agreement, dated as of      *
                     June 10, 1993, among the Company, PCC
                     Technical Industries, Inc. and Tracor,
                     Inc., incorporated by reference to
                     Exhibit (99) to the Company's Current
                     Report on Form 8-K dated May 26, 1993.

The following Exhibits (10)(iii)(a) through (10)(iii)(g) are compensatory plans and arrangements in which directors or execu-tive officers participate:

(iii)       (a)   ---(i) The Company's Stock Option Plan, as    *
                     amended March 25, 1992, incorporated by
                     reference to Exhibit (10)(iii)(a)(i) to
                     the Company's Annual Report on Form 10-K for 1992.

                  ---(ii) Amendment to the Company's Stock      *
                     Option Plan adopted by the Company's
                     Board of Directors on March 24, 1993,
                     incorporated by reference to Exhibit
                     (10)(iii)(a)(ii) to the Company's Annual
                     Report on Form 10-K for 1992.

                  ---(iii) Forms of stock option agreements     *
                     used to evidence options granted under
                     the Company's Stock Option Plan to officers

- ---------------
     * Asterisk indicates an exhibit previously filed with the Securities and Exchange Commission and incorporated herein by reference.

      EXHIBIT NUMBER
      (REFERENCED TO
      ITEM 601 OF
      REGULATION S-K)
      ---------------

                     and directors of the Company, incorporated by reference to Exhibit (10)(iii)(a)(iii) to the Company's Annual Report on Form 10-K for 1992.

                  ---(iv) The Company's Stock Option Loan       *
                     Program, as amended February 8, 1991,
                     incorporated by reference to Exhibit
                     (10)(iii)(a)(v) to the Company's Annual
                     Report on Form 10-K for 1990.

                  ---(v) The Company's 1992 Spin-Off Stock      *
                     Option Plan adopted by the Company's
                     Board of Directors on March 25, 1992,
                     incorporated by reference to Exhibit
                     (10)(iii)(a)(vi) to the Company's Annual
                     Report on Form 10-K for 1991.

            (b)   ---The Company's Annual Incentive Compen-     *
                     sation Plan, as amended February 12, 1992, incorporated by reference to Exhibit
                     (10)(iii)(b) to the Company's Annual
                     Report on Form 10-K for 1991.

            (c)   ---Description of the Company's retirement    *
                     program for outside directors, as adopted by the Company's Board of Directors on March 23, 1983, incorporated by reference to Exhibit (10)(iii)(i) to the Company's Annual Report on Form 10-K for 1982.

            (d)   ---The Company's Employee Stock Redemption    *
                     Program, as adopted by the Company's
                     Board of Directors on March 28, 1985,
                     incorporated by reference to Exhibit
                     (10)(iii)(j) to the Company's Annual
                     Report on Form 10-K for 1984.

            (e)   ---(i) Severance Agreement dated March 29,    *
                     1987 between the Company and Alfred W.
                     Martinelli, a director of the Company,

- ---------------
     * Asterisk indicates an exhibit previously filed with the Securities and Exchange Commission and incorporated herein by reference.

      EXHIBIT NUMBER
      (REFERENCED TO
      ITEM 601 OF
      REGULATION S-K)
      ---------------

                     incorporated by reference to Exhibit
                     (10)(iii)(a)(i) to the Company's Form
                     10-Q Quarterly Report for the Quarter
                     Ended March 31, 1987.

                  ---(ii) Consulting Agreement dated as of      *
                     March 29, 1987 between the Company and
                     Alfred W. Martinelli, incorporated by
                     reference to Exhibit (10)(iii)(a)(ii)
                     to the Company's Form 10-Q Quarterly
                     Report for the Quarter Ended March 31,
                     1987.

                  ---(iii) Letter agreement amending the fore-  *
                     going Consulting and Severance Agreements dated December 9, 1991 between the Company and Alfred W. Martinelli, incorporated by reference to Exhibit (10)(iii)(e)(iii) to the Company's Annual Report on Form 10-K for 1991.

            (f)   ---Letters dated April 9, 1987 from the       *
                     Company to each of Neil M. Hahl and
                     Robert W. Olson, officers of the Company, with respect to severance arrangements, as supplemented by letters dated June 26, 1987 to each such officer, incorporated by reference to Exhibit (10)(iii)(a) to the Company's Form 10-Q Quarterly Report for the Quarter Ended June 30, 1987.

            (g)   ---(i) Excess of Loss Agreement, effective    *
                     March 31, 1988, between Republic Indemnity
                     Company of America and Great American
                     Insurance Company, incorporated by refer-ence to Exhibit (g)(1) to Amendment No. 1 to Schedule 13E-3, dated January 17, 1989, relating to Republic American Corporation filed by Republic American Corporation, the Company, RAWC Acquisition Corp., American Financial Corporation and Carl H. Lindner (the "Schedule 13E-3 Amendment").

- ---------------
     * Asterisk indicates an exhibit previously filed with the Securities and Exchange Commission and incorporated herein by reference.

      EXHIBIT NUMBER
      (REFERENCED TO
      ITEM 601 OF
      REGULATION S-K)
      ---------------

                  ---(ii) First Amendment to Excess of Loss     *
                     Agreement, effective March 31, 1988,
                     between Republic Indemnity Company of
                     America and Great American Insurance
                     Company, incorporated by reference to
                     Exhibit (g)(2) to the Schedule 13E-3
                     Amendment.

            (h)   ---(i) Business Assumption Agreement,         *
                     effective as of December 31, 1990,
                     between Stonewall Insurance Company and
                     Dixie Insurance Company, incorporated
                     by reference to Exhibit (10)(iii)(o)(i)
                     to the Company's Annual Report on Form
                     10-K for 1990.

                  ---(ii) Quota Share Agreements, effective     *
                     December 31, 1990, between Stonewall
                     Insurance Company and Dixie Insurance
                     Company, incorporated by reference to
                     Exhibit (10)(iii)(o)(ii) to the Company's
                     Annual Report on Form 10-K for 1990.

                  ---(iii) Management Agreement, effective as   *
                     of January 1, 1991, by and between Dixie
                     Insurance Company and Stonewall Insurance
                     Company, incorporated by reference to
                     Exhibit (10)(iii)(o)(iii) to the Company's
                     Annual Report on Form 10-K for 1990.

            (i)   ---Excess of Loss Agreements, effective       *
                     December 31, 1990, between Great American
                     Insurance Company and each of Atlanta
                     Casualty Company, Dixie Insurance Company and Windsor Insurance Company, incorporated by reference to Exhibit (10)(iii)(p) to the Company's Annual Report on Form 10-K for 1990.

            (j)   ---Premium Payment Agreement, effective as    *
                     of January 1, 1991, by and between Great
                     American Insurance Company and the Company,

- ---------------
     * Asterisk indicates an exhibit previously filed with the Securities and Exchange Commission and incorporated herein by reference.

      EXHIBIT NUMBER
      (REFERENCED TO
      ITEM 601 OF
      REGULATION S-K)
      ---------------

                     incorporated by reference to Exhibit
                     (10)(iii)(q) to the Company's Annual Report on Form 10-K for 1990.

(11)              ---Supplemental information regarding computa-
                     tions of net income per share amounts.

(12)              ---Calculation of ratio of earnings to fixed
                     charges.

(13)              ---Portions of the Company's 1993 Annual Report
                     to Shareholders.

(21)              ---List of subsidiaries of the Company.

(23)              ---Consent of Deloitte & Touche.

(28)              ---Information from reports provided to state
                     regulatory authorities.

                                                   EXHIBIT (3)(i)

                      AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                               OF
               AMERICAN PREMIER UNDERWRITERS, INC.

                  (A Pennsylvania Corporation)


     FIRST. Corporate Name. The name of the corporation is American Premier Underwriters, Inc. (hereinafter referred to as the "Corporation").

     SECOND. Registered Office. The location and post office address of the registered office of the Corporation in the Commonwealth of Pennsylvania is 1635 Market Street, Philadelphia,
Pennsylvania 19103, c/o CT Corporation System.

     THIRD. Corporate Purposes. The purposes for which the Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania are to engage in, and to do any lawful act concerning, any or all lawful business for which corporations may be incorporated under said Business Corporation Law, including, but not limited to, manufacturing, processing, owning, using and dealing in personal property of every class and description, engaging in research and development, furnishing services, and acquiring, owning, using and disposing of real property of any nature whatsoever.

     FOURTH. Corporate Existence. The term of existence of the Corporation is perpetual.

     FIFTH. Capital Stock. The aggregate number of shares of stock which the Corporation shall have authority to issue is two hundred twenty-three million ninety thousand two hundred and seventy-four (223,090,274) shares which shall be divided into two classes, consisting of:

          (a) twenty-three million ninety thousand two hundred and seventy-four (23,090,274) shares of preference stock
     (hereinafter referred to as "Preference Stock") without par value; and

          (b) two hundred million (200,000,000) shares of common stock (hereinafter referred to as "Common Stock") with a par value of $1 per share.

     SIXTH. Preference Stock. (a) The Board of Directors of the Corporation (the "Board of Directors") shall have the full authority permitted by law to fix by resolution full, limited, multiple or fractional or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special or relative rights of the Preference Stock or any series of the Preference Stock that may be desired and which have not been fixed in these Articles.

     (b) Unless otherwise provided in any resolution hereafter adopted by the Board of Directors pursuant to this Article Sixth and filed in the manner provided by law, the number of shares of any series of the Preference Stock established and designated in this restatement, or in any resolution hereafter adopted by the Board of Directors pursuant to this Article Sixth and filed in the manner provided by law, may be increased (within the then total authorized amount of Preference Stock of all series) or decreased (but not below the number of shares thereof then outstanding) by a statement filed pursuant to law setting forth a resolution adopted by the Board of Directors increasing or decreasing the authorized number of shares of such series. In like manner, unless otherwise provided in this Article Sixth or in any such resolution, the Board of Directors may from time to time, within the then total authorized amount of Preference Stock of all series, establish and designate any reacquired or unissued shares of Preference Stock (whether or not theretofore established and designated as a part of any existing series) as shares of Preference Stock of one of more existing or additional series and fix and determine the relative rights and preferences thereof.

     (c) Five series of such Preference Stock shall be as follows:

     SECTION 1.  Designation.

          (A) 71,400 shares designated as the "$3.47 Convertible Preference Stock, Second Series", the shares of which shall be entitled to cumulative cash dividends at the annual rate of $3.47 per share and which shall be convertible into Common Stock at the initial rate of 3.2198 shares of Common Stock for each share of Preference Stock;

          (B) 40,000 shares designated as the "$3.50 Convertible Preference Stock, Third Series", the shares of which shall be entitled to cumulative cash dividends at the annual rate of $3.50 per share and which shall be convertible into Common Stock at the initial rate of 2.2516 shares of Common Stock for each share of Preference Stock;

          (C)  162,962 shares designated as the "$3.40
     Convertible Preference Stock, Fourth Series", the shares of which shall be entitled to cumulative cash dividends at the annual rate of $3.40 per share and which shall be convertible into Common Stock at the initial rate of 2.1618 shares of Common Stock for each share of Preference Stock;

          (D)  124,720 shares designated as the "$3.76
     Convertible Preference Stock, Fifth Series", the shares of which shall be entitled to cumulative cash dividends at the annual rate of $3.76 per share and which shall be convertible into Common Stock at the initial rate of 1.8434 shares of Common Stock for each share of Preference Stock; and

          (E)  204,426 shares designated as the "$4.20
     Convertible Preference Stock, Sixth Series", the shares of which shall be entitled to cumulative cash dividends at the annual rate of $4.20 per share and which shall be convertible into Common Stock at the initial rate of 1.9508 shares of Common Stock for each share of Preference Stock.

     SECTION 2. General Terms. (A) The series of Preference Stock designated in Section 1, and any series of Preference Stock whose voting rights, designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special or relative rights may hereafter be fixed by resolution of the Board of Directors by reference to this paragraph (c) of this Article Sixth, will be referred to hereinafter collectively as Career Share Series and any shares of any thereof as Career Shares. Except as to designation, annual dividend rate and initial conversion rate, the terms of the shares of any Career Share Series shall be identical to the terms of the shares of each other Career Share Series. The terms on which Career Shares may be converted into Common Stock and the payment of dividends at the rate specified in Section 1 shall be subject to, and terms of the Career Shares generally shall be as set forth in, the remaining Sections of this paragraph (c) of this Article Sixth.

     (B) Nothing herein shall be deemed to constitute a limitation on the authority of the Board of Directors to designate by resolution, out of the authorized Preference Stock, series of Preference Stock not governed by the terms of this paragraph (c) of this Article Sixth.

     SECTION 3. Dividend Rights. Holders of record of shares of Career Share Series shall be entitled to receive, as and if declared by the Board of Directors, out of assets legally available therefor, cumulative cash dividends at the annual rate set forth in Section 1 or in the resolution establishing such series. Dividends on such Career Shares will accrue from the respective dates of original issuance of such shares and, with respect to each such share, will be payable quarterly on February 15, May 15, August 15 and November 15 in each year commencing on the later of August 15, 1983 or the first of such dates occurring more than 30 days after the date of issuance of such share. In the event that full cumulative dividends on outstanding shares of any Career Share Series have not been paid when scheduled, no dividends shall be declared or paid on, and no amounts shall be set aside or applied to the redemption or purchase of, any shares of Common Stock of the Corporation or any other shares of capital stock of the Corporation ranking subordinate to such Career Share Series with respect to the payment of dividends (other than a dividend in capital stock ranking subordinate to such Career Share Series as to dividends), and, in such event, all dividends declared on the Career Shares and any other series of capital stock of the Corporation ranking on a parity as to dividends with such Career Share Series shall be declared pro rata among each such series.

     SECTION 4. Subordination. The rights of any Career Share Series with respect to dividends shall be subordinate to any shares of capital stock of the Corporation which are by their terms superior to the rights of such Career Share Series with respect to dividends. The rights of the Common Stock of the Corporation shall be subordinate to Career Shares with respect to the dividend rights set forth in Section 3.

     SECTION 5. Conversion Privilege and Price. Career Shares shall be convertible into shares of Common Stock at any time and from time to time, at the option of the holder thereof, provided, however, that such conversion privilege shall be subject to any contractual agreements between the Corporation and the holder thereof regarding such privilege for so long as such holder continues to hold shares of such Career Share Series. The rate at which shares of Common Stock shall be delivered upon conversion shall initially be as set forth in Section 1 or in the resolution establishing such series.

     All conversions of Career Shares into shares of Common Stock shall be subject to the following terms and conditions:

          (A) The Corporation shall make no payment or adjustment on account of any dividends declared but unpaid on the Common Stock issuable upon conversion.

          (B) The number of shares of Common Stock into which Career Shares are convertible shall be subject to adjustment from time to time as follows except that no adjustment need be made unless, by reason of the happening of any one or more of the events specified in this Section 5(B), the conversion rate then in effect shall be changed by 1% or more, but any adjustment of less than 1% that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to 1% or more, provided that such adjustment shall be made in all events (regardless of whether or not the amount thereof or the cumulative amount thereof amounts to 1% or more) after a period of three years from the date of happening of an event requiring adjustment as specified in this Section 5(B):

               (i) In case the Corporation shall issue rights or warrants to holders of shares of Common Stock entitling them (for a period expiring within 90 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price less than the current market price per share of Common Stock (as determined pursuant to Subsection 5(B)(vi) on the record date mentioned below), the conversion rate (such rate being initially as set forth in Section 1 or in the resolution establishing such series) shall be adjusted so that the conversion rate shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction whose numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate exercise price of the shares of Common Stock called for by all rights or warrants issued would purchase at such current market price, and whose denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock called for by such rights or warrants. Such adjustment shall be made whenever such rights or warrants are issued and shall be retroactively effective as of immediately after the record date for the determination of holders of Common Stock entitled to receive such rights or warrants.

               (ii) In case the Corporation shall at any time or times (1) pay a dividend on the Common Stock in shares of capital stock, (2) subdivide its outstanding shares of Common Stock into a greater number of shares, (3) combine its outstanding shares of Common Stock into a smaller number of shares or (4) issue by reclassification of its shares of Common Stock, or any recapitalization or reorganization of the Corporation, any shares of capital stock of the Corporation (other than a change from par value to no par value), then, in each such case, the conversion rate (such rate being initially as set forth in Section 1 or in the resolution establishing such series) in effect immediately prior thereto shall be adjusted so that the holder of any Career Shares thereafter surrendered for conversion shall be entitled to receive the number and kinds of shares of capital stock which he would have owned or would have been entitled to receive immediately after the happening of any of the events described above had such Career Shares been converted immediately prior to the happening of such event. An adjustment made pursuant to this Subsection 5(B) (ii) shall become effective as of immediately after the record date in those cases specified in clause (1) of this Subsection 5(B)(ii) and shall become effective as of immediately after the effective date in those cases specified in clauses (2), (3) and (4) of this Subsection 5(B)(ii).

               (iii) In case the Corporation shall distribute to holders of its Common Stock evidences of its indebtedness or assets or rights to subscribe for or warrants to purchase (excluding those referred to in Subsection 5(B)(i)) shares of Common Stock or any other security, or shall make a capital distribution on its shares of Common Stock, then in each such case the conversion rate shall be adjusted so that the conversion rate (such rate being initially as set forth in Section 1 or in the resolution establishing such series) shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the date of such distribution by a fraction whose numerator shall be the current market price per share of Common Stock (determined as provided in Subsection 5(B)(vi)) on the effective date of distribution minus the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board resolution) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants, or of the capital distribution, applicable to one share of Common Stock and whose denominator shall be such current market price per share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall be retroactively effective as of immediately after the record date for the determination of holders of Common Stock entitled to receive such distribution.

               (iv) In case the Corporation shall issue to holders of shares of Common Stock shares of Common Stock pursuant to any dividend reinvestment plan at a price less than the current market price per share of Common Stock (determined as provided in Subsection 5(B)(vi) below) on the date of issuance of such shares pursuant to such dividend reinvestment plan, then in each such case the conversion rate (such rate being initially as set forth in Section 1 or in the resolution establishing such series) shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the date of issuance of such shares by a fraction whose numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares plus the number of shares of Common Stock which the aggregate purchase price for shares being purchased on such date of issuance pursuant to any such dividend reinvestment plan would purchase at such current market price, and whose denominator shall be the number of shares of Common Stock outstanding on such date of issuance plus the number of additional shares of Common Stock issued pursuant to any such dividend reinvestment plan. Such adjustment shall be made whenever such shares are issued and shall be retroactively effective as of immediately after such date of issuance.

               (v) If any capital reorganization or
          reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Corporation or such successor or purchasing corporation, as the case may be, shall make provision that the holder of each Career Share shall have the right thereafter to convert such share into the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
          Section 5(B).

               (vi) For the purpose of any computation of current market price per share of Common Stock under this
          Section 5(B), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 10 consecutive business days commencing 15 business days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market, as furnished by any New York Stock Exchange firm selected from time to time by the Corporation for that purpose. For purposes of this Subsection 5(B)(vi), the term business day shall not include any day on which securities are not traded on such exchange or in such market.

               (vii) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of Career Shares. If more than one share of any Career Share series shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any Career Shares, the Corporation, in lieu of delivering the fractional share therefor, shall make an adjustment therefor in cash at the market value thereof. For the purpose of making a cash adjustment in lieu of delivering fractional shares, the market value of a share of Common Stock shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange on the last business day prior to the conversion date, or, if the Common Stock is not then listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange firm selected from time to time by the Corporation for that purpose. For purposes of this Subsection 5(B)(vii), the term business day shall not include any day on which securities are not traded on such exchange or in such market.

               (viii) Whenever any event occurs which would cause an adjustment of the securities or other assets into which any Career Shares would be converted, as herein provided, the Corporation shall promptly file with the transfer agent or agents for such Career Share Series (and with any conversion agent other than the transfer agent or agents) a report prepared by the Corporation accompanied by an opinion of a firm of independent public accountants selected by the Board of Directors (who may be the accountants regularly employed by the Corporation) setting forth the conversion rate applicable after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          Such report and opinion shall be conclusive evidence of the correctness of such adjustment and neither the transfer agent or agents nor any conversion agent shall be under any duty or responsibility with respect to any such report or opinion except to exhibit the same from time to time to any holder of any Career Share desiring an inspection thereof. Promptly after filing such report and opinion, the Corporation shall cause notice to be mailed specifying such adjustment to each holder of record of shares of such Career Share Series at his last address appearing on the books of the Corporation.

          Neither the transfer agent or agents nor any conversion agent shall at any time be under any duty or responsibility to any such holder to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature and extent of any such adjustment when made, or with respect to the method employed in making the same.

          (C) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all Career Shares from time to time outstanding are convertible.

          (D) The issuance of stock certificates on conversions of Career Shares into shares of Common Stock shall be without charge to the converting stockholders for any issue tax. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in any name other than that of the registered holder of the Career Shares converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (E) Any holder of Career Shares who shall choose to convert Career Shares held by him pursuant to this Section 5 shall, as a condition of conversion, present the certificates for such Career Shares (which certificate or certificates, if the Corporation shall so require, shall be duly endorsed or accompanied by appropriate instruments of transfer satisfactory to the Corporation) at the office of the transfer agent or agents for such Career Shares, or at such other office as may be designated by the Corporation, and shall give written notice to the Corporation at said office that such holder elects to convert the same or part thereof and shall state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation will, as soon as practicable thereafter, issue and deliver at said office to such holder, or to the designee of such holder, certificates for the number of full shares of Common Stock to which such holder or its designee shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinabove provided and certificates for the Career Shares, if any, not converted. Career Shares shall be deemed to have been converted as of the close of business on the date of the presentation of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such time and date.

     SECTION 6. Voting. (A) The holders of Career Shares shall not be entitled to vote at any meeting of the shareholders of the Corporation or on any other occasion where shareholders are entitled to vote, except as otherwise expressly provided in this
Section 6. The holders of shares of any Career Share Series shall vote as a single or separate class with the holders of all other series of Preference Stock, or as a single or separate series of Preference Stock, as and to the extent provided in Subsection 6(B) and by Pennsylvania law.

          (B) The Corporation may, in the manner provided by Article Ninth of the Articles and as permitted by Pennsylvania law, from time to time alter or change the voting rights, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights or other special or relative rights of any Career Share Series; provided, however, that without the affirmative vote of the holders of at least two-thirds of the outstanding shares of all series of Preference Stock, the Corporation shall not amend, alter, change, add or insert any provision in the Articles which, or authorize the merger or consolidation of the Corporation with any other corporation if the plan of such merger or consolidation contains any provision which if contained in the Articles, would (i) make any adverse change in the voting rights, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights or special or relative rights of Preference Stock,
     (ii) authorize a new class of stock senior or superior to Preference Stock, or (iii) increase the number of authorized shares of a senior or superior class of stock, and, without the affirmative vote of the holders of at least a majority of the outstanding shares of all series of Preference Stock, the Corporation shall not amend, alter, change, add or insert any provision in the Articles which, or authorize the merger or consolidation of the Corporation with any other corporation if the plan of such merger or consolidation contains any provision which if contained in the Articles, would increase the authorized number of shares of Preference Stock. Without the affirmative vote of the holders of at least two-thirds of the outstanding shares of any Career Share Series, the Corporation shall not amend, alter, change, add or insert any provision in the Articles which, or authorize the merger or consolidation of the Corporation with any other corporation if the plan of such merger or consolidation contains any provision which if contained in the Articles, would adversely affect such Career Share Series but would not adversely affect each other series of Preference Stock. Nothing in this Section 6 shall require a class vote or consent in connection with the authorization, designation, increase or issuance of any shares of any class or series of capital stock which is subordinate to shares of any Career Share Series as to dividends, or in connection with the authorization, designation, increase or issuance of any bonds, mortgages, debentures or other obligations of the Corporation, or because of any adjustment in the provisions of any Career Share Series made pursuant to Section 5(B).

     SECTION 7. No Liquidation Preference. The holders of Career Shares shall not be entitled to any payment out of the assets of the Corporation in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, which is preferential to the rights of the holders of Common Stock.

     SEVENTH. Cumulative Voting. At each meeting of shareholders at which directors are to be elected, all shareholders entitled to vote in such election shall have the right of cumulative voting. Cumulative voting, as used in this Article Seventh, shall mean the right of each shareholder entitled to vote for the election of directors to multiply the number of votes, or fraction thereof, to which he may be entitled by the total number of directors to be elected in the same election and to cast the whole number of such votes (including any fraction thereof) for one candidate or to distribute the number of such votes among any two or more candidates.

     EIGHTH. Board of Directors. (a) The Board of Directors shall consist of such number of directors as shall be fixed from time to time by resolution adopted by a majority of all the directors then in office.

     (b) There shall be only one class of directors, each of whom shall be elected for a term of one year by cumulative voting as provided in Article Seventh hereof. Notwithstanding any other provision of this Article Eighth, the terms of the Preference Stock may provide that, in the event of a default in the payment of dividends or the making of any mandatory payment to a purchase or redemption fund, the holders of such class as to which a default has occurred and is continuing may vote as a separate class to elect not more than two directors of the Corporation, who may be in addition to any directors then in office.

     (c) Unless otherwise required by law, the Board of Directors shall act by the vote of a majority of the directors present and acting (so long as a quorum is present) in all cases, except as provided in paragraph (a) of this Article Eighth.

     NINTH.  Amendment to Articles of Incorporation.  The
Corporation shall have the right to amend, alter, change or repeal any provision contained in these Articles or any provision that may be added or inserted in these Articles, provided that:

          (a) Such amendment, alteration, change, repeal, addition or insertion is consistent with law and is accomplished in the manner now or hereafter prescribed by statute or these Articles;

          (b) Any provision of these Articles which requires, or the change of which requires, the vote or consent of all or a specific number or percentage of the holders of shares of any class or series shall not be amended, altered, changed or repealed by any lesser amount, number or percentage of votes or consents of such class or series; and

          (c) Article Seventh and Article Eighth may not be amended, altered, changed or replaced without the affirmative vote or consent of the holders of an aggregate of two-thirds of the total number of votes which could be cast by the holders of all shares of stock of the Corporation.

Any rights at any time conferred upon the shareholders of the Corporation are granted subject to the provisions of this Article.

     Every amendment to the Articles shall be proposed by either the Board of Directors by the adoption of a resolution setting forth the proposed amendment or by petition of shareholders entitled to cast at least ten percent of the votes which all shareholders are entitled to cast thereon, setting forth the proposed amendment, which petition shall be directed to, and filed with, the Board of Directors. The preceding sentence shall be interpreted in the same manner as the first sentence of section 802 of the Business Corporation Law of 1933, as amended by the act of August 27, 1963 (P.L.1355, No.534).

     TENTH. By-Laws. By-Laws of the Corporation may be adopted, amended or repealed by the Board of Directors to the full extent permitted by law.

     ELEVENTH. (a) Directors and Officers as Fiduciaries. A director or officer of the Corporation shall stand in a fiduciary relation to the Corporation and shall perform his duties as a director or officer, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his duties, a director or officer shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by: one or more officers or employees of the Corporation whom the director or officer reasonably believes to be reliable and competent with respect to the matters presented; counsel, public accountants or other persons as to matters that the director or officer reasonably believes to be within the professional or expert competence of such person; or a committee of the Board of Directors upon which the director or officer does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director or officer reasonably believes to merit confidence. A director or officer shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause his reliance to be unwarranted. Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or officer of the Corporation or any failure to take any action shall be presumed to be in the best interests of the Corporation.

     (b) Personal Liability of Directors. A director of the Corporation shall not be personally liable, as such, for monetary damages (including, without limitation, any judgment, amount paid in settlement, penalty, punitive damages or expense of any nature (including, without limitation, attorneys' fees and disbursements)) for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his office under these Articles, the By-laws or applicable provisions of law, and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

     (c) Personal Liability of Officers. An officer of the Corporation shall not be personally liable, as such, to the Corporation or its shareholders, for monetary damages (including, without limitation, any judgment, amount paid in settlement, penalty, punitive damages or expense of any nature (including, without limitation, attorneys' fees and disbursements)) for any action taken, or any failure to take any action, unless the officer has breached or failed to perform the duties of his office under these Articles, the By-laws or applicable provisions of law, and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

     (d) Interpretation of Article.  The provisions of paragraphs
(b) and (c) of this Article Eleventh shall not apply to the responsibility or liability of a director or officer, as such, pursuant to any criminal statute or for the payment of taxes pursuant to local, state or federal law. The provisions of this Article Eleventh have been adopted pursuant to the authority of section 204A (10) of the Pennsylvania Business Corporation Law, shall be effective as to any act or failure to act occurring on or after May 14, 1987, shall be deemed to be a contract with each director or officer of the Corporation who serves as such at any time while this Article is in effect, and are cumulative of and shall be in addition to and independent of any and all other limitations on the liabilities of directors or officers of the Corporation, as such, or rights of indemnification by the Corporation, to which a director or officer of the Corporation may be entitled, whether such limitations or rights arise under or are created by any statute, rule of law, by-law, agreement, vote of shareholders or directors or otherwise. Each person who serves as a director or officer of the Corporation while this Article Eleventh is in effect shall be deemed to be doing so in reliance on the provisions of this Article. No amendment to or repeal of this Article Eleventh, nor the adoption of any provision of these Articles inconsistent with this Article, shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, repeal or adoption of an inconsistent provision. In any action, suit or proceeding involving the application of the provisions of this Article Eleventh, the party or parties challenging the right of a director or officer to the benefits of this Article shall have the burden of proof.

     TWELFTH. Headings. Any headings preceding the text of the several Articles, parts and paragraphs hereof are solely for the convenience of reference and shall not constitute a part of these Articles or affect their meaning, construction or effect.

     THIRTEENTH. Special Meetings of Shareholders. Special meetings of the shareholders may be called at any time by the president, or the Board of Directors, or shareholders entitled to cast at least one-fifth of the votes which all shareholders are entitled to cast at the particular meeting, or by such other officers or persons as may be provided in the Articles or Bylaws.

The preceding sentence shall be interpreted in the same manner as the first sentence of subsection C of section 501 of the Business
Corporation Law of 1933, as amended by the act of August 27, 1963
(P.L.1355, No.534).

                                                       EXHIBIT (11)

AMERICAN PREMIER UNDERWRITERS, INC. AND CONSOLIDATED SUBSIDIARIES
Net Income Per Share of Common Stock
For the Years Ended December 31, 1993, 1992 and 1991
(In Millions, Except Per Share Amounts)


                                                             Year Ended December 31,
                                                              1993      1992      1991
Income from continuing operations.........................  $242.7    $ 50.9    $ 50.2
Income (loss) from discontinued operations................   (10.7)      1.7     (47.6)
Cumulative effect of accounting change....................      -      252.8        -
     Net income..........................................   $232.0    $305.4    $  2.6

Weighted average number of common shares..................    47.0      47.2      48.7

Primary:
     Additional shares to be issued upon assumed
       exercise of stock options or conversion of
       Career Shares, reduced by the number of common
       shares which could have been purchased with
       the proceeds from exercise of such options or
       the conversion of such Career Shares..............      1.2        .7        .7

     Weighted average number of common shares as
       adjusted..........................................     48.2      47.9      49.4

     Net income (loss) per share of Common Stock as adjusted
       Continuing operations.............................   $ 5.03    $ 1.06    $ 1.02
       Discontinued operations...........................     (.22)      .04      (.97)
       Cumulative effect of accounting change............       -       5.28        -
                                                            $ 4.81    $ 6.38    $  .05
Fully Diluted:
     Additional shares to be issued upon assumed
       exercise of stock options or conversion of
       Career Shares, reduced by the number of common
       shares which could have been purchased with
       the proceeds from exercise of such options or
       the conversion of such Career Shares..............      1.1        .7        .7

     Weighted average number of common shares as
       adjusted..........................................     48.1      47.9      49.4

     Net income (loss) per share of Common Stock as adjusted
       Continuing operations.............................   $ 5.05    $ 1.06    $ 1.02
       Discontinued operations...........................     (.22)      .04      (.97)
       Cumulative effect of accounting change............       -       5.28        -
                                                            $ 4.83    $ 6.38    $  .05

                                                  EXHIBIT (12)

AMERICAN PREMIER UNDERWRITERS, INC. AND CONSOLIDATED SUBSIDIARIES
Calculation of Ratios of Earnings to Fixed Charges
(Dollars in Millions)

                                               Year Ended December 31,
                                     1993      1992      1991      1990      1989
Tax rate..........................     38%       39%       37%       34%       34%

Income from continuing operations
     before income taxes.........  $190.1    $ 84.1    $ 79.4    $ 95.6    $141.0
Interest and debt expense.........   62.8      69.6      65.3      50.8      27.7
Rent expense......................    4.4       4.4       3.7       2.4       1.9
Preferred stock dividend require-
     ments of majority-owned
     subsidiaries................      -         -         -         -         .2

Earnings before fixed charges..... $257.3    $158.1    $148.4    $148.8    $170.8


Interest and debt expense......... $ 62.8    $ 69.6    $ 65.3    $ 50.8    $ 27.7
Capitalized interest..............     -         -         -         -         -
Rent expense......................    4.4       4.4       3.7       2.4       1.9
Pre-tax preferred stock dividend
     requirements of majority-owned
     subsidiaries................      -         -         -         -         .3

Fixed charges..................... $ 67.2    $ 74.0    $ 69.0    $ 53.2    $ 29.9


Ratio of Earnings to Fixed
     Charges.....................     3.8       2.1       2.2       2.8       5.7

As indicated in Note 14 of Notes to Financial Statements included in the Company's 1993 Annual Report to Shareholders and on
Schedule VII of the Financial Statements Schedules, the Company guarantees payment of certain debt and other obligations of other issuers. To date, the Company has not been required to make any payments under the terms of such commitments and no payments under such commitments have been included in the above calculation.

                                                  Exhibit 13
MANAGEMENT'S DISCUSSION AND ANALYSIS OF
       FINANCIAL CONDITION AND RESULTS OF OPERATIONS


     Management's Discussion and Analysis discusses the Company's financial condition and results of operations for each of the three years in the period ended December 31, 1993. The following is a description of the Company's Insurance segment and other operations. Amounts presented in the discussion and analysis relate only to continuing operations unless otherwise indicated.

INSURANCE

The Insurance segment consists primarily of a group of non-standard private passenger automobile insurance companies (the "NSA Group") and a business which sells workers' compensation insurance in California ("Republic Indemnity"). On May 20, 1993, the Company purchased Leader National Insurance Company ("Leader National"), a writer of non-standard automobile insurance, for $38.0 million. The non-standard automobile insurance companies insure risks not typically accepted for standard automobile insurance coverage because of the applicant's driving record, type of vehicle, age or other criteria. Also, a subsidiary of the Company is engaged in the writing of reinsurance.

NON-INSURANCE OPERATIONS

These operations include the manufacture of a variety of industrial products and the providing of other industrial services as well as energy and real estate operations. In connection with the Company's previously announced divestiture effort, two industrial businesses were sold during 1993 and one unit was sold in March of 1994. The sales of the other two companies are pending. These businesses do not comprise reportable industry segments of the Company and, accordingly, are not reportable as discontinued operations.

LIQUIDITY AND CAPITAL RESOURCES

The Company's management believes the following information may be useful in understanding the liquidity and capital resources of the Company.

(Dollars in Millions, Except Per Share Amounts)
As of and for the years ended December 31,     1993      1992      1991

Cash, Parent Company short-term investments
  and Parent Company fixed maturity
  securities                                 $669.2    $498.8    $562.7
Deduct items not readily available for
  corporate purposes:
    Cash held by the insurance operations     (23.2)    (26.8)     (8.4)
    Securities held in bank escrow accounts   (20.2)    (65.5)    (15.6)
    Private placement notes                   (14.6)    (11.4)     (1.4)
Cash, temporary investments and marketable
  securities                                 $611.2    $395.1    $537.3

Total debt as a percentage of total capital      23%       30%       31%

Book value per share of Common Stock         $36.30    $32.40    $31.23
Net cash provided by continuing operating
  activities                                 $304.1    $217.9    $130.6

     The Company's Federal income tax loss carryforward is available to offset taxable income and, as a result, the Company's requirement to currently pay Federal income tax is substantially eliminated. It is expected that the 1993 consolidated Federal income tax return will report a remaining net operating loss carryforward currently estimated at approximately $610 million, which will expire at the end of 1996 unless previously utilized.
     The $216.1 million increase during 1993 in the cash, temporary investments and marketable securities included in the preceding table was principally attributable to the Company's sale of its shares of the common stock of Tejas Gas Corporation ("Tejas") for net proceeds of $106.6 million, the sale of the Company's defense services operations for $94.0 million in cash, subject to a post-closing working capital adjustment, and the Company's sale of its limited

partnership units of Buckeye Partners L. P. ("Buckeye Units") previously held in the Parent Company investment portfolio (but not included in the aggregate of cash, temporary investments and marketable securities) for approximately $60.9 million. The Company also received $39.2 million in cash, including accrued interest, from the payment by General Cable Corporation ("General Cable") of its $36.9 million short-term note issued in connection with the Company's 1992 spin-off to its shareholders of substantially all of the Company's General Cable stock (the "Spin-off") and $26.0 million from payment of a note plus accrued interest relating to the prior sale of an offshore drilling rig. These increases in cash, temporary investments and marketable securities were partially offset by the Company's redemption of all of its outstanding 11 percent subordinated debentures due December 15, 1997 for $133.3 million plus accrued interest.


Net Cash Provided by Continuing Operating Activities

During each of the three years in the period ended December 31, 1993, the Company's continuing operations provided significant financial resources and sufficient cash flow to meet its operating requirements. Management expects that the Company's operating cash flow and financial resources will continue to be adequate to meet its operating needs in the short-term and long-term (i.e., more than twelve months) future. Cash flows of the Company may be influenced by a variety of factors, including changes in the property and casualty insurance industry, the insurance regulatory environment and general economic conditions.
     Operating cash flow of the insurance operations is dependent primarily on the growth of written premiums, the requirements for claim payments and the rate of return achieved on the insurance investment portfolio. Operating cash flow from the Company's other operations is primarily dependent on pre-tax income, adjusted for non-cash charges such as depreciation and amortization, and the operating working capital requirements of the businesses.

Net Cash Provided by Continuing Operating Activities (continued)

     Cash provided by continuing operating activities in 1993 was $86.2 million higher than in 1992. This increase resulted primarily from an increase in the insurance operations' operating cash flow at Republic Indemnity and, to a lesser extent, at the NSA Group. While the NSA Group and Republic Indemnity experienced strong written premium growth during 1993, the favorable impact of such growth on the operating cash flow of the NSA Group has been partially offset by an increase in claims payments resulting from business expansion in previous periods. The payment of a note relating to the prior sale of an offshore drilling rig, the net proceeds resulting from the settlement of certain litigation relating to a previously owned subsidiary which was included in the General Cable Spin-off and lower interest payments due to the redemption of the Company's 11 percent subordinated debentures in July 1993 also contributed to the improved operating cash flow. These favorable variances were partially offset by a settlement payment resulting from the termination of a reinsurance contract, lower operating cash flow from the Company's industrial operations and lower interest receipts on the Parent Company investment portfolio.
     During 1993, the insurance operations generated $327.8 million of operating cash flow, approximately 66 percent of which was retained by the insurance companies and primarily used to purchase investments, principally marketable debt securities, and for the acquisition of Leader National. The remainder of the cash provided by the insurance operations was paid to the Parent Company principally through intercorporate tax allocation payments. The Company's insurance subsidiaries are restricted as to the amount of stockholder dividends they can pay to the Company without prior regulatory approval. Under these restrictions, the maximum amount of dividends which can be paid to the Company during 1994 by these subsidiaries is $96.5 million.
     Cash provided by continuing operating activities in 1992 was $87.3 million higher than in 1991. This increase resulted primarily from strong growth in written premiums at the NSA Group and, to a lesser extent, at Republic Indemnity. Cash provided by continuing operating activities was also favorably affected by increased operating results at operations which installed satellite ground station electronic equipment and by lower administrative costs. These favorable variances were partially offset by lower operating results at operations that manufacture aerial lift trucks and mobile tools, higher interest payments resulting from a full year of interest on the 10 7/8 percent subordinated notes issued in May 1991, and lower interest receipts on the Parent Company investment portfolio in the 1992 period versus 1991.
Investing and Financing Activity

During 1993, sales of the Parent Company's Tejas shares and Buckeye Units, sales of the Company's defense services operations and two of the Company's industrial businesses and payment by General Cable of its short-term note provided approximately $294 million in the aggregate. In addition, the Company received $24.0 million from the sale of shares of Company Common Stock pursuant to the exercise of stock options. During this same period, the Company used $133.3 million to redeem all of its outstanding 11 percent subordinated debentures, $52.8 million for the payment of the purchase price contingency relating to the acquisition of the NSA Group, including $12.8 million of interest and $40 million of securities deposited by the Company at the end of 1992 in a bank escrow account, and $38.0 million in cash to acquire Leader National. The Company also used $38.2 million for the payment of Common Stock dividends, $17.5 million for capital expenditures and $4.5 million for the purchase of an investment in an insurance company located in the United Kingdom. The Company's insurance operations made net purchases of investments of $179.9 million during 1993 and the Company used approximately $165.5 million for net purchases of investments for the Parent Company investment portfolio.
     On February 10, 1994, the Company announced that it is considering a proposal from American Financial Corporation ("AFC") for the purchase by the Company of the personal lines insurance businesses owned by Great American Insurance Company ("GAIC") for a proposed purchase price of approximately $380 million in cash. GAIC's personal lines insurance businesses principally provide standard private passenger automobile insurance and multiperil homeowners' insurance. GAIC is a wholly-owned subsidiary of AFC. Completion of a transaction would be subject to certain conditions, including approval by a special committee of the Company's directors which has been empowered to negotiate all aspects of the proposed acquisition, including the proposed purchase price, receipt by the Company of an appropriate fairness opinion from an independent investment banking firm and any required regulatory approvals. AFC beneficially owned 40.5 percent of the Company's outstanding common shares at December 31, 1993 and AFC's Chairman, Chief Executive Officer and principal shareholder is Chairman and Chief Executive Officer of the Company. AFC's proposal would include the transfer by GAIC of an investment portfolio consisting principally of investment grade bonds with a market value of approximately $450 million. GAIC's personal lines businesses reported net earned premiums of $342 million and $322 million for 1993 and 1992, respectively. GAIC estimates that on a stand-alone basis the personal lines businesses had pro forma accident year statutory combined ratios of 99.0 percent and 99.1 percent for 1993 and 1992, respectively. GAIC also estimates that the net book value of the businesses that would be transferred at closing would be approximately $200 million.
     As part of the General Cable Spin-off, the Company retained a $255.0 million 9.98% subordinated note due 2007 issued by General Cable (the "General Cable Note"). Interest due prior to 1998 on the General Cable Note may be paid with additional 9.98% subordinated notes ("Interest Notes") in lieu of cash if certain earnings levels are not achieved by General Cable. During 1993, General Cable paid 100 percent, or $31.8 million, of the interest due on the General Cable Note with Interest Notes in lieu of cash.
     On February 14, 1994, General Cable delivered to the Company cash and promissory notes issued by a subsidiary of Rowan Companies, Inc. ("Rowan") totalling $52.1 million as a partial payment of the General Cable notes. The cash portion of the payment was $10.4 million. The Rowan notes, which are guaranteed by Rowan, have a face value of $41.7 million, an interest rate of 7 percent and are due in 1999. Quarterly interest payments are payable in cash beginning March 31, 1994. The cash and Rowan notes resulted from the sale by General Cable of its Marathon LeTourneau unit to Rowan. As a result of these receipts, the Company credited General Cable with $48.1 million of principal and interest payments on the General Cable notes which resulted in the payment in full of the $31.8 million of Interest Notes and reduced the principal amount of the General Cable Note to $241.4 million from $255.0 million at December 31, 1993.
     Under the terms of General Cable's revolving credit and letter of credit facility with certain commercial banks, General Cable is required to exercise its option, if available, to pay interest on the General Cable Note with Interest Notes in lieu of cash. In view of General Cable's consolidated net losses of $57.6 million for the twelve months ended December 31, 1993, the Company expects

that General Cable will pay approximately $12.0 million of interest due on March 31, 1994 with an Interest Note. See Note 2 of Notes to Financial Statements for a discussion of the recoverability of the General Cable Note and Interest Notes.
     On February 16, 1994, the Company called for redemption on March 25, 1994 all of the outstanding $16.2 million principal amount of its 9 1/2 percent subordinated debentures due August 1, 2002 at the redemption price of 100 percent of the principal amount plus accrued and unpaid interest through the redemption date. The Company plans to fund the redemption with internal cash resources and proceeds from the sale of a portion of the Parent Company's short-term investments.
     At December 31, 1993, the Parent Company investment portfolio held unrated or less than investment grade corporate debt securities, excluding the General Cable notes, with carrying values of $19.9 million. At that date, the Company's insurance operations held $117.9 million of such unrated or less than investment grade debt securities and preferred stocks. As a group, unrated or less than investment grade investments may be expected to generate higher average yields than investment grade securities. However, the risk of loss from default by the borrower may be greater with respect to such securities because these issuers usually have higher levels of indebtedness and may be more sensitive to adverse economic conditions than are investment grade issuers. In addition, there is only a thinly traded secondary market for such securities and market quotations are available from a limited number of dealers. In order to manage its risk associated with these investments, the Company limits its investment in unrated or less than investment grade securities of any one issuer and regularly monitors the condition of the issuers and their industries. At December 31, 1993, the largest investment of the Company and its insurance operations in such securities of any one issuer, excluding the General Cable notes, totaled $13.3 million.
     At December 31, 1993, management remained authorized by the Board of Directors to effect purchases of up to an additional 4.5 million shares of the Company's Common Stock, at market prices, through privately negotiated transactions or on the open market.
     The Company's principal source of cash from investing and financing activities during 1992 was maturities of the Parent Company investment portfolio (net of purchases of investments) which provided $113.2 million. In addition to $25 million transferred to General Cable as part of the Spin-off, the Company used cash of $36.8 million for Common Stock dividends, $36.8 million for purchases of shares of Company Common Stock, $14.6 million for capital expenditures and $13.1 million for the repayment of debt. The Company's insurance operations made net purchases of investments totaling $164.3 million.
     During 1991, the Company's principal source of cash from investing and financing activities was $148.7 million from the May issuance of its 10 7/8 percent subordinated notes. Also, the sale of the Company's interests in certain oil and gas properties generated approximately $26 million in cash. The principal uses of cash during 1991 were $142.7 million to acquire shares of the Company's Common Stock and $72.4 million of net purchases of investments for the Parent Company investment portfolio. In addition, the Company's insurance operations made net purchases of investments totaling $94.7 million, excluding intercorporate investment transactions.
     During each of the three years in the period ended December 31, 1993, the Company's continuing operations did not have large capital spending requirements. The Company presently has no plans or commitments for material capital expenditures.

Borrowing Facilities and Debt Obligations

Because of the Company's balances of cash and temporary investments and its positive cash flow from operating activities, the current borrowing requirements for the Company's existing businesses are not significant. At December 31, 1993, the Company's total debt to total capital ratio decreased to 23 percent from 30 percent at year-end 1992. The decrease was primarily due to the 1993 redemption of the Company's 11 percent subordinated debentures. Total capital as defined for this ratio consists of debt, minority interests in subsidiaries and common shareholders' equity. On the basis of this ratio and other relevant factors, management believes that the Company has additional borrowing capacity which may be available to expand its current businesses or for acquisitions. The Company is in compliance with all of its debt covenants, none of which are materially restrictive.

Adjustments of Estimated Pre-reorganization Liabilities

During 1993 and 1992, the Company increased its accruals for its net probable liability for claims and contingencies arising from events and circumstances preceding the Company's 1978

reorganization. In 1993, the Company accrued $14.0 million for pre-reorganization environmental claims and related expenses. In 1992, the Company accrued $15.0 million for pre-reorganization personal injury and environmental claims and related expenses. Consistent with the Company's reorganization accounting policy, such amounts were charged to capital surplus rather than income. See Notes 1, 11 and 12 of Notes to Financial Statements. In management's opinion, the outcome of these claims and contingencies will not, individually or in the aggregate, have a material adverse effect on the Company's financial condition or results of operations.

Net Cash (to) from Discontinued Operations

During 1993, discontinued operations, which consisted of the Company's defense services operations, provided $8.3 million of cash. During the period from January 1, 1992 until the July 1, 1992 date of the General Cable Spin-off, the General Cable businesses required $36.9 million, principally to fund their working capital requirements. Also included in cash provided to discontinued operations for 1992 is $1.3 million to fund expenses related to the General Cable Spin-off and $1.6 million received from the defense services operations. During 1991, cash from discontinued operations totaled $68.1 million.

RESULTS OF OPERATIONS

Analysis of Continuing Operations

Income from continuing operations was $242.7 million, or $5.03 per share, for 1993 as compared with $50.9 million, or $1.08 per share, for 1992. Results for 1993 include tax benefits of $132 million, or $2.74 per share, attributable to increases in the Company's net deferred tax asset. Exclusive of the deferred tax asset adjustment, income from continuing operations for 1993 was $110.7 million, or $2.29 per share.
     Income from continuing operations before income taxes for 1993 increased to $190.1 million from $84.1 million for the 1992 period. The increase was principally due to pre-tax gains of approximately $80.0 million and $18.5 million, respectively, from the sale of the Company's Tejas shares and Buckeye Units, improved operating results in the Company's Insurance segment and higher interest and dividend income generated from the Parent Company investment portfolio, partially offset by provisions for expected losses associated with the intended divestitures of the Company's non-insurance operations. In 1993 and 1992, the Company recognized approximately $25.4 million and $12.7 million, respectively, of interest on the General Cable Note, of which $31.8 million in Interest Notes was paid in full by General Cable on February 14, 1994. For further information, see "Liquidity and Capital Resources - Investing and Financing Activity". Such interest, which is a component of interest and dividend income, was approximately 13 percent and 15 percent, respectively, of the Company's 1993 and 1992 income from continuing operations before income taxes.
     The 1992 income from continuing operations of $50.9 million increased from $50.2 million reported in 1991, principally due to higher interest and dividend income generated from the Parent Company's investments and lower general and administrative expenses, partially offset by higher interest expense, a provision for an environmental claim settlement and slightly lower operating results. An increase in income per share from continuing operations occurred during 1992, as compared with 1991, largely because fewer average shares were outstanding during 1992, as compared with the prior year. Income from continuing operations in 1991 included restructuring provisions related to certain non-insurance businesses and write-downs in the carrying value of certain Parent Company equity investments, totaling $12.6 million net of tax, or $.26 per share.

INSURANCE

Revenues in the Insurance segment increased to $1,405.8 million in 1993 as compared with $1,127.3 million for 1992. The increase was primarily due to an increase in earned premiums at both the NSA Group and Republic Indemnity. Investment income before realized gains and losses on sales of investments also increased due to higher average investment balances primarily due to increased premiums, partially offset by a decrease in the average yield on the insurance operations' investment portfolio. Operating income in 1993 increased to $167.4 million as compared with $143.5 million in 1992, primarily due to improved underwriting results at Republic Indemnity and higher investment income, partially offset by lower net realized gains. Net realized gains from sales of investment securities in the insurance operations' portfolio totaled $17.5 million for 1993 compared with $23.6 million for 1992. See Note 3 of Notes to Financial Statements for further information regarding gross realized and unrealized investment gains and losses.

     Revenues in the Insurance segment increased during 1992, as compared with 1991, primarily due to an increase in earned premiums at both the NSA Group and Republic Indemnity. Investment income before realized gains and losses on sales of investments also increased due to higher average investment balances. Operating income decreased, as compared with 1991, principally due to lower net gains on sales of investments and the inclusion in 1991 results of certain one-time purchase accounting benefits. Net realized gains from sales of investment securities in the insurance operations' portfolio totaled $23.6 million for 1992 compared with $26.5 million in 1991.
     Underwriting profitability of the insurance operations is measured by the combined ratio which, according to generally accepted accounting principles ("GAAP"), is calculated as the quotient of (a) the sum of insurance losses and loss adjustment expenses ("LAE"), policyholder dividends and commissions and other insurance expenses, excluding amortization of cost in excess of net assets acquired, divided by (b) premiums earned, as reflected in the accompanying financial statements. Underwriting results are generally considered profitable when the combined ratio is under 100 percent. The GAAP combined ratio for the Insurance segment was 96.2 percent in 1993, 97.5 percent in 1992 and 97.0 percent in 1991, excluding the unusual purchase accounting benefit.
     In October 1993, the Clinton Administration introduced in Congress proposed legislation called the Health Security Act (the "HSA"), which would guarantee all Americans access to comprehensive health care services provided through health plans. If the HSA were enacted, health plans would provide medical treatment for injuries sustained in the workplace or in an automobile accident. Workers' compensation and automobile insurers would continue to be responsible for the costs of treatment covered by their policies and would reimburse health plans for services provided. The HSA also would create a Commission on Integration of Health Benefits, which would study the feasibility and appropriateness of transferring to health plans financial responsibility for all medical benefits covered under workers' compensation and automobile insurance and would submit a report to the President by July 1, 1995 that would provide a detailed plan for integration if integration is recommended. The Company is unable to predict whether or in what form the HSA will be enacted or, if enacted, what effect it will have on the Company's insurance operations. However, depending on its actual terms, the HSA, and any subsequent legislation mandating such integration, could potentially have a material adverse effect on the Company's future insurance operations.


NSA Group
In general, automobile coverage written by the NSA Group is sold to drivers who have not been accepted for coverage by a writer of standard risks due to driving history, type of automobile, age of insured or other factors. Because it can be viewed as a residual market, the size of the non-standard private passenger automobile insurance market changes with the insurance environment. Management of the Company believes the non-standard market has experienced significant growth in recent years as standard insurers have become more restrictive in the types of risks they will write. During the past three years, the NSA Group continued to obtain new licenses to write business in additional jurisdictions. Total licenses held by the NSA Group have grown by approximately 56 percent during this time period. Entering additional states, increased market penetration in its existing states and the purchase of Leader National have contributed to the significant premium growth achieved by the NSA Group during the last three years. Competitive pressures in the Company's non-standard automobile insurance markets may increase in 1994 and there can be no assurance that the annual increases in written and earned premiums achieved over the past three years can be sustained in 1994 or beyond.
     The NSA Group management believes it has achieved underwriting success over the past several years due, in part, to the refinement of various risk profiles, thereby dividing the consumer market into more defined segments which can either be excluded from coverage or surcharged adequately. Highly effective cost control measures, both in the underwriting and claims handling areas, further contribute to the underwriting profitability of the NSA Group. In addition, the NSA Group generally writes policies of short duration which allow more frequent rating evaluations of individual risks, providing management greater flexibility in the ongoing assessment of the business.

     The following table presents certain information with respect to the NSA Group's insurance operations. The 1991 data excludes the unusual purchase accounting benefit of $5.4 million.

                                             (Dollars in Millions)
     Years Ended December 31,             1993      1992      1991
     Net Written Premiums               $901.9    $660.4    $509.8

     Net Earned Premiums                $804.4    $594.8    $492.3

     Loss and LAE                        575.8     414.8     343.9
     Underwriting Expenses               204.4     156.7     124.5
     Underwriting Profit                $ 24.2    $ 23.3    $ 23.9

     GAAP Ratios:
          Loss and LAE Ratio              71.6%     69.7%     69.9%
          Underwriting Expense Ratio      25.4      26.4      25.2
          Combined Ratio                  97.0%     96.1%     95.1%

     Statutory Ratios:
          Loss and LAE Ratio              72.5%     69.7%     70.5%
          Underwriting Expense Ratio      24.4      26.1      26.5
          Combined Ratio                  96.9%     95.8%     97.0%

     Total Private Passenger Automobile
       Insurance Industry Statutory
       Combined Ratio(1)                 102.0%(Est.)102.0%  104.7%

(1) Industry information was derived from Best's Insurance Management Reports Property/Casualty Supplement (January 3, 1994 edition). The comparison shown is to the private passenger automobile insurance industry. Although the Company believes that there is no reliable regularly published combined ratio data for the non-standard automobile insurance industry, the Company believes that such a combined ratio would present a less favorable comparison in that it would be lower than the private passenger automobile industry average shown above.

          The NSA Group reported earned premiums of $804.4 million and underwriting profit of $24.2 million for 1993 as compared with 1992 amounts of $594.8 million and $23.3 million, respectively. The growth in both earned premiums and net written premiums of over 35 percent during 1993 was principally due to the pursuit of business in new markets and the trend over recent years whereby the standard insurers have become more restrictive in the types of risks they are willing to write. The acquisition of Leader National in the second quarter of 1993 also contributed to the premium growth. The combined ratio for the NSA Group was 97.0 percent compared with 96.1 percent for 1992. The increase in the combined ratio for 1993 was primarily caused by rate adjustments which more favorably affected 1992 underwriting results and an increase in losses in the 1993 first quarter resulting from a more severe winter than in the prior period. Partially offsetting these factors was a decrease in the underwriting expense ratio as growth in earned premiums outpaced associated expenses.
          The NSA Group reported earned premiums of $594.8 million and underwriting profit of $23.3 million for 1992, as compared with 1991 amounts of $492.3 million and $29.3 million, respectively. The 1991 underwriting results for the NSA Group include the above mentioned one-time purchase accounting benefit of $5.4 million. The NSA
Group's 1992 combined ratio was 96.1 percent compared with 95.1 percent for 1991, excluding the unusual benefit. In addition, 1991 was favorably affected by differences between the actual 1991 profitability of the unearned premiums purchased as part of the acquisition of the NSA Group and estimates thereof made in the allocation of the purchase price. Excluding the effects of these differences and the unusual purchase accounting benefit, the 1991 combined ratio of the NSA Group was approximately 97 percent.

Republic Indemnity

          Republic Indemnity's workers' compensation insurance operations are highly regulated by California state authorities. In addition, these insurance operations are affected by employment trends in their markets, litigation activities, legal and medical costs, use of vocational rehabilitation programs and the filing of traditionally non-occupational injuries, such as stress and trauma claims. While higher claims costs are ultimately reflected in premium rates, there historically has been a time lag of varying periods between the incurrence of higher claims costs and premium rate adjustments, which may result in periods of unfavorable underwriting results. Management believes that Republic Indemnity's stringent underwriting standards, disciplined claims philosophy, expense containment and reputation with insureds have combined to produce superior underwriting results as compared to the industry in general.
          The following table presents certain information with respect to Republic Indemnity's insurance operations.

                                        (Dollars in Millions)
     Years Ended December 31,             1993      1992      1991
     Net Written Premiums               $465.8    $397.0    $353.1

     Net Earned Premiums                $458.5    $394.1    $351.6

     Loss and LAE                        270.2     261.8     233.7
     Underwriting Expenses                70.6      63.3      57.6
     Policyholder Dividends               93.2      67.5      58.9
     Underwriting Profit                $ 24.5    $  1.5    $  1.4

     GAAP Ratios:
          Loss and LAE Ratio              59.0%     66.4%     66.4%
          Underwriting Expense Ratio      15.4      16.1      16.4
          Policyholder Dividend Ratio     20.3      17.1      16.7
          Combined Ratio                  94.7%     99.6%     99.5%

     Statutory Ratios:
          Loss and LAE Ratio              59.0%     69.1%     66.5%
          Underwriting Expense Ratio      15.4      16.0      16.2
          Total Loss and Expense Ratio    74.4      85.1      82.7
          Policyholder Dividend Ratio     13.7      11.6      17.7
          Combined Ratio                  88.1%     96.7%    100.4%

     Total Workers' Compensation Industry
       Statutory Combined Ratio(1)       111.5%(Est.)121.5%  122.6%

(1)  Industry information was derived from Best's Insurance
     Management Reports Property/Casualty Supplement (January 3,
     1994 edition).

     Republic Indemnity reported earned premiums of $458.5 million for 1993 compared with $394.1 million in 1992. An underwriting profit of $24.5 million was reported for 1993 as compared with an underwriting profit of $1.5 million for 1992. The increase in both earned premiums and net written premiums of approximately 17 percent for 1993 was primarily due to improvement in the Company's relative competitive position in the industry resulting in part from the withdrawal of several workers' compensation carriers from the Los Angeles, California market. In addition, the California State Fund, the largest writer of workers' compensation insurance in California, reduced its policyholder dividends during 1992 making its program less attractive to the market. During 1993, Republic Indemnity's underwriting results benefited from a decrease in the frequency and severity of losses, in part due to a reduction in fraudulent claims, and a lower underwriting expense ratio as compared with the prior year. Republic Indemnity had a combined ratio of 94.7 percent and
99.6 percent for 1993 and 1992, respectively.
          In July 1993, California enacted legislation (the "Reform Legislation") effecting significant changes in the workers' compensation insurance system. The Reform Legislation effected an immediate overall 7 percent reduction in workers' compensation insurance premium rates; authorized the Insurance Commissioner to approve further reductions in premium rates so long as the further reduced rates are "adequate"; prohibited the Insurance Commissioner, prior to January 1, 1995, from approving any premium rate that is greater than the reduced rates effected by the Reform Legislation;
and replaced the workers' compensation insurance minimum rate law, effective January 1, 1995, with a procedure permitting insurers to use any rate within 30 days after filing it with the Insurance Commissioner unless the rate is disapproved by the Insurance Commissioner. On December 1, 1993, the Insurance Commissioner ordered an additional 12.7 percent minimum premium rate decrease effective January 1, 1994 for new and renewal policies entered into on and after January 1, 1994. The Reform Legislation also increased statutory workers' compensation benefits for temporary and permanent disability commencing July 1, 1994 and increasing in 1995 and 1996, expanded the rights of employers under workers' compensation insurance policies and introduced several reforms intended to reduce workers' compensation costs. The reforms include a tightening of the standards for job-related stress and post-termination claims, introducing measures designed to curb medical costs, limiting the frequency of medical-legal evaluations, capping the amount of compensable vocational rehabilitation expenses and strengthening penalties for fraudulent claims. The Reform Legislation also provides for the licensing of "managed" health care organizations to provide care for injuries covered by workers' compensation and generally permits employers to require employees to obtain medical services for

their work-related injuries for a certain period of time from a health care organization selected by the employer, unless the employee chooses to be treated by a physician designated by the employee prior to the injury.
          If the workers' compensation cost savings resulting from the Reform Legislation are inadequate to offset the impact of premium rate reductions, increased benefits and expanded employers' rights, the profitability of the Company's workers' compensation insurance operations could be adversely affected. Management believes that this effect may be mitigated by Republic Indemnity's ability to reduce its relatively high policyholder dividends, although a reduction in dividends could affect premium volume. In addition, greater price competition is expected to result when the repeal of the minimum premium rates that now govern all workers' compensation insurers becomes effective, and Republic Indemnity's operations could be affected adversely. The Company believes that the Reform Legislation's provisions relating to "managed" health care organizations will probably result in certain workers' compensation insurers seeking affiliation, contractual or otherwise, with one or more health care organizations. The Company continues to evaluate the implications of these provisions but is unable to predict whether their ultimate impact on its workers' compensation insurance operations will be positive or adverse. While Republic Indemnity has continued to operate on a profitable basis, no assurances can be given that it could continue to do so in the face of adverse regulatory developments.
     Republic Indemnity reported earned premiums of $394.1 million for 1992, a 12 percent increase over 1991 earned premiums of $351.6 million. Underwriting results remained favorable for these operations as evidenced by the 1992 combined ratio of 99.6 percent as compared to 99.5 percent for the 1991 period.

Interest and Dividend Income

Interest and dividend income of the Parent Company investments increased $7.9 million in 1993, as compared with 1992, due primarily to a $14.6 million increase in interest income on the General Cable notes largely attributable to the inclusion of a full year of interest in 1993 as compared with 1992. The interest income on the General Cable notes in 1993 consisted of $25.4 million on the General Cable Note, all of which was paid or is payable with Interest Notes, $1.2 million of interest on the short-term note (the full principal and accrued interest of which was paid in cash on July 2, 1993) and $1.8 million of interest on the Interest Notes (payable in cash). For a discussion of the recoverability of the General Cable Note and Interest Notes and for more information regarding the payment in full by General Cable of the Interest Notes and accrued interest, see Note 2 of Notes to Financial Statements and "Liquidity and Capital Resources - Investing and Financing Activity", respectively. The increase in interest income due to the General Cable notes was partially offset by lower interest income on the Parent Company investment portfolio attributable to a decrease in average yields, partially offset by higher average investment balances, as compared with 1992.
     Interest and dividend income of the Parent Company investments for 1992 and 1991 was $45.5 million and $35.5 million, respectively.
The increase in interest and dividend income for 1992, as compared with 1991, was due to 1992 interest income of $13.8 million on the General Cable notes (consisting of $12.7 million of interest on the General Cable Note paid with an Interest Note and $1.1 million of interest on the short-term note paid in cash), partially offset by reduced average yields on investments during 1992 as compared with 1991. Also, the 1991 results include net realized losses of $4.3 million on sales of debt securities in the Parent Company investment portfolio.
     General Cable may elect to pay interest on the General Cable Note with Interest Notes if certain earnings levels are not achieved by General Cable. The recognition of interest income on the General
Cable notes by the Company is subject to periodic evaluations of General Cable's financial position, cash flows and operating results by the Company's management.

Interest and Debt Expense

Interest and debt expense for 1993 decreased $6.8 million compared with 1992 due primarily to the Company's July 30, 1993 redemption of all of its 11 percent subordinated debentures.
     Interest and debt expense increased to $69.6 million in 1992 from $65.3 million in 1991, due primarily to the incurrence of interest expense for the full year of 1992 on the $150.0 million principal amount of the Company's 10 7/8 percent subordinated notes which were issued in May 1991.
Other Expense (Income) - Net

Other expense (income) - net consists of the following:

                                             (In Millions)
For the Years Ended December 31,        1993      1992      1991
Settlement of claims and
  contingencies, net                    $  6.3    $  6.5    $ (3.2)
Minority interests in earnings
  of consolidated subsidiaries            (1.5)     (1.4)      (.6)
Taxes other than income                    6.7       6.7       6.2
Other                                      4.1       4.3       2.7
  Total                                 $ 15.6    $ 16.1    $  5.1

     The component, "Settlement of claims and contingencies, net", in the above table includes expense in 1993 which was primarily attributable to a $2 million provision for environmental costs relating to the Company's previously-owned petroleum products pipeline operations and to certain litigation settlements, none of which are individually, or in the aggregate, material to the Company's results of operations.
     The expense reported in such component in 1992 was primarily attributable to a $4 million provision recorded in connection with an agreement with the U.S. Environmental Protection Agency for the settlement of post-reorganization environmental claims relating to the clean-up of cadmium contamination at a previously-owned battery manufacturing facility. The income reported in such component in 1991 was almost entirely due to the favorable resolutions of certain contingencies related to the 1986 sale of the Company's petroleum products pipeline operations.

Income Taxes

For 1993, the Company recorded an income tax benefit of $52.6 million as compared with income tax expense of $33.2 million and $29.2 million for 1992 and 1991, respectively. The 1993 benefit is attributable to an increase of $132.0 million in the Company's net deferred tax asset due to revisions to the estimated future taxable income during the Company's tax loss carryforward period. For more information concerning these adjustments, see Note 7 of Notes to Financial Statements.
          As of December 31, 1993, the Company's gross deferred tax asset was $491.0 million, which after a valuation allowance of $195.2 million resulted in a net deferred tax asset of $295.8 million. The net deferred tax asset represents the portion of the gross deferred tax asset which management believes is more likely than not to be realized consistent with the recognition criteria as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes".
          Management believes that it is more likely than not that the net deferred tax asset at December 31, 1993 will be realized primarily through the generation of taxable income during the loss carryforward period. This belief derives from an analysis of estimated future taxable income based on certain assumptions concerning future events during the loss carryforward period. The estimate of future taxable income used in determining the net deferred tax asset is not necessarily indicative of the Company's future results of operations. As is the case with any estimate of future results, there will be differences between assumed and actual economic and business conditions of future periods. Moreover, the estimate may also be affected by unpredictable future events, including but not necessarily limited to changes in the Company's capital structure and future acquisitions and dispositions.
Therefore, the analysis of estimated future taxable income will be reviewed and updated periodically, and any required adjustments, which may increase or decrease the net deferred tax asset, will be made in the period in which the developments on which they are based become known. Management believes that any future adjustments in the net deferred tax asset will not be as significant as those reported in 1993.
          The increase in income tax expense in 1992, as compared with 1991, is primarily due to a higher 1992 effective tax rate coupled with an increase in the Company's 1992 pre-tax income. Income tax expense for 1991 also includes a $2.0 million benefit from adjustments to the Company's provision for deferred state taxes. 24
AMERICAN PREMIER UNDERWRITERS, INC. AND CONSOLIDATED SUBSIDIARIES SELECTED CONSOLIDATED FINANCIAL DATA

(Dollars in Millions, Except Per Share Amounts and Ratios)
                                                1993     1992      1991      1990      1989
Income Statement Data:(1)
Net Written Premiums                         $1,378.9  $1,067.3  $  864.6  $  345.1  $  220.9

Insurance Revenues:
     Premiums Earned                         $1,273.6  $  998.7  $  845.6  $  342.0  $  231.1
     Net Investment Income                      114.7     105.0      97.9      51.6      36.8
     Net Realized Gains (Losses)                 17.5      23.6      26.5      (9.0)      3.1
Other Revenues                                  357.5     297.6     305.4     395.3     400.0
          Total Revenues                     $1,763.3  $1,424.9  $1,275.4  $  779.9  $  671.0

Income from Continuing Operations
  before Income Taxes:
     Insurance Operations                    $  167.4  $  143.5  $  144.5  $   36.8  $   37.4
     Other Operations                            22.7     (59.4)    (65.1)     58.8     103.6
                                             $  190.1  $   84.1  $   79.4  $   95.6  $  141.0

Income from Continuing Operations(2)         $  242.7  $   50.9  $   50.2  $   62.9  $   92.6
Income from Continuing Operations
  Per Share(2)                               $   5.03  $   1.08  $   1.03  $   1.03  $   1.32

Balance Sheet Data
  (at year-end):(1)
Investments Held by Insurance
  Operations                                 $1,602.7  $1,304.2  $1,121.9  $  997.2  $  488.3
Cash, Temporary Investments and Marketable
  Securities Other Than Those of Insurance
  Operations                                    611.2     395.1     537.3     458.6   1,146.7
Total Assets                                  4,049.6   3,486.2   3,330.0   3,280.1   2,962.9
Unpaid Losses and Loss Adjustment
  Expenses, Policyholder Dividends
  and Unearned Premiums                       1,425.5   1,069.0     889.5     823.4     457.5
Debt                                            523.2     656.1     665.9     516.2     374.0
Common Shareholders' Equity                   1,722.3   1,502.8   1,479.0   1,634.2   1,826.8
Book Value Per Share of Common Stock            36.30     32.40     31.23     31.00     27.84
Total Debt to Total Capital                        23%       30%       31%       24%       17%

Certain Financial Ratios
  and Other Data:
Cash Dividends Declared Per Share
  of Common Stock                            $    .85  $    .81  $    .71  $    .53  $    .42
Statutory Surplus of Insurance
  Operations                                 $  567.3  $  453.6  $  392.9  $  345.0  $  157.7
Statutory Net Written Premiums to
  Statutory Surplus(3)                            2.4x      2.3x      2.3x      2.2x      2.0x
GAAP Combined Ratio                              96.2%     97.5%     97.0%     99.9%    101.6%
Statutory Combined Ratio                         94.0%     96.5%     98.5%    100.1%     98.1%
Industry Statutory Combined Ratio for
  Property and Casualty Insurers(4)             109.2%    115.8%    108.8%    109.6%    109.2%

(1) The Company's principal insurance operations were acquired on March 31, 1989 and December 31, 1990 in business acquisitions accounted for as purchases. Results of operations of the acquired businesses are included from the effective dates of the acquisitions and the net assets of the acquired companies are included as of the effective dates. Year-to-year comparisons are also affected by business dispositions and by restructuring provisions and certain unusual charges. See
     Note 2 of Notes to Financial Statements and "Management's Discussion and Analysis - Results of Operations" for further information.
(2) The 1993 results include a $132 million, or $2.74 per share, tax benefit attributable to an increase in the Company's net deferred tax asset. See Note 7 of Notes to Financial Statements and "Management's Discussion and Analysis - Results of Operations".
(3) For 1989 and 1990, the writings to surplus ratio is based on statutory surplus of Republic Indemnity only, excluding the statutory surplus of the NSA Group, which was acquired on December 31, 1990 and a reinsurance subsidiary which had insignificant written premiums in both years.
(4) Ratios for 1989 and 1990 are derived from A.M. Best's Aggregates and Averages Property/Casualty (1992 edition). The ratios for 1991 and 1992 and the ratio estimate for 1993 are derived from Best's Insurance Management Reports Property/Casualty Supplement (January 3, 1994 edition).
AMERICAN PREMIER UNDERWRITERS, INC. AND CONSOLIDATED SUBSIDIARIES

INCOME STATEMENT
                                                    For the years ended December 31,
(In Millions, Except Per Share Amounts)              1993     1992       1991
Revenues
  Insurance operations
     Premiums earned                              $1,273.6  $  998.7  $  845.6
     Net investment income                           114.7     105.0      97.9
     Net realized gains                               17.5      23.6      26.5
  Other operations
     Net sales                                       198.3     255.4     279.7
     Interest and dividend income                     53.4      45.5      35.5
     Net realized gains (losses)                     105.8      (3.3)     (9.8)
                                                   1,763.3   1,424.9   1,275.4
Expenses
  Insurance operations
     Losses                                          726.9     579.5     488.9
     Loss adjustment expenses                        130.0     107.1      90.4
     Commissions and other insurance
       expenses                                      288.3     229.7     187.3
     Policyholder dividends                           93.2      67.5      58.9
  Other operations
     Cost of sales                                    88.9     143.8     157.6
     Operating expenses                              105.7     107.3     105.9
     Corporate and administrative expenses            20.2      20.2      25.8
     Interest and debt expense                        62.8      69.6      65.3
     Gain on issuance of common stock
       by a subsidiary                                  -         -        (.2)
     Provision for loss on sale of subsidiaries
       and asset impairment                           41.6        -       11.0
     Other expense (income), net                      15.6      16.1       5.1
                                                   1,573.2   1,340.8   1,196.0

Income from continuing operations before
  income taxes                                       190.1      84.1      79.4
Income tax (expense) benefit                          52.6     (33.2)    (29.2)

Income from continuing operations                    242.7      50.9      50.2
Discontinued operations:
     Income (loss) from discontinued
       operations                                      2.8       1.7     (47.6)
     Loss on disposal                                (13.5)       -         -
Cumulative effect of accounting change                  -      252.8        -
Net income                                        $  232.0  $  305.4  $    2.6

Earnings per share data:
     Continuing operations                        $   5.03  $   1.08  $   1.03
     Discontinued operations                          (.22)      .04      (.98)
     Cumulative effect of accounting change             -       5.36        -
                                                  $   4.81  $   6.48  $    .05

Weighted average number of common shares              48.2      47.2      48.7




           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AMERICAN PREMIER UNDERWRITERS, INC. AND CONSOLIDATED SUBSIDIARIES

BALANCE SHEET
(In Millions, Except Share Data)                       December 31,
                                                     1993      1992
Assets

Investments held by insurance operations
     Fixed maturity securities
          Held for investment-stated at amortized
            cost (market $1,173.0 and $951.2)     $1,113.0  $  924.2
          Available for sale-stated at market
            (cost $408.7 and $310.1)                 432.8     325.8
     Short-term investments                           56.9      44.1
     Equity in affiliates                               -       10.1
                                                   1,602.7   1,304.2
Parent Company investments

     Fixed maturity securities
          Held for investment-stated at amortized
            cost (market $251.7 and $252.7)          248.9     250.8
     Short-term investments                          387.9     211.8
     General Cable Corporation notes                 286.8     255.0
     Equity in affiliates                             20.1      83.7
                                                     943.7     801.3

Cash                                                  32.4      36.2
Accrued investment income                             43.4      41.9
Agents' balances and premiums receivable             289.9     198.4
Reinsurance receivable                                47.6       -
Other receivables                                     51.4      57.4
Deferred policy acquisition costs                     77.4      50.4
Property, plant and equipment                         95.2      97.6
Cost in excess of net assets acquired                406.8     368.4
Deferred tax asset                                   295.8     245.4
Net assets of discontinued operations                  9.8     111.5
Other assets                                         153.5     173.5
    Total                                         $4,049.6  $3,486.2


Liabilities And Common Shareholders' Equity

Unpaid losses and loss adjustment expenses        $  961.4  $  763.5
Policyholder dividends                               111.8      81.2
Unearned premiums                                    352.3     224.3
Debt                                                 523.2     656.1
Minority interests in subsidiaries                    15.1      16.6
Accounts payable and other liabilities               363.5     241.7
  Total liabilities                                2,327.3   1,983.4

Common Stock, $1.00 par value - outstanding or
  issuable 47,446,094 and 46,382,170 shares           47.4      46.4
Capital surplus                                      746.2     738.9
Retained earnings (from October 25, 1978)            912.3     707.0
Net unrealized gains on investments                   16.4      10.5
  Total common shareholders' equity                1,722.3   1,502.8
    Total                                         $4,049.6  $3,486.2



           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

AMERICAN PREMIER UNDERWRITERS, INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENT OF CASH FLOWS

                                                            For the years ended
                                                                December 31,
(In Millions)                                              1993      1992      1991
Cash flows of operating activities:
  Income from continuing operations                    $  242.7  $   50.9  $   50.2
  Adjustments to reconcile income from continuing
    operations to net cash provided by continuing
    activities
     Deduction in lieu of current Federal
            income tax                                       -        -        24.3
     Deferred Federal income tax                          (57.9)     28.9        -
     Depreciation, depletion and amortization              32.8      33.5      34.2
     Net gain on disposals of businesses, investments
        and property, plant and equipment                 (80.6)    (19.2)    (10.9)
     Changes in assets and liabilities, excluding
            effects of acquisitions and divestitures of
            businesses
               Increase in receivables                    (96.9)    (47.2)     (5.7)
               (Increase) decrease in other assets          6.7       8.3     (33.5)
               Increase (decrease) in accounts payable and
                 other liabilities                         12.7     (16.9)      (.4)
               Increase in unpaid losses and loss
                 adjustment expenses                       94.8      99.6      62.2
               Increase (decrease) in policyholder
                 dividends                                 30.4      11.7      (3.1)
               Increase in unearned premiums              105.7      68.6      19.0
          Litigation settlement                            15.6        -         -
          Other, net                                       (1.9)      (.3)     (5.7)
               Net cash flows of operating activities     304.1     217.9     130.6
Cash flows of investing activities:
     Purchases of investments                            (735.5) (1,009.2) (1,014.3)
     Sales and maturities of investments                  734.3     712.5     904.5
     Net (increase) decrease in temporary investments    (139.8)    220.6     (87.3)
     Acquisitions of businesses, net of cash acquired     (95.3)       -       (2.3)
     Capital expenditures                                 (17.5)    (14.6)    (19.7)
     Sales of businesses                                   89.7        -         -
     Other, net                                            (1.4)      2.0      22.2
               Net cash flows of investing activities    (165.5)    (88.7)   (196.9)
Cash flows of financing activities:
     Repayment of debt                                   (135.1)    (13.1)     (4.5)
     Common Stock dividends                               (38.2)    (36.8)    (32.3)
     Exercise of stock options and conversion of
       Career Shares                                       24.0      12.6      11.6
     Purchases of Company Common Stock                     (1.9)    (36.8)   (142.7)
     Issuance of debt                                       1.8       3.1     151.8
     Other, net                                            (1.3)       .2      (1.0)
          Net cash flows of financing activities         (150.7)    (70.8)    (17.1)

Net cash flows from continuing operations                 (12.1)     58.4     (83.4)
Net cash (to) from discontinued operations                  8.3     (36.6)     68.1

Increase (decrease) in cash                                (3.8)     21.8     (15.3)
Cash - beginning of year                                   36.2      14.4      29.7
Cash - end of year                                     $   32.4  $   36.2  $   14.4

           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 AMERICAN PREMIER UNDERWRITERS, INC. AND CONSOLIDATED SUBSIDIARIES
                   NOTES TO FINANCIAL STATEMENTS



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Effective March 25, 1994, the Company changed its corporate name from The Penn Central Corporation to American Premier Underwriters, Inc. in order to better reflect its new identity as a property and casualty insurance specialist.

Principles of Consolidation
All majority-owned subsidiaries are consolidated, with the exception of the Company's defense services operations sold in August, 1993 and those businesses included in the 1992 Spin-off to the Company's shareholders of the Company's principal manufacturing operations which have been classified as discontinued operations. Intercompany transactions and balances are eliminated. Certain amounts in the consolidated financial statements for years prior to 1993 have been reclassified to conform to the current presentation.

Revenue Recognition
Premiums are earned ratably over the terms of the insurance policies, net of reinsurance ceded.

Income Taxes
Effective January 1, 1992, the Company elected to adopt Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". Prior years' financial statements have not been restated to apply the provisions of this pronouncement. In periods prior to January 1, 1992, to the extent that no Federal income tax was payable because of the pre-reorganization net operating loss carryforward or tax losses attributable to disposition of pre-reorganization assets and liabilities, a deduction in lieu of current Federal income tax (which was not accruable or payable) was made from income and credited to capital surplus. Due to the Company's adoption of SFAS No. 109, this presentation has been discontinued. Refer to Note 7 for further explanation of the adoption of SFAS No. 109 and the cumulative effect of the accounting change.

Investments
During 1992, the Company revised its accounting policy for all investments in fixed maturity securities. Such securities which will be held for indefinite periods of time are classified as available for sale and are stated at market value, with net unrealized gains or losses (net of deferred income taxes) credited or charged to shareholders' equity. Investments in fixed maturity securities which the Company has both the intent and the ability to hold to maturity are stated at cost, adjusted for amortization of discount or premium unless there is an impairment of value which is determined to be other than temporary, in which case they are carried at estimated net realizable value. In certain limited circumstances, such as individual issuer credit deterioration, a major business combination or disposition or if required by insurance or other regulators, the Company may dispose of such investments prior to their scheduled maturities. The Company is not aware of any such circumstances which would be likely to cause a material amount of fixed maturity securities currently classified as held for investment to be sold prior to maturity. Short-term investments are carried at amortized cost which approximates market value. The Company uses the "specific identification" method of determining the cost of investments sold. For further information, see Notes 3 and 4.

Property, Plant and Equipment
Property, plant and equipment are stated at cost. Depreciation is provided principally using the straight-line method over the expected useful lives of the assets. Upon sale or retirement of significant assets, the cost and related accumulated depreciation are eliminated from the accounts, as applicable, and the resulting gain or loss is included in income.

Cost in Excess of Net Assets Acquired
The excess of the acquisition cost over the net assets of businesses acquired is being amortized using the straight-line method over periods not exceeding 40 years. At December 31, 1993 and 1992, accumulated amortization of cost in excess of net assets acquired totaled $42.9 million and $37.5 million, respectively.

Deferred Policy Acquisition Costs
Deferred policy acquisition costs applicable to unearned premiums are computed on a basis which gives recognition to underwriting expenses (commissions, premium taxes and certain other underwriting costs), loss, loss adjustment expense and policyholder dividend ratios and the anticipated expenses necessary to maintain policies in force. The deferred costs are limited to the difference between unearned premiums and expected related losses, loss

adjustment expenses and policyholder dividends, with subsequent amortization to income occurring ratably over the terms of the related policies. Limits on deferred costs are calculated separately for significant lines of business without any consideration for anticipated investment income.

Unpaid Losses and Loss Adjustment Expenses
The net liabilities stated for unpaid losses and loss adjustment expenses are based on (a) the accumulation of case estimates for losses reported on the direct business written; (b) estimates received from ceding reinsurers and insurance pools and associations; (c) estimates of unreported losses based on past experience, and (d) estimates of expenses for investigating and adjusting claims based on experience. These liabilities are subject to the impact of changes in claim amounts and frequency and other factors. In spite of the variability inherent in such estimates, management believes that the recorded liabilities for unpaid losses and loss adjustment expenses are adequate. Changes in estimates of the liabilities for unpaid losses and loss adjustment expenses are included in income in the period in which determined.

Policyholder Dividends
Dividends payable to policyholders represent management's estimate of amounts payable on participating policies which share in favorable underwriting results. The estimate is accrued during the period in which the related premium is earned. Changes in estimates are included in income in the period determined. Policyholder dividends do not become legal liabilities unless and until declared by the boards of directors of the insurance companies.

Unearned Premiums
Unearned premiums represent that portion of premiums written which is applicable to the unexpired terms of policies in force, generally computed by the application of daily pro rata fractions. On reinsurance assumed, unearned premiums are based on reports received from the ceding reinsurers and insurance pools and associations.

Reinsurance
Portions of the Company's policy coverages are reinsured under contracts with various reinsurers. The more significant contracts represent excess of loss treaties designed to limit the Company's potential liability on significant policy coverages. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Effective January 1, 1993, the Company adopted SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts". This statement requires ceding insurers to (a) report separately as assets estimated reinsurance receivables arising from reinsurance contracts and amounts paid to reinsurers relating to the unexpired portions of such contracts and
(b) include corresponding amounts in unpaid losses and loss adjustment expenses on a gross basis. Prior to the adoption of SFAS No. 113, assets related to reinsurance activities were recorded as reductions to the liabilities stated for unpaid losses and loss adjustment expenses and unearned premiums. Financial statements of prior periods have not been restated to reflect the provisions of this statement.
     Income on reinsurance contracts is recognized based on reports received from ceding reinsurers and insurance pools and associations.

Capital Surplus
Adjustments to claims and contingencies arising from events or circumstances preceding the Company's 1978 reorganization are reflected in capital surplus if the adjustments are not clearly attributable to post-reorganization events or circumstances. Such pre-reorganization claims and contingencies consist principally of personal injury claims by former employees of the Company's predecessor and claims relating to the generation, disposal or release into the environment of allegedly hazardous substances arising out of railroad operations disposed of prior to the 1978 reorganization. In periods prior to January 1, 1992, the deduction in lieu of current Federal income tax was credited to capital surplus.

Fair Value of Financial Instruments
Financial instruments are defined as cash, evidence of an ownership interest in an entity, or contracts relating to the receipt, delivery or exchange of financial instruments. The estimated fair value amounts of the Company's financial instruments have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in current market transactions.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. In addition, the fair value estimates presented herein are based on pertinent information available to management as of December 31, 1993. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date and, therefore, current estimates of fair value may differ significantly from the amounts presented herein. The terms "fair value" and "market value" are used interchangeably in the financial statements and the notes thereto. Unless otherwise denoted, stated values of financial instruments approximate fair value.

New Accounting Pronouncements
In May 1993, the Financial Accounting Standards Board ("FASB") issued SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which the Company is required to adopt no later than 1994. The Company's planned adoption of SFAS No. 115 during 1994 is not expected to have a material effect on the Company's financial position or results of operations.
     In November 1992, the FASB issued SFAS No. 112, "Employers' Accounting for Postemployment Benefits", which the Company is required to adopt no later than 1994. An actuarial evaluation of the Company's postemployment benefits has been prepared. Based on this evaluation, the Company's planned adoption of SFAS No. 112 during 1994 is not expected to have a material effect on the Company's financial position or results of operations.

2.   ACQUISITIONS AND DIVESTITURES

On February 10, 1994, the Company announced that it is considering a proposal from American Financial Corporation ("AFC") for the purchase by the Company of the personal lines insurance businesses owned by Great American Insurance Company ("GAIC") for a proposed purchase price of approximately $380 million in cash. GAIC's personal lines insurance businesses principally provide standard private passenger automobile insurance and multiperil homeowners' insurance. GAIC is a wholly-owned subsidiary of AFC. Completion of a transaction would be subject to certain conditions, including approval by a special committee of the Company's directors which has been empowered to negotiate all aspects of the proposed acquisition, including the proposed purchase price, receipt by the Company of an appropriate fairness opinion from an independent investment banking firm, and any required regulatory approvals. AFC beneficially owned
40.5 percent of the Company's outstanding common shares at December 31, 1993 and AFC's Chairman, Chief Executive Officer and principal shareholder is Chairman and Chief Executive Officer of the Company. AFC's proposal would include the transfer by GAIC of an investment portfolio consisting principally of investment grade bonds with a market value of approximately $450 million. GAIC's personal lines businesses reported net earned premiums of $342 million and $322 million for 1993 and 1992, respectively. GAIC estimates that on a stand-alone basis the personal lines businesses had pro forma accident year statutory combined ratios of 99.0 percent and 99.1 percent for 1993 and 1992, respectively. GAIC also estimates that the net book value of the businesses that would be transferred at closing would be approximately $200 million.

Leader National
On May 20, 1993, the Company purchased Leader National Insurance Company ("Leader National") for $38 million in cash. Leader National writes non-standard private passenger automobile insurance and, to a lesser extent, non-standard commercial automobile insurance. The acquisition was accounted for as a purchase and the purchase price was allocated to the identifiable net assets of Leader National based upon an estimate of their fair values. The purchase price was approximately equal to the fair value of the net assets acquired. Leader National's assets, liabilities and results of operations are included with those of the Company's other private passenger automobile insurance companies as of the purchase date.

Sale of Non-insurance Businesses
On November 9, 1993, the Company sold all of its 1,982,646 shares of the common stock of Tejas Gas Corporation ("Tejas") in an underwritten public offering for net proceeds of $106.6 million.
The Company's pre-tax gain from the sale was approximately $80.0 million.
          On August 25, 1993, the Company sold its defense services operations, excluding certain real estate being retained for sale by the Company, to Tracor, Inc. for $94 million in cash, subject to a post-closing working capital adjust
ment. As a result of the sale, the Federal Systems segment has been classified as discontinued operations for all periods presented.
          On May 25, 1993, the Company sold all of its 2,308,900 limited partnership units of Buckeye Partners, L.P. ("Buckeye Units") in an underwritten public offering for net proceeds of $71.6 million, of which $10.7 million was related to Buckeye Units held in the insurance operations' investment portfolio and $60.9 million was attributable to Buckeye Units held in the Parent Company investment portfolio. The Company's pre-tax gain from the sale was approximately $18.5 million. Of this amount, $2.8 million is related to the insurance operations' investments and accordingly, is included in "net realized gains" from insurance investments. The balance of $15.7 million, attributable to the Parent Company investments, is included in "net realized gains (losses)".
          The intended divestitures of businesses announced in December 1992 included five small diversified industrial companies, two of which were sold during 1993 for cash and notes aggregating $8 million. For 1993, the operations sold and to be sold had aggregate sales of $107.2 million and operated at break-even. At December 31, 1993, the aggregate book value of the three businesses remaining to be sold was $36.1 million, net of a provision recorded in 1993 to adjust such book value to net realizable value.
          In December 1992, the Company sold G&H Technology, Inc. for a note of approximately $11.0 million.

Spin-off of Principal Manufacturing Operations
On July 1, 1992, substantially all of the stock of the Company's subsidiary, General Cable Corporation ("General Cable"), which had been formed to own the Company's wire and cable, materials handling machinery and equipment and marine equipment manufacturing businesses (the "General Cable Businesses"), was spun off to the Company's shareholders (the "Spin-off"). As a result of the Spin-off, the General Cable Businesses have been classified as discontinued operations for all periods presented.
          As part of the Spin-off, the Company retained a $255 million
9.98 percent subordinated note due 2007 issued by General Cable (the "General Cable Note"), and also retained approximately 11.6 percent of the General Cable shares ("Retained Shares") for satisfaction of General Cable options granted by the Company to holders of Company stock options and Career Shares and for distribution from time to time under the Company's 1978 Plan of Reorganization. At December
31, 1993, AFC owned 44.6 percent of the outstanding shares of General Cable, excluding the Company's Retained Shares. Interest due prior to 1998 on the General Cable Note may be paid with additional notes ("Interest Notes") in lieu of cash if certain earnings levels are not achieved by General Cable. Specifically, if General Cable's consolidated net income for the twelve-month period ending on June 30 or December 31, as the case may be, immediately preceding any interest payment date is less than $5.0 million, General Cable may elect to pay up to 50 percent of such interest with additional notes. If General Cable has a consolidated net loss exceeding $2.5 million for such twelve-month period, it may elect to pay up to 100 percent of such interest with additional notes.
During 1993, General Cable paid 100 percent, or $31.8 million, of the interest due on the General Cable Note with Interest Notes in lieu of cash.
          On February 14, 1994, General Cable delivered to the Company cash and promissory notes issued by a subsidiary of Rowan Companies, Inc. ("Rowan") totalling $52.1 million as a partial payment of the General Cable notes. The cash portion of the payment was $10.4 million. The Rowan notes, which are guaranteed by Rowan, have a face value of $41.7 million, an interest rate of 7 percent and are due in 1999. Quarterly interest payments are payable in cash beginning March 31, 1994. The cash and Rowan notes resulted from the sale by General Cable of its Marathon LeTourneau unit to Rowan.
As a result of these receipts, the Company credited General Cable with $48.1 million of principal and interest payments on the General Cable notes which resulted in the payment in full of the $31.8 million of Interest Notes and reduced the principal amount of the General Cable Note to $241.4 million from $255.0 million at December
31, 1993.
          Under the terms of General Cable's revolving credit and letter of credit facility with certain commercial banks, General Cable is required to exercise its option, if available, to pay interest on the General Cable Note with Interest Notes in lieu of cash. In view of General Cable's consolidated net losses of $57.6 million for the twelve months ended December 31,1993, the Company expects that General Cable will pay approximately $12.0 million of interest due on

March 31, 1994 with an Interest Note. One-third of the principal amount of each Interest Note, plus accrued interest, is due and payable on each of the fourth, fifth and sixth anniversary dates of its issuance.
          The principal of the General Cable Note is scheduled to be repaid as follows: $12.75 million on September 30, 1998 and September 30, 1999; $25.5 million on September 30 in each of the years 2000 through 2006; and the remaining unpaid balance on September 30, 2007. Management has been unable to obtain sufficient objective information required to reliably estimate the fair value of the General Cable Note and the Interest Notes (collectively the "Notes") at December 31, 1993. In particular, General Cable does not have any outstanding publicly traded debt instruments, nor does General Cable have a public debt rating. In addition, the cash flow required by the provisions of the General Cable Note can not be accurately projected, and there are no readily available comparable instruments actively trading in the public debt markets.
Accordingly, management concluded that determination of the estimated fair value of the Notes is impracticable at December 31, 1993.
          The Company's management has evaluated the recoverability of the Notes held at December 31, 1993 and does not believe, based on available evidence, that it is probable that the Notes are impaired. In arriving at this conclusion, the Company considered, among other things, the following data as reported by General Cable at December 31, 1993: its debt to capital ratio; its cash and net working capital position and its cash flow and liquidity since the date of the Spin-off; its property, plant and equipment, net of accumulated depreciation; its tangible net assets, before deducting the amount of the Notes and its operating results.
          Under the terms of an intercompany agreement between the Company and General Cable, the net advances from the Company to the General Cable Businesses between January 1, 1992 and the date of the Spin-off, aggregating $36.9 million, were converted into a short-term note ("Short-Term Note"), payable to the Company in full on or before June 30, 1993, including interest. In July 1993, General
Cable entered into a three-year $65 million revolving credit and letter of credit facility with certain commercial banks which enabled General Cable to repay in full to the Company the Short-Term Note and accrued interest thereon in the amount of $39.2 million on July 2, 1993.
          The principal pro forma effect on the Company's 1992 pre-tax income from continuing operations, assuming the Spin-off had occurred on January 1, 1991, is the inclusion of interest income attributable to the General Cable Note and Short-Term Note for the six months ended June 30, 1992. Assuming a prime rate of 6 percent per annum for the Short-Term Note, such income would have added
$13.8 million, or $.18 per share, for 1992 and $27.7 million, or $.40 per share, for 1991.

Discontinued Operations

     Discontinued operations includes the following:

Years Ended December 31,                  1993      1992       1991
     Revenues:
          Federal Systems               $274.8    $414.0    $  419.7
          General Cable Businesses          -      469.3     1,024.5
                                        $274.8    $883.3    $1,444.2

     Pre-tax Income (Loss):
          Federal Systems               $  4.8    $ 18.9    $   19.7
          General Cable Businesses          -      (19.5)      (91.2)
                                        $  4.8    $  (.6)   $  (71.5)

     Income (Loss) from
       Discontinued Operations:
          Federal Systems               $(10.7)   $ 11.2    $   13.2
          General Cable Businesses          -       (9.5)      (60.8)
                                        $(10.7)   $  1.7    $  (47.6)

     Income (Loss) Per Share from
       Discontinued Operations:
          Federal Systems               $ (.22)   $  .24    $    .27
          General Cable Businesses          -       (.20)      (1.25)
                                        $ (.22)   $  .04    $   (.98)

          The loss from discontinued operations in 1993 includes a loss on disposal of the former Federal Systems segment of $13.5 million, or $.28 per share, primarily attributable to a reduction of deferred tax assets. For 1992, results of the General Cable Businesses were for the six months ended June 30, 1992, up to the Spin-off date. The loss from discontinued operations in 1991 includes provisions for restructuring and consolidation of facilities and the write-down of goodwill within the wire and cable operations of the General Cable Businesses totaling $57.7 million, or $1.18 per share.

3.   INSURANCE OPERATIONS

Investments of Insurance Operations
Amortized cost, gross unrealized gains and losses and market values of the insurance operations' investments in fixed maturity securities at December 31, 1993 and 1992 are presented in the tables below.
          Included at December 31, 1993 are unrated or less than investment grade corporate securities with a carrying value of $117.9 million (market value $122.4 million). Investments of insurance operations also include a net receivable for securities sold but not settled of $.1 million at December 31, 1993 and a net payable for securities purchased but not settled of $3.8 million at December 31, 1992.

                                          Gross          Gross
                              Amortized Unrealized     Unrealized      Market
    December 31, 1993           Cost      Gains          Losses         Value
                                        (In Millions)
Held for investment
  Corporate securities        $  826.7  $  50.8        $  2.6         $  874.9
  Public utilities               192.1      7.5            .5            199.1
  Mortgage-backed securities      85.9      3.6            -              89.5
  State and local obligations      8.3      1.2            -               9.5
    Total held for investment  1,113.0     63.1           3.1          1,173.0

Available for sale
  Corporate securities           267.2     17.4           1.8            282.8
  Public utilities                22.1      1.1            .2             23.0
  Mortgage-backed securities      62.1      4.2            .1             66.2
  U.S. government securities      51.5      3.3            -              54.8
  State and local obligations      5.7       .2            -               5.9
    Total available for sale     408.6     26.2           2.1            432.7

    Total fixed maturity
      securities              $1,521.6  $  89.3        $  5.2         $1,605.7



                                           Gross          Gross
                              Amortized Unrealized     Unrealized      Market
    December 31, 1992           Cost      Gains          Losses         Value
                                              (In Millions)
Held for investment
  Corporate securities        $  635.8  $  22.7        $  3.0         $  655.5
  Public utilities               184.3      5.4            .2            189.5
  Mortgage-backed securities      95.0      1.6            .6             96.0
  State and local obligations      9.1      1.1            -              10.2
    Total held for investment    924.2     30.8           3.8            951.2

Available for sale
  Corporate securities           192.0      9.2            .4            200.8
  Public utilities                16.9       .6            -              17.5
  Mortgage-backed securities      60.9      3.4            -              64.3
  U.S. government securities      44.1      2.9            -              47.0
    Total available for sale     313.9     16.1            .4            329.6

    Total fixed maturity
      securities              $1,238.1  $  46.9        $  4.2         $1,280.8

          The amortized cost and market value of the insurance operations' investments in fixed maturity securities at December 31, 1993 are shown below by contractual maturity. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                            (In Millions)
                                          Amortized  Market
                                            Cost      Value
Due in one year or less                 $   14.4  $   14.7
Due after one year through five years      224.6     239.2
Due after five years through ten years     884.5     930.3
Due after ten years                        250.1     265.8
                                         1,373.6   1,450.0
Mortgage-backed securities                 148.0     155.7
  Total                                 $1,521.6  $1,605.7

          At December 31, 1993 and 1992, short-term investments principally consisted of U.S. Treasury securities and commercial paper.

Investment Income of Insurance Operations
     Investment income consists of the following:

                                      (In Millions)
Years Ended December 31,       1993      1992      1991
Income from fixed maturity
  securities                  $117.4    $105.6    $ 97.8
Income from equity securities     .5       2.1       2.3
Gross investment income        117.9     107.7     100.1
Investment expenses             (3.2)     (2.7)     (2.2)
Net investment income         $114.7    $105.0    $ 97.9

Realized gains (losses) consist of the following:

                                      (In Millions)
Years Ended December 31,       1993      1992      1991
Gross realized gains on:
   Fixed maturity securities  $ 15.6    $ 23.3    $ 22.5
   Equity securities             2.8       1.5       8.6

Gross realized losses on:
   Fixed maturity securities     (.9)     (1.2)     (2.3)
   Equity securities              -         -       (2.3)
Net realized gains (losses)   $ 17.5    $ 23.6    $ 26.5

          Income from fixed maturity securities includes income from short-term investments. Proceeds from sales of investments in fixed maturity securities during 1993, 1992 and 1991, excluding proceeds from sales at or near maturity, totaled $155.9 million, $409.4 million and $564.3 million, respectively.

Restrictions on Transfers of Funds and Assets
The Company's insurance operations are subject to state regulations which limit, by reference to specified measures of statutory operating results and policyholders' surplus, the dividends that can be paid to the Company without prior regulatory approval. Under these restrictions, the maximum amount of dividends which can be paid to the Company during 1994 by these subsidiaries is $96.5 million. At December 31, 1993 and 1992, statutory capital and surplus totaled $567.3 million and $453.6 million, respectively.

Reinsurance
The insurance operations assume and cede a portion of their written business with other insurance companies in the normal course of business. To the extent that any reinsuring companies are unable to meet their obligations under agreements covering reinsurance ceded, the Company's insurance subsidiaries would remain liable. Amounts deducted from insurance losses and loss adjustment expenses and net written and earned premiums in connection with reinsurance ceded to affiliates and non-affiliated companies, as well as amounts included in net written and earned premiums for reinsurance assumed from affiliates and non-affiliated companies, were as follows:

                                        (In Millions)
December 31,                         1993          1992
Reinsurance ceded:
   Reserves for unpaid loss and
     loss adjustment expenses
      Affiliates                   $ 14.0         $18.9
      Non-affiliates                 29.1          25.5

                                         (In Millions)
Years Ended December 31,            1993      1992      1991
Reinsurance ceded:
   Premiums written
      Non-affiliates               $ 9.3     $ 5.9     $ 2.1

   Premiums earned
      Non-affiliates                 8.9       6.4       6.1

   Incurred losses and loss adjustment
    expenses
      Affiliates                    (2.5)     (8.8)    (12.6)
      Non-affiliates                 3.8       4.4       4.8

Reinsurance assumed:
   Premiums written
      Affiliates                   101.2      56.0      62.8
      Non-affiliates                74.4      46.1      17.9

   Premiums earned
     Affiliates                     78.2      56.1      62.8
     Non-affiliates                 60.1      36.4      15.5

          The allowance for uncollectible reinsurance was $1.9 million and $1.5 million, respectively, at December 31, 1993 and 1992.

Other
Statutory net income for 1993, 1992 and 1991 was $93.0 million, $81.6 million and $75.1 million, respectively. Deferred policy acquisition costs amortized to income were $243.8 million, $195.9 million and $121.2 million for 1993, 1992 and 1991, respectively. Additionally during 1991, insurance in-force of approximately $11.0 million was amortized to expense.
          At December 31, 1993 and 1992, reserves for uncollectible premium receivable were $5.6 million and $3.5 million, respectively.
          Substantially all of the policies written in the workers' compensation insurance operations during 1993, 1992 and 1991 were eligible for policyholder dividend consideration.

4.   PARENT COMPANY INVESTMENTS

Amortized cost, gross unrealized gains and losses and market values of the Parent Company investments in fixed maturity securities held for investment, other than the General Cable Notes, at December 31, 1993 and 1992 are presented in the tables below.
   At December 31, 1993 the carrying value of unrated or less than investment grade corporate securities, other than the General Cable Notes, totaled $19.9 million of which $5.4 million had readily available market values equal to their carrying values.

                                          Gross          Gross
                              Amortized Unrealized     Unrealized      Market
    December 31, 1993           Cost      Gains          Losses        Value
                                             (In Millions)
Corporate securities          $  175.1  $   3.1        $    .3        $ 177.9
Public utilities                  31.6       -              -            31.6
U.S. government securities        26.5       -              -            26.5
Mortgage-backed securities         1.2       -              -             1.2
Other debt securities             14.5       -              -            14.5

    Total fixed maturity
     securities               $  248.9  $   3.1        $    .3        $ 251.7

                                          Gross          Gross
                              Amortized Unrealized     Unrealized      Market
    December 31, 1992           Cost      Gains          Losses        Value
                                             (In Millions)
Corporate securities          $  149.0  $   1.5        $    .2        $ 150.3
U.S. government securities        86.4       .6             -            87.0
Mortgage-backed securities         3.1       -              -             3.1
Other debt securities             12.3       -              -            12.3

    Total fixed maturity
     securities               $  250.8  $   2.1        $    .2        $ 252.7


          Proceeds from sales of Parent Company investments during 1992 and 1991, excluding proceeds from sales at or near maturity totaled $5.3 million and $29.3 million, respectively. No gains or losses were realized on such securities in 1992. Gross realized gains and gross realized losses included in interest and dividend income from such sales of investments in 1991 totaled $.2 million and $4.5 million, respectively.
          Amortized cost and market value of Parent Company investments in fixed maturity securities, other than the General Cable Notes, at December 31, 1993 are shown below by contractual maturity. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                          (In Millions)
                                        Amortized Market
                                          Cost     Value
Due in one year or less                 $  35.6   $  35.8
Due after one year through five years     145.3     145.2
Due after five years through ten years     59.6      62.2
Due after ten years                         7.2       7.3
                                          247.7     250.5
Mortgage-backed securities                  1.2       1.2
  Total                                 $ 248.9   $ 251.7

          At December 31, 1993 and 1992, short-term investments principally consisted of U.S. Treasury securities and commercial paper.

 5.       PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consist of the following:

                                                (In Millions)
December 31,                                   1993      1992
Land                                         $ 14.6    $ 14.8
Buildings and leasehold improvements           20.1      19.8
Machinery, equipment and office furnishings   132.8     124.5
Oil and gas properties                         34.3      33.7
Construction in progress                        1.2        .7
                                              203.0     193.5
Less - Accumulated depreciation               107.8      95.9
  Total                                      $ 95.2    $ 97.6

 6.       DEBT

     Debt consists of the following:

                                                       (In Millions)
                                          1993                     1992
                                            Estimated                Estimated
                                   Carrying    Fair         Carrying    Fair
December 31,                        Amount     Value         Amount     Value
Subordinated notes, 10 7/8%, due 2011
  (net of unamortized debt issue costs
  of $1.1 and $1.2, respectively)    $148.9    $189.0       $148.8    $155.7
Subordinated notes, 10 5/8%, due 2000
  (net of unamortized debt issue costs
  of $1.0 and $1.2, respectively)     149.0     175.5        148.8     156.7
Subordinated notes, 9 3/4%, due 1999
  (net of unamortized debt issue costs
  of $.8 and $.9, respectively)       199.2     226.0        199.1     200.0
Subordinated debentures, 11%, due 1997  -          -         133.3     133.3
Subordinated debentures, 9 1/2%,
  due 2002                             16.2      16.2         16.2      16.2
Other                                   9.9       9.9          9.9       9.9
  Total                              $523.2    $616.6       $656.1    $671.8


          On July 30, 1993, the  Company redeemed all $133.3 million principal amount of its outstanding 11 percent subordinated
debentures due December 15, 1997 at the redemption price of 100 percent of the principal amount of each debenture plus accrued and unpaid interest to the redemption date.
		        During May 1991, the Company publicly issued $150.0 million principal amount of 10 7/8 percent subordinated notes due May 1,
2011, and during April 1990, the Company publicly issued $150.0 million principal amount of 10 5/8 percent subordinated notes due
April 15, 2000.
          Certain loan agreements contain several covenants and
restrictions, none of which significantly impacted the Company's operations at December 31, 1993.  The 10 7/8, 10 5/8 and 9 3/4
percent notes and the 9 1/2 percent debentures are subordinated in right of payment to all debt of the Company outstanding at any time, except for debt which is by its terms not superior to the notes and debentures.
          On February 16, 1994, the Company called for redemption on March 25,
1994 all of the outstanding $16.2 million principal amount of its 9
1/2 percent subordinated debentures, plus accrued interest.

          Annual maturities of debt outstanding at December 31, 1993, are as follows:

                              (In Millions)
          1994                          $  3.0
          1995                              .3
          1996                              .1
          1997                              .1
          1998                              .1
          After 1998                     519.6


          At December 31, 1993, the Company had unutilized letter of credit facilities totaling $56.9 million which, if drawn, will bear interest at rates which approximate the prime rates offered by various banks.
          Estimated fair values for debt issues that are not quoted on an exchange were calculated using interest rates that are currently available to the Company for issuance of debt with similar terms and remaining maturities.

 7.  INCOME TAXES

The Company has reported as of the beginning of its 1993 tax year, an aggregate consolidated net operating loss carryforward for Federal income tax purposes of $825 million and an aggregate capital loss carryforward of $384 million. The 1993 consolidated Federal income tax return will report a remaining net operating loss carryforward currently estimated at $610 million, which will expire at the end of 1996 unless previously utilized, and a remaining capital loss carryforward estimated at $262 million which will expire at the end of 1997, unless previously utilized. Also, as of December 31, 1993, the Company has investment tax credit carryforwards totaling approximately $9.6 million (which will expire in various amounts between 1994 and 2000 unless previously used), and alternative minimum tax credit ("AMT") carryforwards of approximately $13.6 million.
          During 1992, the Company elected to adopt SFAS No. 109, effective January 1, 1992, without restating prior years' financial statements. SFAS No. 109 changes the methods of accounting for income taxes and the criteria for recognition of deferred tax assets. More specifically, a deferred tax asset is recognized for those carryforwards and temporary differences which will provide future tax benefits. A deferred tax liability is recognized for temporary differences which will result in taxable amounts in future years. The cumulative effect resulting from adopting SFAS No. 109 as of January 1, 1992 was income of $252.8 million, or $5.36 per share for continuing operations. As a result of adopting SFAS No.
109, common shareholders' equity increased $300.8 million, or $6.38 per share, which amount includes $48.0 million, or $1.02 per share, attributable to the tax effect of the pre-reorganization net operating loss carryforward, as well as the cumulative effect of accounting change.
          The Company has calculated its provision for income taxes for 1993 and 1992 in accordance with SFAS No. 109. For periods prior to 1992, to the extent that no Federal income tax was payable because of the pre-reorganization net operating loss carryforward or tax losses attributable to disposition of pre-reorganization assets and liabilities, a deduction in lieu of current Federal income tax was deducted from income and credited to capital surplus.

          Components of the 1993 and 1992 provisions for income tax benefit (expense) were as follows:

                                                    (In Millions)
     Years Ended December 31,                      1993       1992
     Current
       Federal                                    $(4.4)    $ (2.8)
       Foreign, state & local                       (.9)      (1.5)
         Total current                             (5.3)      (4.3)
     Deferred
       Federal                                     59.4      (28.9)
       Foreign, state & local                      (1.5)        -
         Total deferred                            57.9      (28.9)
         Total                                    $52.6     $(33.2)

          The provision for income taxes for 1991 consists primarily of the deduction in lieu of current Federal income tax.
          Consolidated income tax expense differs from the amount computed using the United States statutory income tax rate for the reasons set forth in the following table:

                                                    (In Millions)
     Years Ended December 31,                       1993      1992
     Income before income taxes                   $190.1    $ 84.1

     Expected tax at U.S. statutory
       income tax rate                            $(66.5)   $(28.6)
     Amortization of goodwill                       (3.8)     (3.5)
     Revision to valuation allowance               132.0        -
     Loss disallowance                              (6.9)       -
     Other, net                                     (2.2)     (1.1)
     Consolidated income tax                      $ 52.6    $(33.2)

          The Company's substantial tax loss carryforwards and temporary differences give rise to deferred tax assets. Based on an analysis of the likelihood of realizing the Company's gross deferred tax asset (taking into consideration applicable statutory carryforward periods), the Company determined that the recognition criteria set forth in SFAS No. 109 are not met for the entire gross deferred tax asset and, accordingly, the gross deferred tax asset is reduced by a valuation allowance. The analysis of the likelihood of realizing the gross deferred tax asset is reviewed and updated periodically.
Any required adjustments to the valuation allowance are made in the period in which the developments on which they are based become known. Results for 1993 include tax benefits of $132 million attributable to such adjustments. Approximately $30 million of the adjustments is attributable to three transactions occurring during the second quarter of 1993, specifically (a) the sale of the Buckeye Units, (b) the call for redemption of the 11 percent subordinated debentures and (c) the acquisition of Leader National.
Approximately $33 million is attributable to the sale of the Company's Tejas shares. The balance is principally due to the effect on the estimated future taxable income during the Company's loss carryforward period of better 1993 operating results than previously estimated as well as the effect of the increase in the statutory income tax rate.

          Carryforwards and temporary differences which give rise to the deferred tax asset are as follows:

                                                (In Millions)
                                        Amount of Deferred Tax Assets
                                             at Current Tax Rates
                                                  December 31,
                                              1993      1992
     Net operating loss carryforward         $213.5    $278.4
     Capital loss carryforwards                93.3      80.6
     Insurance claims and reserves            114.0      78.8
     Other, net                                70.2      81.9
     Gross deferred tax asset                 491.0     519.7
     Valuation allowance                     (195.2)   (274.3)
     Net deferred tax asset                  $295.8    $245.4

 8.  PENSION PLANS AND OTHER RETIREMENT BENEFITS

The Company provides retirement benefits, primarily through contributory and noncontributory defined contribution plans, for the majority of its regular full-time employees except those covered by certain labor contracts. Company contributions under the defined contribution plans sponsored by the Company approximate, on average, five percent of each eligible employee's covered compensation. In addition, the Company sponsors employee savings plans under which the Company matches a specified portion of contributions made by eligible employees.
          Expense related to defined contribution plans for 1993, 1992 and 1991 totaled $5.5 million, $6.0 million and $4.9 million, respectively. The Company also provides defined benefit pension plan retirement benefits for certain employees. The related amounts included in the accompanying financial statements are not material to the Company's financial condition.

9.  EMPLOYEE STOCK OPTION AND PURCHASE PLANS

Under the Company's Stock Option Plan, options to purchase shares of Common Stock may be granted to officers and other key employees, and to non-employee directors of the Company. The exercise price may not be less than the fair market value of the Common Stock at the date of the grant. The options granted to officers and key employees generally become exercisable to the extent of 20 percent of the shares covered each year, beginning one year from the date of grant, and expire ten years from the date of grant. The options granted to non-employee directors of the Company generally become fully exercisable upon grant and expire approximately ten years from the date of grant.
          Under the now terminated Career Share Purchase Plan (the "Career Share Plan"), officers and other key employees of the Company purchased shares of the Company's Preference Stock
(designated Career Shares). Outstanding Career Shares are convertible, at the holder's option, into a specified number of shares of Common Stock determined by reference to the fair market value (as defined) of a share of Common Stock as of the date the Career Shares were offered for purchase.
          Career Shares are generally not entitled to vote; are entitled to cumulative annual cash dividends per share (if declared by the Board of Directors) equal to 9.3 percent of their purchase price per share; are superior to the rights of holders of shares of Common
Stock with respect to dividends; and have no preference to the rights of holders of shares of Common Stock in the event of liquidation. Under certain conditions, holders of Career Shares issued under the Career Share Plan are entitled to sell to the Company any or all of their shares and the Company is entitled to repurchase all outstanding Career Shares.
          The number of common shares available with respect to the Company's Stock Option and Career Share Plans and activity under these Plans are as follows:

                                Common Stock Equivalents
                                   Available                   Exercise or
                                     Under                     Conversion
                                     Plans   Outstanding    Prices Per Share
Balance at December 31, 1992       531,709   4,967,802      $15.80 - $25.12
Activity during 1993:
  Additional authorization       2,000,000
  Stock options granted           (441,000)    441,000
  Stock options exercised                   (1,072,397)     $15.80 - $25.12
  Stock options terminated           7,964      (7,964)
Balance at December 31, 1993     2,098,673   4,328,441      $15.80 - $31.38
Exercisable or convertible (vested)
  at December 31, 1993                       2,918,116      $15.80 - $31.38

          The Company's Employee Stock Purchase Plan ("ESPP") provides eligible employees with the opportunity to purchase from the Company, through regular payroll deductions, shares of the Company's Common Stock at 85 percent of its fair market value on the purchase date. A maximum of 3,000,000 common shares can be purchased under the ESPP, and through December 31, 1993, employees had purchased 265,420 shares.

10.  CAPITAL STOCK

The Company is authorized to issue 22,699,464 shares of Preference Stock, without par value, in one or more series. At December 31, 1993 and 1992 there were 212,698 shares of Preference Stock outstanding, all of which are designated Career Shares.
     The Company is authorized to issue 200,000,000 shares of Common Stock. At December 31, 1993, there were 47,446,094 shares of Common Stock outstanding or issuable, including 1,377,932 shares set aside for issuance to certain pre-reorganization creditors and other claimants. Holders of Common Stock have one vote per share.
          During 1993, the Company purchased 45,522 shares of its Common Stock for $1.3 million paid or to be paid in cash. During 1992, the Company purchased 1,471,002 shares of its Common Stock for $30.2 million paid or to be paid in cash.
          During 1991, the Company purchased 6,188,150 shares of its Common Stock for $149.9 million, including approximately 5,071,000 shares for approximately $121.7 million pursuant to the Company's January 4, 1991 offer to purchase shares for $24.00 per share. AFC, which beneficially owned approximately 42 percent of the Company's outstanding common shares before the purchase, did not tender any of its shares pursuant to the offer.
          At December 31, 1993, the Company had reserved 6,427,114 shares of Common Stock for issuance in connection with the Company's Stock Option Plan and Career Share Plan. If all stock options outstanding at December 31, 1993 were exercised (whether or not then exercisable) and all Career Shares outstanding at December 31, 1993 were converted, the total number of shares of Common Stock outstanding or issuable at December 31, 1993 would increase from 47,446,094 to 51,774,535.

11.       CONTINGENCIES

Claims are pending against the Company for reimbursement of clean-up costs under the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") for alleged contamination caused by release of polychlorinated biphenyls at the Paoli, Pennsylvania railyard ("Paoli Yard") formerly owned by the Company's railroad predecessor, Penn Central Transportation Company ("PCTC"). A Record
of Decision was issued by the U.S. Environmental Protection Agency on July 21, 1992 presenting a final selected remedial action for the Paoli Yard in accordance with CERCLA having an estimated cost of approximately $28.3 million. In March 1992, the Company filed a lawsuit seeking to enjoin the U.S. Government, Consolidated Rail Corporation ("Conrail") and other parties from prosecuting claims against the Company for such clean-up costs on the grounds that the Paoli Yard environmental claims are barred by: (1) the terms by which the Paoli Yard was transferred by PCTC to Conrail "as is" in
1976 pursuant to the Regional Rail Reorganization Act of 1973 (the
"Rail Act"); (2) the 1980 settlement of the Valuation Case
proceedings to determine compensation to be paid by the U.S.
Government for the railroad properties transferred by PCTC pursuant to the Rail Act; and (3) the U.S. Constitution. In addition, the Company believes that it has other substantial defenses to claims for clean-up costs at the Paoli Yard, including its position that other parties are responsible for substantial percentages of such clean-up costs, and the Company intends to make claims against certain insurance carriers for reimbursement of any clean-up costs that the Company may incur.  The Company has not established any accrual for potential liability for clean-up costs at the Paoli
Yard.
          There are certain other claims involving the Company and certain of its subsidiaries, including claims relating to the generation, disposal or release into the environment of allegedly hazardous substances and pre-reorganization personal injury claims, that allege or involve amounts that are potentially substantial in the aggregate.
     The Paoli Yard litigation and the preponderance of the other claims arose out of railroad operations disposed of by PCTC prior to its
1978 reorganization and, accordingly, any ultimate liability resulting therefrom in excess of previously established loss accruals would be attributable to such pre-reorganization events and circumstances. In accordance with the Company's reorganization accounting policy, any such ultimate liability will reduce the
Company's capital surplus and shareholders' equity, but will not be charged to income. See Notes 1 and 12.
          The Company believes that its maximum aggregate potential exposure at December 31, 1993 with respect to the foregoing environmental claims (other than Paoli Yard), net of related loss accruals, was approximately $15 million for claims arising out of pre-reorganization operations and in the range of $1 million to $4 million for claims arising out of post-reorganization operations
(which range depends upon the method of remediation, if any, required). The Company believes that it has meritorious defenses in such matters, including its position that other parties are responsible for substantial percentages of such amounts claimed and, in the case of the post-reoganization matter referred to above, its belief that the relevant regulatory authority will permit remediation to be deferred until there is a change in the use of the facility which the Company believes is unlikely.
          In management's opinion, the outcome of the foregoing claims will not, individually or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company. In making this assessment, management has taken into account previously established loss accruals in its financial statements and probable recoveries from insurance carriers and other third parties.


12.  CHANGES IN COMMON SHAREHOLDERS' EQUITY

                                                                            Unrealized
                                                                               Gains
                                   Common Stock        Capital   Retained  (Losses) On
(Dollars in Millions)         Shares           Amount  Surplus   Earnings  Investments    Total
Balance, December 31, 1990    52,711,265     $52.7     $  860.7       $736.3    $(15.5)        $1,634.2
Increase equal to deduction
  in lieu of current Federal
  income tax, which is not
  accruable or payable                                       .8                                      .8
Net income                                                               2.6                        2.6
Dividends declared on
  Common Stock                                                         (33.8)                     (33.8)
Exercise of stock options
  and conversion of Career
  Shares                         745,128        .8         15.6                                    16.4
Purchases of Company
  Common Stock                (6,188,150)     (6.2)      (143.7)                                 (149.9)
Issuance of Common Stock
  under ESPP                      92,713        .1          2.4                                     2.5
Adjustment of estimated pre-
  reorganization liabilities                               (8.0)                                   (8.0)
Change in net unrealized gains
  (losses) on investments                                                         14.5             14.5
Other, net                                                  (.3)                                    (.3)
Balance, December 31, 1991    47,360,956     $47.4     $  727.5       $705.1    $ (1.0)        $1,479.0
Portion of deferred tax
  asset attributable to
  pre-reorganization net
  operating loss carryforward                              48.0                                    48.0
Net income                                                             305.4                      305.4
Dividends declared on
  Common Stock                                                         (38.1)                     (38.1)
Exercise of stock options
  and conversion of Career
  Shares                         397,015        .4          5.6                                     6.0
Purchases of Company
  Common Stock                (1,472,495)     (1.5)       (28.7)                                  (30.2)
Issuance of Common Stock
  under ESPP                      96,694        .1          1.9                                     2.0
Adjustment of estimated pre-
  reorganization liabilities                              (15.0)                                  (15.0)
Distribution of equity to
  shareholders from spin-off
  of General Cable
  Corporation                                                         (264.5)                    (264.5)
Change in net unrealized gains
  (losses) on investments                                                         11.5             11.5
Other, net                                                   (.4)        (.9)                      (1.3)
Balance, December 31, 1992    46,382,170     $46.4      $  738.9      $707.0    $ 10.5         $1,502.8
Net income                                                             232.0                      232.0
Dividends declared on
  Common Stock                                                         (40.0)                     (40.0)
Exercise of stock options
  and conversion of Career
  Shares                       1,072,397       1.1          21.8                                   22.9
Purchases of Company
  Common Stock                   (45,522)                   (1.3)                                  (1.3)
Issuance of Common Stock
  under ESPP                      37,049                     1.1                                    1.1
Adjustment of estimated pre-
  reorganization liabilities                               (14.0)                                 (14.0)
Adjustment to the distribution
  of equity to shareholders
  from spin-off of General
  Cable Corporation                                                     13.3                       13.3
Change in net unrealized gains
  (losses) on investments                                                          5.9              5.9
Other, net                                     (.1)          (.3)                                   (.4)
Balance, December 31, 1993    47,446,094     $47.4      $  746.2      $912.3    $ 16.4         $1,722.3


          During 1993, the Company settled a lawsuit it had brought against the former owner of a business that was acquired by the Company in 1990 and was included in the General Cable Businesses spun-off to shareholders in July 1992. After the General Cable Spin-off, the Company retained the right to receive any amounts recovered in the lawsuit. The net amount of cash received by the Company in the settlement (net of a provision for certain obligations and associated litigation expense) has been accounted for as an adjustment to the distribution of equity to shareholders resulting from the General Cable Spin-off.

13.  EARNINGS PER SHARE

Earnings per share are calculated on the basis of the weighted average number of shares of common stock outstanding during the period and the dilutive effect, if material, of assumed conversion of common stock equivalents (stock options and Career Shares). For the year ended December 31, 1993, the potential dilution represented by shares issuable from the exercise of outstanding stock options and conversion of outstanding Career Shares, using the treasury stock method, assuming the proceeds from such issuance would be used to repurchase common stock at the average market price during the period, approximated three percent, the applicable threshold specified by the Accounting Principles Board Opinion No. 15. For 1992 and 1991, such dilution was less than three percent and is therefore not reflected in the earnings per share presentation for such periods.

14.  COMMITMENTS

The Company has agreed to guarantee several third party obligations which are not material individually or in the aggregate. The Company has also entered into various operating lease agreements related principally to certain administrative and manufacturing facilities and transportation equipment. Future minimum rental payments required under noncancelable lease agreements at December 31, 1993 were as follows: 1994--$18.3 million, 1995--$17.5 million,
1996--$13.5 million, 1997--$5.8 million, 1998--$3.7 million and $4.8 million thereafter, before deduction of minimum sublease income of $19.4 million, in the aggregate, from January 1, 1994 through the expiration of the leases. Rental expense recorded under operating leases was $13.3 million in 1993 and 1992 and $11.1 million in 1991.

15.  SEGMENT INFORMATION

The Company's only industry segment is specialty property and casualty insurance.

16.  STATEMENT OF CASH FLOWS

For purposes of this Statement, the Company considers only cash on hand or in banks to be cash or cash equivalents.
     For the years ended December 31, 1993, 1992 and 1991, income taxes paid were $4.8 million, $5.5 million and $6.2 million, respectively. For the same periods interest paid totaled $62.7 million, $68.9 million and $62.1 million, respectively.
     On March 31, 1993, and September 30, 1993 General Cable elected to pay 100 percent, or $31.8 million in the aggregate, of the interest due on those dates on the General Cable Note with Interest Notes in lieu of cash. These non-cash transactions, which increased the Parent Company investments and decreased accrued investment income, are not included in the Statement of Cash Flows.
     In December 1992, the Company received a note for approximately $11.0 million in consideration of the sale of G & H Technology, Inc. This transaction was a non-cash investing transaction which is not included in the Statement of Cash Flows.
     On June 30, 1992, in consideration of the transfer of the General Cable Businesses and the advance of $25.0 million in cash, the Company received the $255.0 million, 9.98 percent subordinated note of General Cable. To the extent of $230.0 million, this transaction was a non-cash investing transaction which is not included in the Statement of Cash Flows.
          In September 1991, a previously consolidated majority-owned subsidiary redeemed all of the stock held by the Company in exchange for a percentage of the subsidiary's net assets equal to the Company's percentage ownership of such stock. As a consequence of the transaction, the Company's minority interest of $14.3 million was eliminated and certain other asset and liability accounts were reduced by a corresponding amount in the aggregate.

17.  RELATED PARTY TRANSACTIONS

During 1990, the Company acquired the NSA Group which was a related party of AFC. The purchase price was subject to adjustment in 1995, based on 1991-1994 pre-tax earnings of the NSA Group, by a reduction of up to $20.0 million or an increase of up to $40.0 million, in each case plus interest. In December 1993, the Company, having concluded based on the NSA Group's pre-tax earnings subsequent to 1990 that it was highly probable that the maximum $40.0 million purchase price adjustment would be payable by the Company, paid
$40.0 million, plus $12.8 million of interest, to GAIC, a wholly-owned insurance subsidiary of AFC, in full settlement of the purchase price contingency in order to cut off the accrual of interest at the relatively high rate prescribed by the acquisition agreement. Also, as part of the agreement for the purchase of the NSA Group, AFC, through GAIC, provides stop-loss protection to the Company which, in effect, guarantees the adequacy of unpaid loss and allocated loss adjustment expense reserves of the NSA Group (net of reinsurance and salvage and subrogation recoveries) related to periods prior to 1991 under policies written and assumed by the NSA Group.
     In 1988, the Company's workers' compensation insurance operations ("Republic Indemnity") entered into a reinsurance contract with GAIC to cover the aggregate losses on workers' compensation coverage for the accident years 1980-1987, inclusive.
The contract provides for coverage by GAIC of net aggregate paid losses of Republic Indemnity in excess of $440 million, up to a maximum of $35.1 million. Cumulative paid losses at December 31, 1993 pertaining to claims during this period totaled $435.8 million.
In addition, GAIC has agreed to reimburse Republic Indemnity for its loss adjustment expenses pertaining to this period up to a maximum of $4.9 million.
     The Chairman, Chief Executive Officer and principal shareholder of AFC, which beneficially owned approximately 40.5 percent of the Company's outstanding common shares at December 31, 1993, is also the Chairman and Chief Executive Officer of the Company.

Responsibility for Financial Reporting


          The financial statements of American Premier Underwriters, Inc. and Consolidated Subsidiaries are the responsibility of the Company's management, and have been prepared in accordance with generally accepted accounting principles. To help insure the accuracy and integrity of its financial data, the Company maintains a strong system of internal controls designed to provide reasonable assurances that assets are safeguarded and that transactions are properly executed and recorded. The internal control system and compliance therewith are monitored by the Company's internal audit department.
          The financial statements have been audited by the Company's independent auditors, Deloitte & Touche. Their report is shown on this page. The independent auditors, whose appointment by the Board of Directors was ratified by the Company's shareholders, express their opinion on the Company's financial statements based on procedures which they consider to be sufficient to form their opinion.
          The Audit Committee of the Board of Directors meets periodically with representatives of Deloitte & Touche and the Company's internal audit department and financial management to review accounting, internal control, auditing and financial reporting matters.

INDEPENDENT AUDITORS' REPORT


American Premier Underwriters, Inc.

          We have audited the accompanying balance sheets of American Premier Underwriters, Inc. and Consolidated Subsidiaries as of
December 31, 1993 and 1992 and the related statements of income and cash flows for each of the three years in the period ended December
31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, such financial statements present fairly, in all material respects, the financial position of American Premier Underwriters, Inc. and Consolidated Subsidiaries at December 31,
1993 and 1992, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1993 in
conformity with generally accepted accounting principles.   As
discussed in Note 1 to the financial statements, in 1992 the Company changed its method of accounting for income taxes to conform with Statement of Financial Accounting Standards No. 109.





Deloitte & Touche
Cincinnati, Ohio

February 16, 1994
(March 25, 1994 with respect to the change of the Company's name as discussed in
Note 1 to the financial statements)


Quarterly Financial Data
(Unaudited)

          Summarized quarterly financial data for 1993 and 1992 are set forth below. Quarterly results have been influenced by acquisitions and divestitures and by seasonal factors inherent in the Company's businesses. The 1993 results include tax benefits of $15.0 million ($.32 per share), $45.0 million ($.96 per share) and $65.0 million ($1.33 per share) for the first, second and third quarters, respectively, attributable to increases in the Company's net deferred tax asset. In addition, the table below gives effect to the classification of certain businesses as discontinued operations.



(In Millions,
Except Per         1st Quarter         2nd Quarter         3rd Quarter        4th Quarter               Total
Share Amounts)   1993      1992      1993      1992      1993      1992      1993      1992        1993     1992
Revenues       $370.2    $332.6    $426.6    $350.6    $443.7    $363.9    $522.8    $377.8    $1,763.3  $1,424.9
Income
 from continuing
 operations      31.1      10.4      75.0      11.2      86.2      11.3      50.4       18.0      242.7      50.9
Cumulative effect
  of accounting
  change           -      252.8        -         -         -         -         -          -          -      252.8
Net income       33.9     260.0      75.0      11.0      82.1      14.1      41.0       20.3      232.0          305.4
Income per
 share from
 continuing
 operations       .67       .22      1.60       .23      1.77       .24      1.03        .38        5.03     1.08
Cumulative effect
 of accounting
 change per
 share             -       5.33        -         -         -         -         -          -           -      5.36
Net income per
 share            .73      5.48      1.60       .23      1.68       .30       .84        .43        4.81     6.48


DIVIDEND POLICY AND STOCK MARKET PRICES


American Premier Underwriters, Inc. Common Stock is listed and traded principally on the New York Stock Exchange. On March 10,
1994, there were approximately 13,563 holders of record of Common
Stock.
     During each of the first three quarters of 1992, the Board of Directors declared dividends of $.20 per share, and during the fourth quarter of 1992 declared a dividend of $.21 per share. The
Board declared dividends of $.21 per share in each of the first three quarters of 1993, and $.22 per share in the fourth quarter of 1993, the latter of which was paid in January 1994.
     The following table sets forth the high and low stock prices of the Company's Common Stock for the last two years, as reported on the New York Stock Exchange Composite Tape.

                          1993                1992
                      High      Low      High       Low
First Quarter       $28 5/8   $23 1/2   $27 1/8   $22 5/8
Second Quarter       33 7/8    25 1/2    23 7/8    19 5/8
Third Quarter        39 3/4    30 3/8    20 3/8    18 1/4
Fourth Quarter       34 1/8    29        24 7/8    18


                                                     EXHIBIT (21)

               AMERICAN PREMIER UNDERWRITERS, INC.

                 SUBSIDIARIES OF THE REGISTRANT

     The following table lists each subsidiary of American Premier Underwriters, Inc. (the "Company") (indented under the name of its immediate parent) included in the Company's continu-ing operations and its jurisdiction of incorporation. The names of certain subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary have been omitted.
Except where noted, each subsidiary listed does business under its corporate name.

                                                 Jurisdiction
                                                      of
                                                 Incorporation
                                                 -------------

PENNSYLVANIA COMPANY                               Delaware
  Atlanta Casualty Company (1)                     Illinois
    American Premier Insurance Company             Indiana
    Mr. Agency of Georgia, Inc.                    Georgia
      Atlanta Casualty General Agency, Inc.        Texas
      Atlanta Insurance Brokers, Inc.              Georgia
      Treaty House, Ltd. (d/b/a Mr. Budget)        Nevada
  Buckeye Management Company                       Delaware
    Buckeye Pipe Line Company                      Delaware
  DI Industries, Inc. (53.9% owned)                Texas
    DI Drilling, Inc.                              Delaware
      Butler-Johnson, Inc.                         Delaware
      Cubby Drilling, Inc.                         Delaware
      Western Oil Well Service Co.                 Montana
      Willis Drilling Co., Inc.                    Texas
    DI Energy, Inc.                                Texas
    DI International, Inc.                         Texas
       DI/Perfensa Inc.                            Texas
       Drillers International C.A.                 Venezuela
       Drillers International S.A.                 Argentina
    DI Services, Inc.                              Texas
    Drillers, Inc.                                 Texas
    Drillers Inc. of Florida                       Florida
  Great Southwest Corporation                      Delaware
    World Houston, Inc.                            Delaware
  Holan Manufacturing, Inc.                        Delaware
  Infinity Insurance Company                       Florida
    Infinity Agency of Texas, Inc.                 Texas
    The Infinity Group, Inc.                       Indiana
    Infinity Select Insurance Company              Indiana
    Infinity Southern Insurance Corporation        Alabama
    Leader National Insurance Company              Ohio
      Budget Insurance Premiums, Inc.              Ohio
      Leader National Agency, Inc.                 Ohio
      Leader National Insurance Agency of Arizona  Arizona
      Leader Specialty Insurance Company           Indiana
  PCC Hotel, Inc.                                  Delaware
  PCC-N26LB, Inc.                                  Delaware

[3/29/94]

                                                 Jurisdiction
                                                      of
                                                 Incorporation
                                                 -------------
  PCC Technical Industries, Inc.                   California
    ESC, Inc.                                      California
    Marathon Manufacturing Companies, Inc.         Delaware
      Marathon Battery Company                     Delaware
      Marathon Manufacturing Company               Delaware
        Marathon Flite-Tronics Company             Delware
        Marathon Power Technologies Company        Delaware
          Marathon Power Technologies Limited      United Kingdom
            Marathon Batteries Limited             United Kingdom
            Penn Central Holdings Limited          United Kingdom
    PCC Maryland Realty Corp.                      Maryland
    Penn Camarillo Realty Corp.                    California
  PCC-340, Inc.                                    Delaware
  Penn Central Reinsurance Company                 Ohio
  Penn Central UK Limited                          United Kingdom
    Insurance (GB) Limited (51% owned)             United Kingdom
  Putnam Holdings, Inc.                            Delaware
    Putnam Sub, Inc.                               Delaware
  Republic Indemnity Company of America            California
    Republic Indemnity Company of California       California
  Risico Management Corporation                    Delaware
  Telsta Network Services, Inc.                    Delaware
  Windsor Insurance Company (1)                    Indiana
    American Deposit Insurance Company             Oklahoma
      Granite Finance Co., Inc.                    Texas
    Coventry Insurance Company                     Ohio
    Moore Group Inc.                               Georgia
      Casualty Underwriters, Inc. (51% owned)      Georgia
      Dudley L. Moore Insurance, Inc.              Louisiana
      Hallmark General Insurance Agency, Inc.      Oklahoma
      Middle Tennessee Underwriters, Inc.          Tennessee
        Insurance Finance Company                  Tennessee
      Windsor Group, Inc.                          Georgia
    Regal Insurance Company                        Indiana
    Texas Windsor Group, Inc.                      Texas
PCC REAL ESTATE, INC.                              New York
  PCC Billboard Realty Corp.                       New York
  PCC Chicago Realty Corp.                         New York
  PCC Fordham Realty Corp.                         New York
  PCC Gun Hill Realty Corp.                        New York
  PCC Irvington Realty Corp.                       New York
  PCC Michigan Realty, Inc.                        Michigan
  PCC Scarsdale Realty Corp.                       New York
  PCC Tuckahoe Realty Corp.                        New York
PENN CENTRAL ENERGY MANAGEMENT COMPANY             Delaware
______________

(1) 90.05% owned by Pennsylvania Company and 9.95% owned by Republic Indemnity Company of America.

     The following table lists each subsidiary of the Company whose operations have been discontinued and its jurisdiction of incorporation. The names of certain subsidiaries which, consid-ered in the aggregate, would not constitute a significant subsid-iary have been omitted. Each subsidiary listed does business under its corporate name.

                                                   Jurisdiction
                                                        of
                                                   Incorporation

The Ann Arbor Railroad Company                       Michigan
The Associates of the Jersey Company                 New Jersey
Delbay Corporation                                   Delaware
Detroit Manufacturers Railroad Company (82% owned)   Michigan
The Indianapolis Union Railway Company               Indiana
Lehigh Valley Railroad Company                       Pennsylvania
The Michigan Central Railroad Company                Michigan
The New York and Harlem Railroad Company (97% owned) New York
The Owasco River Railway, Inc.                       New York
Penn Central Properties, Inc.                        Pennsylvania
Pennsylvania-Reading Seashore Lines (66-2/3% owned)  New Jersey
Penn Towers, Inc.                                    Pennsylvania
Pittsburgh and Cross Creek Railroad Company
  (83% owned)                                        Pennsylvania
Terminal Realty Penn Co.                             District of
                                                       Columbia
United Railroad Corp.                                Delaware
Waynesburg Southern Railroad Company                 Pennsylvania

                                                  EXHIBIT (23)



                        DELOITTE & TOUCHE
                      250 East Fifth Street
                          P.O. Box 5340
                  Cincinnati, Ohio  45201-5340
                    Telephone: (513) 784-7100




INDEPENDENT AUDITORS' CONSENT


American Premier Underwriters, Inc.:


We consent to the incorporation by reference in Registration Statement No. 33-48700 on Form S-8, Registration Statement No. 33-34871 on Form S-8, Amendment No. 1 to Registration Statement No. 33-25726 on Form S-3, Registration Statement No. 2-81422 on Form S-8 and Post-Effective Amendment No. 1 to Registration Statement No. 2-72453 on Form S-8 of our report dated February 16, 1994, appearing in this Annual Report on Form 10-K of American Premier Underwriters, Inc. for the year ended December 31, 1993.



Deloitte & Touche


March 29, 1994

                                                       Exhibit (28)


INFORMATION FROM REPORTS FURNISHED TO
STATE INSURANCE REGULATORY AUTHORITIES

Schedule P of Annual Statements

A.   CONSOLIDATED PROPERTY AND CASUALTY ENTITIES - See Attached
     Schedules

Schedule P prepared in accordance with the rules prescribed by the National Association of Insurance Commissioners includes the reserves of the Company's consolidated property and casualty insurance subsidiaries. The following is a summary of Schedule P reserves and a reconciliation to reserves as presented in item 1 - Business

                                                       In Millions

Schedule P - Part 1 Summary - col. 33                     $739.9
                            - col. 34                      176.4

Statutory Loss and Loss Adjustment Expense Reserves       $916.3


B.   UNCONSOLIDATED SUBSIDIARIES                          None


C.   50% OR LESS OWNED PROPERTY AND CASUALTY INVESTEES    N/A

AMERICAN PREMIER UNDERWRITERS, INC. INSURANCE GROUP
SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
NOTES TO SCHEDULE P
1.  THE PARTS OF SCHEDULE P:
     PART 1 - DETAILED INFORMATION ON LOSSES AND LOSS EXPENSES.
     PART 2 - HISTORY OF INCURRED LOSSES AND ALLOCATED EXPENSES.
     PART 3 - HISTORY OF LOSS AND ALLOCATED EXPENSE PAYMENTS.
     PART 4 - HISTORY OF BULK AND INCURRED-BUT-NOT-REPORTED
RESERVES.
     SCHEDULE P INTERROGATORIES.
2.  LINES OF BUSINESS A THROUGH M AND R ARE GROUPINGS OF THE LINES
OF BUSINESS
     USED ON PAGE 14, THE STATE PAGE.
3.  REINSURANCE A, B, C, AND D (LINES N TO Q) ARE:
     REINSURANCE A = NONPROPORTIONAL PROPERTY (1988 AND SUBSEQUENT) REINSURANCE B = NONPROPORTIONAL LIABILITY (1988 AND
SUBSEQUENT)
     REINSURANCE C = FINANCIAL LINES (1988 AND SUBSEQUENT) REINSURANCE D = OLD SCHEDULE O LINE 30 (1987 AND PRIOR)
4.  THE INSTRUCTIONS TO SCHEDULE P CONTAINS DIRECTIONS NECESSARY
FOR FILLING OUT
     SCHEDULE P.

SCHEDULE P - PART 1              - SUMMARY
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX       2,508
1,281         327
02 1984      297,748      68,954     228,794     222,129
52,392      20,199
03 1985      326,682      80,298     246,384     228,022
61,644      19,705
04 1986      366,284      63,991     302,293     207,111
36,787      18,246
05 1987      438,180      32,269     405,911     228,964
8,637      19,861
06 1988      514,000      25,803     488,197     268,961
7,472      22,662
07 1989      579,153       7,563     571,590     306,247
7,088      22,803
08 1990      707,618       8,005     699,613     404,090
20,330      27,360
09 1991      928,291       8,528     919,763     476,518
645      29,823
10 1992    1,094,468       9,706   1,084,762     462,032
391      21,439
11 1993    1,313,597       9,772   1,303,825     366,297
743      11,062
12 TOTAL         XXX         XXX         XXX   3,172,879
197,411     213,488

SCHEDULE P - PART 1              - SUMMARY
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR         325          22         145       1,373
XXX      10,598
02 1984        3,088       3,860       9,977     196,825
XXX       3,563
03 1985        2,365       3,322      12,030     195,748
XXX       2,164
04 1986        2,757       3,510      14,674     200,487
XXX       4,271
05 1987          640       3,755      19,998     259,547
XXX       6,686
06 1988        1,075       5,516      24,491     307,567
XXX      10,629
07 1989        1,212       9,009      28,265     349,015
XXX      20,746
08 1990         -375      12,688      34,218     445,714
XXX      40,181
09 1991          197      15,104      47,815     553,314
XXX      76,908
10 1992            9      15,276      48,568     531,639
XXX     132,666
11 1993            2       9,620      42,735     419,348
XXX     307,386
12 TOTAL      11,295      81,683     282,915   3,460,577
XXX     615,797

SCHEDULE P - PART 1              - SUMMARY
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR       6,835       8,426       6,056         647
391       1,199
02 1984        2,097       3,001       1,845         279
172         422
03 1985        1,307          32           0          45
7         272
04 1986        2,427          46           0          53
16         585
05 1987        5,105         120           0         112
6         937
06 1988          640         248           0         126
52       1,483
07 1989        2,888         557           2         256
98       2,930
08 1990        6,493       1,458          70         932
535       5,325
09 1991          634       4,021         296       2,002
0      10,065
10 1992          183      35,837         817       6,783
0      18,033
11 1993        2,277     111,787       1,520      19,805
0      41,885
12 TOTAL      30,887     165,535      10,606      31,040
1,277      83,136

SCHEDULE P - PART 1              - SUMMARY
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR         360           0         406       7,633
XXX         XXX
02 1984          244           0         127       3,034
XXX     260,261
03 1985          162           4         105       1,142
XXX     263,001
04 1986          295           5         262       2,479
XXX     245,927
05 1987          577          52         415       2,582
XXX     277,093
06 1988           26         342         662      12,430
XXX     329,260
07 1989           77         761       1,306      22,729
XXX     383,109
08 1990          116       1,800       2,561      43,242
XXX     516,129
09 1991           53       3,705       4,903      96,916
XXX     652,053
10 1992           74       7,252      11,505     203,751
XXX     736,865
11 1993          201      16,552      43,435     520,300
XXX     944,392
12 TOTAL       2,185      30,474      65,687     916,239
XXX         XXX

SCHEDULE P - PART 1              - SUMMARY
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984       60,402     199,859      87.410      87.598
87.353           0
03 1985       66,111     196,890      80.507      82.332
79.912           0
04 1986       42,962     202,965      67.141      67.138
67.142           0
05 1987       14,965     262,128      63.237      46.376
64.578           0
06 1988        9,265     319,995      64.058      35.907
65.546           0
07 1989       11,366     371,743      66.150     150.284
65.037           0
08 1990       27,169     488,960      72.939     339.400
69.890           0
09 1991        1,823     650,230      70.242      21.377
70.695           0
10 1992        1,474     735,391      67.326      15.186
67.793           0
11 1993        4,744     939,648      71.894      48.547
72.069           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1              - SUMMARY
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX       6,132       1,501
02 1984            0        .000       2,622         412
03 1985            0        .000         889         253
04 1986            0        .000       1,890         589
05 1987            0        .000       1,701         881
06 1988            0        .000      10,237       2,193
07 1989            0        .000      18,412       4,317
08 1990            0        .000      35,075       8,167
09 1991            0        .000      80,000      16,916
10 1992            0        .000     167,504      36,247
11 1993            0        .000     415,376     104,924
12 TOTAL           0         XXX     739,839     176,400
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 2              - SUMMARY
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR      81,988      74,866      72,894      74,379
83,463      84,646
02 1984      170,537     186,690     184,112     189,743
186,729     188,364
03 1985          XXX     170,393     180,169     184,402
179,871     182,285
04 1986          XXX         XXX     186,803     191,827
189,586     190,822
05 1987          XXX         XXX         XXX     256,247
255,238     253,746
06 1988          XXX         XXX         XXX         XXX
322,891     315,088
07 1989          XXX         XXX         XXX         XXX
XXX     359,913
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2              - SUMMARY
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR      85,348      84,833      86,030      88,671
2,641       3,838
02 1984      187,870     188,162     188,447     189,754
1,307       1,592
03 1985      181,499     183,357     183,839     184,752
913       1,395
04 1986      186,391     187,858     187,423     188,030
607         172
05 1987      242,595     240,878     242,219     241,716
- -503         838
06 1988      314,643     302,239     296,629     294,846
- -1,783      -7,393
07 1989      366,775     354,722     346,765     342,173
- -4,592     -12,549
08 1990      452,122     464,616     459,714     452,179
- -7,535     -12,437
09 1991          XXX     594,417     601,258     597,512
- -3,746       3,095
10 1992          XXX         XXX     703,151     675,318
- -27,833         XXX
11 1993          XXX         XXX         XXX     853,478
XXX         XXX
12 TOTAL
- -40,524     -21,449
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 3              - SUMMARY
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0     -35,086      46,417      56,057
62,502      73,014
02 1984       86,314      99,046     161,562     173,843
180,266     185,626
03 1985          XXX      73,037     124,385     150,176
165,407     173,455
04 1986          XXX         XXX      64,895     111,967
143,731     162,310
05 1987          XXX         XXX         XXX      90,687
157,436     192,000
06 1988          XXX         XXX         XXX         XXX
115,062     189,817
07 1989          XXX         XXX         XXX         XXX
XXX     131,085
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3              - SUMMARY
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR      76,215      78,462      80,209      81,448
XXX         XXX
02 1984      185,436     185,989     186,474     186,847
XXX         XXX
03 1985      178,487     180,976     183,113     183,718
XXX         XXX
04 1986      174,409     181,079     183,901     185,812
XXX         XXX
05 1987      216,127     228,930     235,718     239,549
XXX         XXX
06 1988      234,130     262,654     276,385     283,077
XXX         XXX
07 1989      221,177     280,575     310,407     320,750
XXX         XXX
08 1990      142,613     293,651     368,412     411,496
XXX         XXX
09 1991          XXX     254,246     424,930     505,505
XXX         XXX
10 1992          XXX         XXX     288,624     483,070
XXX         XXX
11 1993          XXX         XXX         XXX     376,610
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 4              - SUMMARY
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR      18,596      11,136       2,676       4,580
3,898       2,017
02 1984       22,077      12,585       2,927       4,970
3,073       2,063
03 1985          XXX      23,798       7,230       7,837
3,697       2,607
04 1986          XXX         XXX      26,253      15,927
10,441       8,056
05 1987          XXX         XXX         XXX      45,813
15,838      12,632
06 1988          XXX         XXX         XXX         XXX
62,554      21,872
07 1989          XXX         XXX         XXX         XXX
XXX      68,378
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4              - SUMMARY
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR       1,480       1,491       2,102       3,209
02 1984        1,577       1,630       1,185       1,334
03 1985        1,194         760         446         142
04 1986        3,016       1,646         836         336
05 1987        7,033       2,572       1,767         480
06 1988       15,346       7,481       3,825       1,706
07 1989       25,809      13,835       7,993       3,408
08 1990       85,367      30,004      15,852       6,596
09 1991          XXX      87,948      30,255      13,738
10 1992          XXX         XXX     118,189      52,980
11 1993          XXX         XXX         XXX     151,952

SCHEDULE P - PART 1A             - HOMEOWNERS/FARMOWNERS
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984          354         178         176         244
122          17
03 1985          492         246         246         588
294          30
04 1986          450         225         225         291
174          20
05 1987           66          33          33           6
3           0
06 1988            0           0           0           0
0           0
07 1989           41           1          40           0
0           0
08 1990           75           2          73           1
0           0
09 1991           92           3          89           1
0           0
10 1992          122           6         116          26
0           1
11 1993           73           2          71           2
0           0
12 TOTAL         XXX         XXX         XXX       1,159
593          68

SCHEDULE P - PART 1A             - HOMEOWNERS/FARMOWNERS
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            8           0           2         133
30           0
03 1985           20           0           2         306
76           0
04 1986           17           0           3         123
37           0
05 1987            0           0           0           3
2           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           1
2           0
09 1991            0           0           0           1
2           0
10 1992            0           0           2          29
1           0
11 1993            0           0           0           2
1           0
12 TOTAL          45           0           9         598
XXX           0

SCHEDULE P - PART 1A             - HOMEOWNERS/FARMOWNERS
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           1           0           0
0           0
10 1992            0           1           0           0
0           0
11 1993            0           5           0           0
0           1
12 TOTAL           0           7           0           0
0           1

SCHEDULE P - PART 1A             - HOMEOWNERS/FARMOWNERS
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0         263
03 1985            0           0           0           0
0         620
04 1986            0           0           0           0
0         314
05 1987            0           0           0           0
0           6
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           1
09 1991            0           0           0           1
0           2
10 1992            0           0           0           1
0          30
11 1993            0           0           0           6
0           8
12 TOTAL           0           0           0           8
0         XXX

SCHEDULE P - PART 1A             - HOMEOWNERS/FARMOWNERS
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984          130         133      74.294      73.034
75.568           0
03 1985          314         306     126.016     127.642
124.390           0
04 1986          191         123      69.778      84.889
54.667           0
05 1987            3           3       9.091       9.091
9.091           0
06 1988            0           0        .000        .000
.000           0
07 1989            0           0        .000        .000
.000           0
08 1990            0           1       1.333        .000
1.370           0
09 1991            0           2       2.174        .000
2.247           0
10 1992            0          30      24.590        .000
25.862           0
11 1993            0           8      10.959        .000
11.268           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1A             - HOMEOWNERS/FARMOWNERS
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           1           0
10 1992            0        .000           1           0
11 1993            0        .000           5           1
12 TOTAL           0         XXX           7           1
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX       1,354
1,104          -6
02 1984      140,764      42,252      98,512     111,025
30,435      11,455
03 1985      128,150      47,242      80,908     102,393
37,644       9,310
04 1986      109,853      34,443      75,410      73,903
23,120       5,290
05 1987      130,567      10,249     120,318      85,465
4,429       6,879
06 1988      169,135      12,255     156,880     106,908
4,864       8,789
07 1989      183,206         942     182,264     120,534
6,200       9,499
08 1990      241,121       1,486     239,635     171,223
17,966      11,417
09 1991      383,992       1,952     382,040     231,733
358      11,866
10 1992      467,165       1,810     465,355     244,192
391       9,172
11 1993      569,477       3,046     566,431     173,669
743       4,789
12 TOTAL         XXX         XXX         XXX   1,422,399
127,254      88,460

SCHEDULE P - PART 1B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR          74           4          79         249
XXX         233
02 1984        1,012         485       3,885      94,918
49,898          33
03 1985        1,674         658       3,879      76,264
41,420         704
04 1986        1,755         637       3,273      57,591
48,919         229
05 1987          407         824       5,016      92,524
51,557         299
06 1988          847       1,253       6,926     116,912
65,765         611
07 1989        1,080       2,010       9,108     131,861
80,559       1,146
08 1990         -477       3,030      11,544     176,695
105,177       5,248
09 1991          176       4,295      21,674     264,739
139,538      13,861
10 1992            0       4,455      23,148     276,121
162,504      40,327
11 1993            0       2,365      19,134     196,849
177,693     142,099
12 TOTAL       6,548      20,016     107,666   1,484,723
XXX     204,790

SCHEDULE P - PART 1B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           3           2           0          32
- -48           3
02 1984           12           1           0           1
1           3
03 1985          267          16           0          45
7          60
04 1986           71           0           0          54
16           0
05 1987           22           3           0         111
5           7
06 1988          206          11           0         124
49           9
07 1989          488          96           0         254
96          36
08 1990        3,234         257           0         912
472         151
09 1991           30       1,581           0       1,977
0         620
10 1992           49      11,355           0       6,720
0       3,575
11 1993          545      61,146         234      17,394
0      10,591
12 TOTAL       4,927      74,468         234      27,624
598      15,055

SCHEDULE P - PART 1B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0          13         328
29         XXX
02 1984            0           0           2          27
13     126,762
03 1985           17           0          23         557
16     116,810
04 1986            0           0          14         210
12      83,210
05 1987            0           2          20         413
264      97,803
06 1988            0          16          34         534
2,390     123,410
07 1989            0          42          77       1,025
323     140,747
08 1990            0         117         367       3,229
660     201,101
09 1991            0         691         869      18,878
1,460     284,173
10 1992            0       2,697       2,913      64,841
5,235     341,402
11 1993            0       5,255      13,674     244,125
34,212     442,494
12 TOTAL          17       8,820      18,006     334,167
44,614         XXX

SCHEDULE P - PART 1B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984       31,813      94,949      90.053      75.293
96.383           0
03 1985       39,985      76,825      91.151      84.639
94.954           0
04 1986       25,409      57,801      75.747      73.771
76.649           0
05 1987        4,863      92,940      74.906      47.449
77.245           0
06 1988        5,966     117,444      72.965      48.682
74.862           0
07 1989        7,865     132,882      76.824     834.926
72.906           0
08 1990       21,194     179,907      83.403   1,426.245
75.075           0
09 1991          564     283,609      74.005      28.893
74.235           0
10 1992          440     340,962      73.080      24.309
73.269           0
11 1993        1,522     440,972      77.702      49.967
77.851           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX         232          96
02 1984            0        .000          22           5
03 1985            0        .000         453         104
04 1986            0        .000         158          52
05 1987            0        .000         280         133
06 1988            0        .000         416         118
07 1989            0        .000         754         271
08 1990            0        .000       2,271         958
09 1991            0        .000      15,412       3,466
10 1992            0        .000      51,633      13,208
11 1993            0        .000     202,466      41,659
12 TOTAL           0         XXX     274,097      60,070
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX          30
2           0
02 1984        6,397       3,440       2,957       6,358
3,921         707
03 1985        6,191       3,707       2,484       6,500
4,986         344
04 1986        3,632       1,438       2,194       2,692
1,718         474
05 1987        7,747       1,525       6,222       4,272
1,615         458
06 1988        9,378       2,007       7,371       4,890
957         907
07 1989       10,882       2,070       8,812       5,361
706         724
08 1990       11,958       1,703      10,255       7,487
1,843         909
09 1991       12,263       2,354       9,909       5,717
286         499
10 1992       13,097       3,206       9,891       3,073
0         216
11 1993       13,654       1,984      11,670       1,932
0         102
12 TOTAL         XXX         XXX         XXX      48,312
16,034       5,340

SCHEDULE P - PART 1C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR         -10           1           1          39
XXX           0
02 1984          329           7         113       2,928
481           0
03 1985           66           6         160       1,952
923           0
04 1986          355         700         161       1,254
330           0
05 1987          146           1         314       3,283
699           0
06 1988          192          50         324       4,972
905         120
07 1989           34          43         408       5,753
1,112         369
08 1990          221          66         561       6,893
1,453       2,346
09 1991           21          41         517       6,426
1,806       1,671
10 1992            9          64         428       3,708
1,893       2,370
11 1993            2          16         372       2,404
1,790       5,979
12 TOTAL       1,365         995       3,359      39,612
XXX      12,855

SCHEDULE P - PART 1C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR          -1           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988           35           5           0           0
0          14
07 1989           25          31           2           0
0          47
08 1990        1,286         153          70           0
0         297
09 1991          352         568         296           1
0         312
10 1992          134       1,755         817           3
0         658
11 1993          952       2,746         286          13
0       1,262
12 TOTAL       2,783       5,258       1,471          17
0       2,590

SCHEDULE P - PART 1C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           1
0         XXX
02 1984            0           0           0           0
0       7,240
03 1985            0           0           0           0
0       7,024
04 1986            0           0           0           0
0       3,342
05 1987            0           0           0           0
0       5,045
06 1988            3           0           4         105
4       6,264
07 1989            2           0          13         431
17       6,953
08 1990          105           0          84       1,419
27      11,837
09 1991           50           0          89       1,943
55       9,374
10 1992           74          19         185       3,946
132       8,688
11 1993           96          39         360       9,026
517      12,766
12 TOTAL         330          58         735      16,871
752         XXX

SCHEDULE P - PART 1C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984        4,312       2,928     113.178     125.349
99.019           0
03 1985        5,071       1,953     113.455     136.795
78.623           0
04 1986        2,088       1,254      92.015     145.202
57.156           0
05 1987        1,761       3,284      65.122     115.475
52.780           0
06 1988        1,187       5,077      66.795      59.143
68.878           0
07 1989          769       6,184      63.895      37.150
70.177           0
08 1990        3,525       8,312      98.988     206.988
81.053           0
09 1991        1,005       8,369      76.441      42.693
84.459           0
10 1992        1,034       7,654      66.336      32.252
77.383           0
11 1993        1,336      11,430      93.496      67.339
97.943           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           1           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000          90          15
07 1989            0        .000         373          58
08 1990            0        .000       1,143         276
09 1991            0        .000       1,591         352
10 1992            0        .000       3,174         772
11 1993            0        .000       7,487       1,539
12 TOTAL           0         XXX      13,859       3,012
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1D             - WORKERS' COMPENSATION
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX       1,080
536         272
02 1984       84,846       1,826      83,020      51,663
2,605       4,684
03 1985      125,637       3,982     121,655      73,183
1,468       8,070
04 1986      189,815       7,735     182,080      97,948
867      11,034
05 1987      233,967      14,258     219,709     107,883
741      11,269
06 1988      257,276       6,103     251,173     111,919
0      11,146
07 1989      300,377       4,024     296,353     133,232
221      10,778
08 1990      340,583       4,099     336,484     166,813
0      12,766
09 1991      352,547       3,924     348,623     148,407
0      13,759
10 1992      398,609       4,553     394,056      99,027
0       8,176
11 1993      463,151       4,695     458,456      48,968
0       2,351
12 TOTAL         XXX         XXX         XXX   1,040,123
6,438      94,305

SCHEDULE P - PART 1D             - WORKERS' COMPENSATION
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR          40           0          65         841
XXX       5,560
02 1984          138           0       5,096      58,700
21,709         829
03 1985           56           0       7,109      86,838
26,816       1,459
04 1986          125           0      10,238     118,228
32,894       4,042
05 1987           23           0      12,959     131,347
35,187       6,378
06 1988            0           0      14,996     138,061
34,316       9,909
07 1989           36       1,699      15,685     159,438
37,734      19,268
08 1990            0       2,285      18,886     198,465
42,898      32,663
09 1991            0       1,085      18,638     180,804
39,859      61,538
10 1992            0         408      16,806     124,009
38,995      90,131
11 1993            0         124      13,551      64,870
37,497     145,015
12 TOTAL         418       5,601     134,029   1,261,601
XXX     376,792

SCHEDULE P - PART 1D             - WORKERS' COMPENSATION
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR       3,690           0           0           0
0         796
02 1984          425           0           0           0
0         119
03 1985        1,039          16           0           0
0         212
04 1986        2,357          45           0           0
0         585
05 1987        5,077         117           0           0
0         930
06 1988          404         232           0           0
0       1,459
07 1989        2,376         397           0           0
0       2,842
08 1990        2,031         977           0           0
0       4,867
09 1991          252       1,714           0           0
0       9,108
10 1992            0      20,874           0           0
0      13,512
11 1993          780      35,391       1,000           0
0      28,001
12 TOTAL      18,431      59,763       1,000           0
0      62,431

SCHEDULE P - PART 1D             - WORKERS' COMPENSATION
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR          97           0         318       2,887
30         XXX
02 1984           59           0          50         514
56      62,441
03 1985          145           4          82         585
97      90,131
04 1986          295           5         247       2,267
209     124,139
05 1987          577          45         394       2,165
353     139,930
06 1988           23         289         624      11,797
559     150,285
07 1989           75         621       1,215      21,271
908     183,417
08 1990           11       1,468       2,105      38,570
1,988     239,077
09 1991            3       2,299       3,934      76,039
3,796     257,098
10 1992            0       2,620       8,302     132,819
4,743     256,828
11 1993          105       3,248      27,435     233,957
11,759     300,712
12 TOTAL       1,390      10,599      44,706     522,871
24,498         XXX

SCHEDULE P - PART 1D             - WORKERS' COMPENSATION
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984        3,227      59,214      73.593     176.725
71.325           0
03 1985        2,708      87,423      71.739      68.006
71.861           0
04 1986        3,644     120,495      65.400      47.111
66.177           0
05 1987        6,418     133,512      59.808      45.013
60.768           0
06 1988          427     149,858      58.414       6.997
59.663           0
07 1989        2,708     180,709      61.062      67.296
60.978           0
08 1990        2,042     237,035      70.196      49.817
70.445           0
09 1991          255     256,843      72.926       6.498
73.674           0
10 1992            0     256,828      64.431        .000
65.176           0
11 1993        1,885     298,827      64.927      40.149
65.181           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1D             - WORKERS' COMPENSATION
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX       1,870       1,017
02 1984            0        .000         404         110
03 1985            0        .000         436         149
04 1986            0        .000       1,730         537
05 1987            0        .000       1,418         747
06 1988            0        .000       9,737       2,060
07 1989            0        .000      17,289       3,982
08 1990            0        .000      31,609       6,961
09 1991            0        .000      63,000      13,039
10 1992            0        .000     111,005      21,814
11 1993            0        .000     178,626      55,331
12 TOTAL           0         XXX     417,124     105,747
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1E             - COMMERICAL MULTIPLE PERIL
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX          -1
- -124          21
02 1984           -4           0          -4           1
0           0
03 1985            1           0           1           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX           0
- -124          21

SCHEDULE P - PART 1E             - COMMERICAL MULTIPLE PERIL
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR          51           0           0          93
XXX         145
02 1984            0           0           0           1
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL          51           0           0          94
XXX         145

SCHEDULE P - PART 1E             - COMMERICAL MULTIPLE PERIL
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR         145           0           0          60
69           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         145           0           0          60
69           0

SCHEDULE P - PART 1E             - COMMERICAL MULTIPLE PERIL
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0          -9
4         XXX
02 1984            0           0           0           0
0           1
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0          -9
4         XXX

SCHEDULE P - PART 1E             - COMMERICAL MULTIPLE PERIL
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            0           1     -25.000        .000
- -25.000           0
03 1985            0           0        .000        .000
.000           0
04 1986            0           0        .000        .000
.000           0
05 1987            0           0        .000        .000
.000           0
06 1988            0           0        .000        .000
.000           0
07 1989            0           0        .000        .000
.000           0
08 1990            0           0        .000        .000
.000           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1E             - COMMERICAL MULTIPLE PERIL
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0          -9
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX           0          -9
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984           19           0          19           0
0           0
03 1985            6           0           6           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            0           0           2           2
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           2           2
XXX           0

SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0           2
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            0           2      10.526        .000
10.526           0
03 1985            0           0        .000        .000
.000           0
04 1986            0           0        .000        .000
.000           0
05 1987            0           0        .000        .000
.000           0
06 1988            0           0        .000        .000
.000           0
07 1989            0           0        .000        .000
.000           0
08 1990            0           0        .000        .000
.000           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS. REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
XXX           0

SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            0           0        .000        .000
.000           0
03 1985            0           0        .000        .000
.000           0
04 1986            0           0        .000        .000
.000           0
05 1987            0           0        .000        .000
.000           0
06 1988            0           0        .000        .000
.000           0
07 1989            0           0        .000        .000
.000           0
08 1990            0           0        .000        .000
.000           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS. REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1G             - SPECIAL LIABILITY
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984           43         -15          58          53
1          12
03 1985           -2           0          -2           0
0           0
04 1986            5           1           4           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989           94           4          90          29
0           3
08 1990          197          13         184          73
0           6
09 1991          307          20         287         112
0          14
10 1992          446          46         400         277
0          38
11 1993          550          45         505         162
0          27
12 TOTAL         XXX         XXX         XXX         706
1         100

SCHEDULE P - PART 1G             - SPECIAL LIABILITY
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            0           0          12          76
XXX           0
03 1985            0           0           0           0
XXX           0
04 1986            0           0           0           0
XXX           0
05 1987            0           0           0           0
XXX           0
06 1988            0           0           0           0
XXX           0
07 1989            0           1          21          53
XXX           0
08 1990            0           1           6          85
XXX           0
09 1991            0           1           9         135
XXX           0
10 1992            0           0          18         333
XXX           0
11 1993            0           1          19         208
XXX          44
12 TOTAL           0           4          85         890
XXX          44

SCHEDULE P - PART 1G             - SPECIAL LIABILITY
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           4           0           0
0           1
11 1993            0          40           0           0
0          14
12 TOTAL           0          44           0           0
0          15

SCHEDULE P - PART 1G             - SPECIAL LIABILITY
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0          77
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0          53
08 1990            0           0           0           0
0          85
09 1991            0           0           0           0
0         135
10 1992            0           0           0           5
0         338
11 1993            0           0           4         102
17         310
12 TOTAL           0           0           4         107
17         XXX

SCHEDULE P - PART 1G             - SPECIAL LIABILITY
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            1          76     179.070      -6.667
131.034           0
03 1985            0           0        .000        .000
.000           0
04 1986            0           0        .000        .000
.000           0
05 1987            0           0        .000        .000
.000           0
06 1988            0           0        .000        .000
.000           0
07 1989            0          53      56.383        .000
58.889           0
08 1990            0          85      43.147        .000
46.196           0
09 1991            0         135      43.974        .000
47.038           0
10 1992            0         338      75.785        .000
84.500           0
11 1993            0         310      56.364        .000
61.386           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1G             - SPECIAL LIABILITY
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           4           1
11 1993            0        .000          84          18
12 TOTAL           0         XXX          88          19
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX          60
- -253          36
02 1984        1,854       1,735         119       5,727
4,653       1,795
03 1985        2,477       1,194       1,283       2,070
1,010         156
04 1986        6,460       2,404       4,056       2,345
290         133
05 1987        3,601       1,474       2,127       1,632
177          93
06 1988        1,788         682       1,106         837
0          49
07 1989          920         372         548         388
3          21
08 1990          752         340         412         348
0          20
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX      13,407
5,880       2,303

SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR         164          66           1         186
XXX       4,658
02 1984        1,311          39          16       1,574
190       2,701
03 1985           82           0          10       1,144
52           0
04 1986            3           0          35       2,220
0           0
05 1987            0           0          27       1,575
0           0
06 1988            0           0          18         904
0           0
07 1989            0           0          13         419
1           0
08 1990            0           0           9         377
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL       1,560         105         129       8,399
XXX       7,359

SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR       3,009       8,422       6,056         555
371         400
02 1984        1,661       3,000       1,845         278
171         300
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL       4,670      11,422       7,901         833
542         700

SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR         263           0          75       4,411
87         XXX
02 1984          185           0          75       2,492
70      13,892
03 1985            0           0           0           0
0       2,236
04 1986            0           0           0           0
0       2,513
05 1987            0           0           0           0
0       1,752
06 1988            0           0           0           0
0         904
07 1989            0           0           0           0
0         422
08 1990            0           0           0           0
0         377
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         448           0         150       6,903
157         XXX

SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984        9,826       4,066     749.299     566.340
3,416.807           0
03 1985        1,092       1,144      90.270      91.457
89.166           0
04 1986          293       2,220      38.901      12.188
54.734           0
05 1987          177       1,575      48.653      12.008
74.048           0
06 1988            0         904      50.559        .000
81.736           0
07 1989            3         419      45.870        .806
76.460           0
08 1990            0         377      50.133        .000
91.505           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX       4,015         396
02 1984            0        .000       2,195         297
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX       6,210         693
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS. REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
XXX           0

SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            0           0        .000        .000
.000           0
03 1985            0           0        .000        .000
.000           0
04 1986            0           0        .000        .000
.000           0
05 1987            0           0        .000        .000
.000           0
06 1988            0           0        .000        .000
.000           0
07 1989            0           0        .000        .000
.000           0
08 1990            0           0        .000        .000
.000           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS. REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1I             - SPECIAL PROPERTY
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1992            0           0           0           0
0           0
03 1993            0           0           0           0
0           0
04 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1I             - SPECIAL PROPERTY
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1992            0           0           0           0
XXX           0
03 1993            0           0           0           0
XXX           0
04 TOTAL           0           0           0           0
XXX           0

SCHEDULE P - PART 1I             - SPECIAL PROPERTY
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1992            0           0           0           0
0           0
03 1993            0           0           0           0
0           0
04 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1I             - SPECIAL PROPERTY
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1992            0           0           0           0
0           0
03 1993            0           0           0           0
0           0
04 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1I             - SPECIAL PROPERTY
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1992            0           0        .000        .000
.000           0
03 1993            0           0        .000        .000
.000           0
04 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1I             - SPECIAL PROPERTY
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1992            0        .000           0           0
03 1993            0        .000           0           0
04 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1J             - AUTO PHYSICAL DAMAGE
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX        -855
- -532         890
02 1992      205,072          85     204,987     105,429
0       3,836
03 1993      256,132           0     256,132     132,458
0       3,792
04 TOTAL         XXX         XXX         XXX     237,033
- -532       8,519

SCHEDULE P - PART 1J             - AUTO PHYSICAL DAMAGE
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR        -140       1,174           3         710
XXX        -274
02 1992            0      10,350       8,166     117,432
93,691        -161
03 1993            0       7,116       9,659     145,910
111,040      14,248
04 TOTAL        -140      18,639      17,828     264,051
XXX      13,813

SCHEDULE P - PART 1J             - AUTO PHYSICAL DAMAGE
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR         -70         261           0          48
68          40
02 1992            0       1,713           0          60
0         288
03 1993            0      10,973           0       2,398
0       2,015
04 TOTAL         -70      12,947           0       2,506
68       2,343

SCHEDULE P - PART 1J             - AUTO PHYSICAL DAMAGE
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0       1,069          21          98
132         XXX
02 1992            0       1,916         103       2,002
112     119,434
03 1993            0       8,011       1,964      31,597
6,901     177,507
04 TOTAL           0      10,997       2,087      33,698
7,145         XXX

SCHEDULE P - PART 1J             - AUTO PHYSICAL DAMAGE
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1992            0     119,434      58.240        .000
58.264           0
03 1993            0     177,507      69.303        .000
69.303           0
04 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1J             - AUTO PHYSICAL DAMAGE
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX          57          41
02 1992            0        .000       1,552         451
03 1993            0        .000      25,221       6,376
04 TOTAL           0         XXX      26,830       6,868
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX          -3
0           0
02 1992           23           0          23           1
0           0
03 1993           15           0          15           0
0           0
04 TOTAL         XXX         XXX         XXX          -2
0           0

SCHEDULE P - PART 1K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0          -3
XXX           0
02 1992            0           0           1           2
XXX           0
03 1993            0           0           0           0
XXX           0
04 TOTAL           0           0           1          -1
XXX           0

SCHEDULE P - PART 1K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1992            0           0           0           0
0           0
03 1993            0           5           0           0
0           0
04 TOTAL           0           5           0           0
0           0

SCHEDULE P - PART 1K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1992            0           0           0           0
0           2
03 1993            0           0           1           6
0           6
04 TOTAL           0           0           1           6
0         XXX

SCHEDULE P - PART 1K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1992            0           2       8.696        .000
8.696           0
03 1993            0           6      40.000        .000
40.000           0
04 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1992            0        .000           0           0
03 1993            0        .000           5           1
04 TOTAL           0         XXX           5           1
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS. REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1992            0           0           0           0
0           0
03 1993            0           0           0           0
0           0
04 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1992            0           0           0           0
XXX           0
03 1993            0           0           0           0
XXX           0
04 TOTAL           0           0           0           0
XXX           0

SCHEDULE P - PART 1L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1992            0           0           0           0
0           0
03 1993            0           0           0           0
0           0
04 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1992            0           0           0           0
0           0
03 1993            0           0           0           0
0           0
04 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1992            0           0        .000        .000
.000           0
03 1993            0           0        .000        .000
.000           0
04 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1992            0        .000           0           0
03 1993            0        .000           0           0
04 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1M             - INTERNATIONAL
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984           -8           0          -8           0
0           0
03 1985          -10          -2          -8           0
0           0
04 1986          -22          -1         -21           0
0           0
05 1987           15           0          15           0
0           0
06 1988           16           1          15           0
0           0
07 1989           -1           0          -1           0
0           0
08 1990           -1           0          -1           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1M             - INTERNATIONAL
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            0           0           0           0
XXX           0
03 1985            0           0           0           0
XXX           0
04 1986            0           0           0           0
XXX           0
05 1987            0           0           0           0
XXX           0
06 1988            0           0           0           0
XXX           0
07 1989            0           0           0           0
XXX           0
08 1990            0           0           0           0
XXX           0
09 1991            0           0           0           0
XXX           0
10 1992            0           0           0           0
XXX           0
11 1993            0           0           0           0
XXX           0
12 TOTAL           0           0           0           0
XXX           0

SCHEDULE P - PART 1M             - INTERNATIONAL
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1M             - INTERNATIONAL
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1M             - INTERNATIONAL
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            0           0        .000        .000
.000           0
03 1985            0           0        .000        .000
.000           0
04 1986            0           0        .000        .000
.000           0
05 1987            0           0        .000        .000
.000           0
06 1988            0           0        .000        .000
.000           0
07 1989            0           0        .000        .000
.000           0
08 1990            0           0        .000        .000
.000           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1M             - INTERNATIONAL
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1N             - REINSURANCE A
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990            0           0           0           0
0           0
04 1991            0           0           0           0
0           0
05 1992        8,635           0       8,635       8,659
0           0
06 1993        9,111           0       9,111       7,665
0           0
07 TOTAL         XXX         XXX         XXX      16,324
0           0

SCHEDULE P - PART 1N             - REINSURANCE A
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 1988            0           0           0           0
XXX           0
02 1989            0           0           0           0
XXX           0
03 1990            0           0           0           0
XXX           0
04 1991            0           0           0           0
XXX           0
05 1992            0           0           0       8,659
XXX           0
06 1993            0           0           0       7,665
XXX           0
07 TOTAL           0           0           0      16,324
XXX           0

SCHEDULE P - PART 1N             - REINSURANCE A
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990            0           0           0           0
0           0
04 1991            0           0           0           0
0           0
05 1992            0         135           0           0
0           0
06 1993            0       1,482           0           0
0           0
07 TOTAL           0       1,617           0           0
0           0

SCHEDULE P - PART 1N             - REINSURANCE A
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 1988            0           0           0           0
XXX           0
02 1989            0           0           0           0
XXX           0
03 1990            0           0           0           0
XXX           0
04 1991            0           0           0           0
XXX           0
05 1992            0           0           0         135
XXX       8,794
06 1993            0           0           0       1,482
XXX       9,147
07 TOTAL           0           0           0       1,617
XXX         XXX

SCHEDULE P - PART 1N             - REINSURANCE A
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 1988            0           0        .000        .000
.000           0
02 1989            0           0        .000        .000
.000           0
03 1990            0           0        .000        .000
.000           0
04 1991            0           0        .000        .000
.000           0
05 1992            0       8,794        .000        .000
.000           0
06 1993            0       9,147        .000        .000
.000           0
07 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1N             - REINSURANCE A
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 1988            0        .000           0           0
02 1989            0        .000           0           0
03 1990            0        .000           0           0
04 1991            0        .000           0           0
05 1992            0        .000         135           0
06 1993            0        .000       1,482           0
07 TOTAL           0         XXX       1,617           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1O             - REINSURANCE B
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 1988           61           0          61           0
0           0
02 1989           21           0          21           0
0           0
03 1990          860           0         860         953
0           0
04 1991        1,665           0       1,665       1,794
0           0
05 1992        1,297           0       1,297       1,348
0           0
06 1993        1,433           0       1,433       1,437
0           0
07 TOTAL         XXX         XXX         XXX       5,532
0           0

SCHEDULE P - PART 1O             - REINSURANCE B
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 1988            0           0           0           0
XXX           0
02 1989            0           0           0           0
XXX           0
03 1990            0           0           0         953
XXX           0
04 1991            0           0           0       1,794
XXX           0
05 1992            0           0           0       1,348
XXX           0
06 1993            0           0           0       1,437
XXX           0
07 TOTAL           0           0           0       5,532
XXX           0

SCHEDULE P - PART 1O             - REINSURANCE B
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990            0           0           0           0
0           0
04 1991            0           0           0           0
0           0
05 1992            0           0           0           0
0           0
06 1993            0           0           0           0
0           0
07 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1O             - REINSURANCE B
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 1988            0           0           0           0
XXX           0
02 1989            0           0           0           0
XXX           0
03 1990            0           0           0           0
XXX         953
04 1991            0           0           0           0
XXX       1,794
05 1992            0           0           0           0
XXX       1,348
06 1993            0           0           0           0
XXX       1,437
07 TOTAL           0           0           0           0
XXX         XXX

SCHEDULE P - PART 1O             - REINSURANCE B
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 1988            0           0        .000        .000
.000           0
02 1989            0           0        .000        .000
.000           0
03 1990            0         953        .000        .000
.000           0
04 1991            0       1,794        .000        .000
.000           0
05 1992            0       1,348        .000        .000
.000           0
06 1993            0       1,437        .000        .000
.000           0
07 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1O             - REINSURANCE B
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 1988            0        .000           0           0
02 1989            0        .000           0           0
03 1990            0        .000           0           0
04 1991            0        .000           0           0
05 1992            0        .000           0           0
06 1993            0        .000           0           0
07 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1P             - REINSURANCE C
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990            0           0           0           0
0           0
04 1991            0           0           0           0
0           0
05 1992            0           0           0           0
0           0
06 1993            0           0           0           0
0           0
07 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1P             - REINSURANCE C
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 1988            0           0           0           0
XXX           0
02 1989            0           0           0           0
XXX           0
03 1990            0           0           0           0
XXX           0
04 1991            0           0           0           0
XXX           0
05 1992            0           0           0           0
XXX           0
06 1993            0           0           0           0
XXX           0
07 TOTAL           0           0           0           0
XXX           0

SCHEDULE P - PART 1P             - REINSURANCE C
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990            0           0           0           0
0           0
04 1991            0           0           0           0
0           0
05 1992            0           0           0           0
0           0
06 1993            0           0           0           0
0           0
07 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1P             - REINSURANCE C
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 1988            0           0           0           0
XXX           0
02 1989            0           0           0           0
XXX           0
03 1990            0           0           0           0
XXX           0
04 1991            0           0           0           0
XXX           0
05 1992            0           0           0           0
XXX           0
06 1993            0           0           0           0
XXX           0
07 TOTAL           0           0           0           0
XXX         XXX

SCHEDULE P - PART 1P             - REINSURANCE C
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 1988            0           0        .000        .000
.000           0
02 1989            0           0        .000        .000
.000           0
03 1990            0           0        .000        .000
.000           0
04 1991            0           0        .000        .000
.000           0
05 1992            0           0        .000        .000
.000           0
06 1993            0           0        .000        .000
.000           0
07 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1P             - REINSURANCE C
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 1988            0        .000           0           0
02 1989            0        .000           0           0
03 1990            0        .000           0           0
04 1991            0        .000           0           0
05 1992            0        .000           0           0
06 1993            0        .000           0           0
07 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1Q             - REINSURANCE D
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984            0           0           0           0
0           0
03 1985          110           0         110         216
0           0
04 1986          199           0         199         293
0           0
05 1987            6           0           6           6
0           0
06 TOTAL         XXX         XXX         XXX         515
0           0

SCHEDULE P - PART 1Q             - REINSURANCE D
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            0           0           0           0
XXX           0
03 1985            0           0           0         216
XXX           0
04 1986            0           0           0         293
XXX           0
05 1987            0           0           0           6
XXX           0
06 TOTAL           0           0           0         515
XXX           0

SCHEDULE P - PART 1Q             - REINSURANCE D
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1Q             - REINSURANCE D
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX         XXX
02 1984            0           0           0           0
XXX           0
03 1985            0           0           0           0
XXX         216
04 1986            0           0           0           0
XXX         293
05 1987            0           0           0           0
XXX           6
06 TOTAL           0           0           0           0
XXX         XXX

SCHEDULE P - PART 1Q             - REINSURANCE D
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            0           0        .000        .000
.000           0
03 1985            0         216        .000        .000
.000           0
04 1986            0         293        .000        .000
.000           0
05 1987            0           6        .000        .000
.000           0
06 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1Q             - REINSURANCE D
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS.
REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984           11           6           5         136
31           9
03 1985          481         205         276         901
558          21
04 1986        1,632         612       1,020       1,230
557          41
05 1987        1,159         479         680         407
3          23
06 1988          656         251         405         251
0          18
07 1989          323         131         192         172
16          12
08 1990          318         151         167          81
0           5
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX       3,178
1,165         129

SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            1           0           2         115
5           0
03 1985            2           0          16         378
25           0
04 1986            1           0          12         725
9           0
05 1987            0           0           9         436
4           0
06 1988            0           0           7         276
0           0
07 1989            0           0           3         171
0           0
08 1990            0           0           6          92
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           4           0          55       2,193
XXX           0

SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0         147
03 1985            0           0           0           0
0         938
04 1986            0           0           0           0
0       1,283
05 1987            0           0           0           0
0         439
06 1988            0           0           0           0
0         276
07 1989            0           0           0           0
0         187
08 1990            0           0           0           0
0          92
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984           32         115   1,336.364     533.333
2,300.000           0
03 1985          560         378     195.010     273.171
136.957           0
04 1986          558         725      78.615      91.176
71.078           0
05 1987            3         436      37.877        .626
64.118           0
06 1988            0         276      42.073        .000
68.148           0
07 1989           16         171      57.895      12.214
89.063           0
08 1990            0          92      28.931        .000
55.090           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS. REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
(000 OMITTED)
    1              PREMIUMS EARNED             LOSS AND LOSS
EXPENSE PAYMENTS
YEARS IN        2           3           4
ALLOCATED LOSS
WHICH PRE-                                        LOSS PAYMENTS
EXP PAYMENTS
MIUMS WERE   DIRECT                    NET          5           6
         7
EARNED AND     AND        CEDED      (2 - 3)     DIRECT
      DIRECT
LOSSES       ASSUMED                               AND        CEDED
      AND
WERE INC                                         ASSUMED
      ASSUMED
01 PRIOR         XXX         XXX         XXX           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL         XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1            LOSS AND LOSS EXPENSE PAYMENTS
LOSSES UNPAID
YEARS IN   ALLOC LOSS       9          10          11          12
   CASE BASIS
WHICH PRE-   EXPENSE                                      NUMBER OF
MIUMS WERE  PAYMENTS   SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       13
EARNED AND      8        AND         LOSS       NET PAID  REPORTED
- -     DIRECT
LOSSES        CEDED  SUBROGATION   EXPENSE    (5 - 6 + 7  DIRECT
AND       AND
WERE INC               RECEIVED    PAYMENTS    - 8 + 10)    ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
XXX           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
XXX           0

SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1   LOSSES UNPAID                          ALLOCATED LOSS
EXPENSES UNPAID
YEARS IN  CASE BASIS       BULK  + IBNR            CASE  BASIS
  BULK + IBNR
WHICH PRE-
MIUMS WERE     14          15          16          17          18
        19
EARNED AND               DIRECT                  DIRECT
      DIRECT
LOSSES        CEDED        AND        CEDED        AND        CEDED
      AND
WERE INC                 ASSUMED                 ASSUMED
      ASSUMED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0           0

SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1                      21          22          23          24
 TOTAL LOSSES
YEARS IN  BULK + IBNR
  & LOSS EXP
WHICH PRE-                                                NUMBER OF
 INCURRED
MIUMS WERE     20      SALVAGE   UNALLOCATED     TOTAL      CLAIMS
       25
EARNED AND               AND        LOSS      NET LOSSES
OUTSTANDING     DIRECT
LOSSES        CEDED  SUBROGATION  EXPENSES    & EXPENSES  DIRECT
AND       AND
WERE INC             ANTICIPATED   UNPAID       UNPAID      ASSUMED
    ASSUMED
01 PRIOR           0           0           0           0
0         XXX
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991            0           0           0           0
0           0
10 1992            0           0           0           0
0           0
11 1993            0           0           0           0
0           0
12 TOTAL           0           0           0           0
0         XXX

SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1      TOTAL LOSSES AND LOSS  LOSS AND LOSS EXPENSE PERCENTAGE
DISCOUNT FOR
YEARS IN     EXPENSES INCURRED       (INCURRED/PREMIUMS EARNED)
  TIME VALUE
WHICH PRE-
   OF MONEY
MIUMS WERE     26          27          28          29          30
        31
EARNED AND                           DIRECT
LOSSES         CEDED       NET*        AND         CEDED       NET
       LOSS
WERE INC                             ASSUMED
01 PRIOR         XXX         XXX         XXX         XXX
XXX           0
02 1984            0           0        .000        .000
.000           0
03 1985            0           0        .000        .000
.000           0
04 1986            0           0        .000        .000
.000           0
05 1987            0           0        .000        .000
.000           0
06 1988            0           0        .000        .000
.000           0
07 1989            0           0        .000        .000
.000           0
08 1990            0           0        .000        .000
.000           0
09 1991            0           0        .000        .000
.000           0
10 1992            0           0        .000        .000
.000           0
11 1993            0           0        .000        .000
.000           0
12 TOTAL         XXX         XXX         XXX         XXX
XXX           0

SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1     DISCOUNT FOR     33       NET BALANCE SHEET
YEARS IN   TIME VALUE            RESERVES AFTER DISCOUNT
WHICH PRE-  OF MONEY    INTER-
MIUMS WERE     32      COMPANY         34          35
EARNED AND             POOLING                    LOSS
LOSSES       LOSS   PARTICIPATION     LOSSES    EXPENSES
WERE INC    EXPENSE   PERCENTAGE      UNPAID     UNPAID
01 PRIOR           0         XXX           0           0
02 1984            0        .000           0           0
03 1985            0        .000           0           0
04 1986            0        .000           0           0
05 1987            0        .000           0           0
06 1988            0        .000           0           0
07 1989            0        .000           0           0
08 1990            0        .000           0           0
09 1991            0        .000           0           0
10 1992            0        .000           0           0
11 1993            0        .000           0           0
12 TOTAL           0         XXX           0           0
NOTE:  FOR "PRIOR," REPORT AMOUNTS PAID OR RECEIVED IN CURRENT YEAR
ONLY.
REPORT CUMULATIVE AMOUNTS PAID OR RECEIVED FOR SPECIFIC YEARS. REPORT LOSS PAYMENTS NET OF SALVAGE AND SUBROGATION RECEIVED.
*NET = (25 - 26) = (11 + 23)

SCHEDULE P - PART 2A             - HOMEOWNERS/FARMOWNERS
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984          150         130         135         130
130         130
03 1985          XXX         244         307         304
304         304
04 1986          XXX         XXX         185         119
119         119
05 1987          XXX         XXX         XXX           3
3           3
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2A             - HOMEOWNERS/FARMOWNERS
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR          -3          -3          -3          -3
0           0
02 1984          131         131         131         131
0           0
03 1985          304         304         304         304
0           0
04 1986          120         120         120         120
0           0
05 1987            3           3           3           3
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            2           1           1           1
0           0
09 1991          XXX           6           2           2
0          -4
10 1992          XXX         XXX          36          28
- -8         XXX
11 1993          XXX         XXX         XXX           8
XXX         XXX
12 TOTAL
- -8          -4
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR      14,016      21,432      24,275      29,362
29,756      27,603
02 1984       70,588      83,887      87,356      91,948
91,442      91,177
03 1985          XXX      68,304      67,846      71,888
72,012      72,073
04 1986          XXX         XXX      54,814      54,727
55,383      55,016
05 1987          XXX         XXX         XXX      83,852
87,722      88,023
06 1988          XXX         XXX         XXX         XXX
110,344     108,534
07 1989          XXX         XXX         XXX         XXX
XXX     129,439
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR      27,433      27,523      27,500      27,747
247         224
02 1984       91,127      91,011      91,058      91,059
1          48
03 1985       72,196      72,344      72,213      72,920
707         576
04 1986       54,532      54,648      54,546      54,512
- -34        -136
05 1987       87,658      87,724      88,042      87,901
- -141         177
06 1988      110,588     110,806     110,622     110,487
- -135        -319
07 1989      123,399     125,356     124,035     123,699
- -336      -1,657
08 1990      170,948     164,705     167,405     168,013
608       3,308
09 1991          XXX     273,134     260,998     261,075
77     -12,059
10 1992          XXX         XXX     330,177     314,900
- -15,277         XXX
11 1993          XXX         XXX         XXX     408,167
XXX         XXX
12 TOTAL
- -14,283      -9,838
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR       1,505       1,734       1,805       1,862
1,892       1,962
02 1984        2,871       3,472       3,507       3,830
3,811       2,892
03 1985          XXX       2,855       2,790       3,019
3,023       1,894
04 1986          XXX         XXX       1,782       1,953
1,899       1,146
05 1987          XXX         XXX         XXX       4,798
4,756       3,141
06 1988          XXX         XXX         XXX         XXX
5,899       4,575
07 1989          XXX         XXX         XXX         XXX
XXX       5,395
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR       2,743       2,737       2,803       2,759
- -44          22
02 1984        2,912       2,835       2,838       2,815
- -23         -20
03 1985        1,923       1,793       1,792       1,792
0          -1
04 1986        1,070       1,379       1,101       1,093
- -8        -286
05 1987        3,249       3,000       2,978       2,970
- -8         -30
06 1988        4,968       4,846       4,726       4,749
23         -97
07 1989        5,408       5,529       5,527       5,763
236         234
08 1990        7,540       6,848       7,144       7,664
520         816
09 1991          XXX       7,084       7,639       7,763
124         679
10 1992          XXX         XXX       7,696       7,041
- -655         XXX
11 1993          XXX         XXX         XXX      10,699
XXX         XXX
12 TOTAL
165       1,317
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2D             - WORKERS' COMPENSATION
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR      62,094      46,310      40,660      36,844
39,151      41,252
02 1984       57,716      60,438      54,382      54,372
50,561      53,647
03 1985          XXX      69,310      80,175      80,250
75,611      78,612
04 1986          XXX         XXX     104,600     111,647
108,666     111,982
05 1987          XXX         XXX         XXX     145,390
131,617     131,679
06 1988          XXX         XXX         XXX         XXX
160,365     156,541
07 1989          XXX         XXX         XXX         XXX
XXX     172,326
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2D             - WORKERS' COMPENSATION
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR      41,764      40,908      40,904      41,653
749         745
02 1984       53,279      53,464      54,030      54,068
38         604
03 1985       77,518      79,339      80,023      80,232
209         893
04 1986      108,309     109,352     109,354     110,011
657         659
05 1987      120,814     119,364     120,494     120,159
- -335         795
06 1988      153,615     141,133     136,082     134,238
- -1,844      -6,895
07 1989      187,969     174,457     168,268     163,809
- -4,459     -10,648
08 1990      209,512     232,976     224,789     216,044
- -8,745     -16,932
09 1991          XXX     211,992     238,574     234,271
- -4,303      22,279
10 1992          XXX         XXX     234,957     231,720
- -3,237         XXX
11 1993          XXX         XXX         XXX     257,841
XXX         XXX
12 TOTAL
- -21,270      -8,500
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2E             - COMMERICAL MULTIPLE PERIL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         673         909       1,141         885
943         997
02 1984            1           1           1           1
1           1
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2E             - COMMERICAL MULTIPLE PERIL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR       1,054       1,070       1,206       1,061
- -145          -9
02 1984            1           1           1           1
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
- -145          -9
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984           13           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2G             - SPECIAL LIABILITY
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         267         352         341         360
345         319
02 1984           81          67          69          73
72          63
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX          33
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2G             - SPECIAL LIABILITY
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         321         321         321         321
0           0
02 1984           64          64          64          64
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989           32          32          32          32
0           0
08 1990           75          88          79          76
- -3         -12
09 1991          XXX         154         127         126
- -1         -28
10 1992          XXX         XXX         400         320
0         XXX
11 1993          XXX         XXX         XXX         287
XXX         XXX
12 TOTAL
- -4         -40
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR       1,948       3,388       3,882       3,931
4,890       5,130
02 1984          552       1,109       1,071       1,807
3,095       2,666
03 1985          XXX         874         837         931
811       1,071
04 1986          XXX         XXX       3,472       3,139
3,079       2,289
05 1987          XXX         XXX         XXX       1,668
1,692       1,648
06 1988          XXX         XXX         XXX         XXX
862         854
07 1989          XXX         XXX         XXX         XXX
XXX         408
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR       5,140       5,409       6,448       8,242
1,794       2,833
02 1984        2,679       2,991       2,683       3,975
1,292         984
03 1985        1,134       1,134       1,134       1,134
0           0
04 1986        2,185       2,185       2,185       2,185
0           0
05 1987        1,548       1,548       1,548       1,548
0           0
06 1988          886         886         886         886
0           0
07 1989          406         406         406         406
0           0
08 1990          368         368         368         368
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
3,086       3,817
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2I             - SPECIAL PROPERTY
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX
04 TOTAL

SCHEDULE P - PART 2I             - SPECIAL PROPERTY
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         XXX           0           0           0
0           0
02 1992          XXX         XXX           0           0
0         XXX
03 1993          XXX         XXX         XXX           0
XXX         XXX
04 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2J             - AUTO PHYSICAL DAMAGE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX
04 TOTAL

SCHEDULE P - PART 2J             - AUTO PHYSICAL DAMAGE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         XXX      15,957       7,171       6,605
- -566      -9,352
02 1992          XXX         XXX     119,828     111,165
- -8,663         XXX
03 1993          XXX         XXX         XXX     165,885
XXX         XXX
04 TOTAL
- -9,229      -9,352
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX
04 TOTAL

SCHEDULE P - PART 2K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         XXX          23          11           8
- -3         -15
02 1992          XXX         XXX           9           1
- -8         XXX
03 1993          XXX         XXX         XXX           5
XXX         XXX
04 TOTAL
- -11         -15
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX
04 TOTAL

SCHEDULE P - PART 2L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         XXX           0           0           0
0           0
02 1992          XXX         XXX           0           0
0         XXX
03 1993          XXX         XXX         XXX           0
XXX         XXX
04 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2M             - INTERNATIONAL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         180         229         233         249
302         340
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2M             - INTERNATIONAL
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         352         352         352         352
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2N             - REINSURANCE A
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX
07 TOTAL

SCHEDULE P - PART 2N             - REINSURANCE A
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990            0           0           0           0
0           0
04 1991          XXX           0           0           0
0           0
05 1992          XXX         XXX       8,744       8,794
0         XXX
06 1993          XXX         XXX         XXX       9,147
XXX         XXX
07 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2O             - REINSURANCE B
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX
07 TOTAL

SCHEDULE P - PART 2O             - REINSURANCE B
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990          851         851         928         953
0         102
04 1991          XXX       1,734       1,747       1,794
0          60
05 1992          XXX         XXX       1,305       1,348
0         XXX
06 1993          XXX         XXX         XXX       1,437
XXX         XXX
07 TOTAL
0         162
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2P             - REINSURANCE C
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX
07 TOTAL

SCHEDULE P - PART 2P             - REINSURANCE C
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 1988            0           0           0           0
0           0
02 1989            0           0           0           0
0           0
03 1990            0           0           0           0
0           0
04 1991          XXX           0           0           0
0           0
05 1992          XXX         XXX           0           0
0         XXX
06 1993          XXX         XXX         XXX           0
XXX         XXX
07 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2Q             - REINSURANCE D
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR          41          55          53         121
124         151
02 1984            0           0           0           0
0           0
03 1985          XXX         105         105         120
174         213
04 1986          XXX         XXX         189         179
263         282
05 1987          XXX         XXX         XXX           0
0           0
06 TOTAL

SCHEDULE P - PART 2Q             - REINSURANCE D
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         162         162         162         162
0           0
02 1984            0           0           0           0
0           0
03 1985          216         216         216         216
0           0
04 1986          293         293         293         293
0           0
05 1987            6           6           6           6
0           0
06 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         280         397         443         558
627         823
02 1984           12          12           1           5
56         138
03 1985          XXX         150         139         112
157         330
04 1986          XXX         XXX         811         834
858         799
05 1987          XXX         XXX         XXX         440
421         423
06 1988          XXX         XXX         XXX         XXX
253         268
07 1989          XXX         XXX         XXX         XXX
XXX         145
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR         919         919         919         919
0           0
02 1984          113         113         113         113
0           0
03 1985          362         362         362         362
0           0
04 1986          713         713         713         713
0           0
05 1987          427         427         427         427
0           0
06 1988          269         269         269         269
0           0
07 1989          168         168         168         168
0           0
08 1990           86          86          86          86
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX
12 TOTAL

SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1  INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993     ONE
YEAR    TWO YEAR
LOSSES WERE
DEVELOPMENT DEVELOPMENT
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
12 TOTAL
0           0
 *REPORT RESERVES ONLY.  SUBSEQUENT DEVELOPMENT RELATES ONLY TO
SUBSEQUENT
  PAYMENTS AND RESERVES.
**CURRENT YEAR LESS FIRST OR SECOND PRIOR YEAR, SHOWING (REDUNDANT)
OR ADVERSE.

SCHEDULE P - PART 3A             - HOMEOWNERS/FARMOWNERS
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984          123         126         130         130
130         130
03 1985          XXX         150         271         304
304         304
04 1986          XXX         XXX         113         119
119         119
05 1987          XXX         XXX         XXX           3
3           3
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3A             - HOMEOWNERS/FARMOWNERS
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR          -3          -3          -3          -3
0           0
02 1984          131         131         131         131
21           9
03 1985          304         304         304         304
57          19
04 1986          120         120         120         120
21          16
05 1987            3           3           3           3
2           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           1           1           1
1           0
09 1991          XXX           1           1           1
1           0
10 1992          XXX         XXX          27          27
1           0
11 1993          XXX         XXX         XXX           2
1           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0      14,721      21,665      25,049
26,729      27,127
02 1984       37,323      69,362      80,969      86,585
89,004      90,768
03 1985          XXX      32,418      55,242      64,517
68,759      71,055
04 1986          XXX         XXX      24,042      41,537
49,775      52,715
05 1987          XXX         XXX         XXX      39,731
69,965      79,722
06 1988          XXX         XXX         XXX         XXX
50,453      85,918
07 1989          XXX         XXX         XXX         XXX
XXX      56,777
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR      26,864      26,956      27,268      27,439
45           0
02 1984       90,841      90,928      91,004      91,034
39,732      10,153
03 1985       71,572      71,897      72,438      72,387
30,514      10,890
04 1986       53,523      53,989      54,198      54,318
33,929      14,978
05 1987       83,527      86,126      87,110      87,508
35,995      15,298
06 1988       99,310     106,834     109,758     109,985
45,285      18,090
07 1989       94,788     114,903     123,062     122,753
56,878      23,358
08 1990       45,255     121,756     150,292     165,153
73,297      31,220
09 1991          XXX     117,608     211,621     243,065
94,106      43,972
10 1992          XXX         XXX     138,609     252,973
105,725      51,544
11 1993          XXX         XXX         XXX     177,716
91,522      51,959
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0         272         398         455
479       2,692
02 1984        1,378       2,723       3,185       3,491
3,639       2,840
03 1985          XXX       1,363       2,201       2,550
2,764       1,832
04 1986          XXX         XXX         565       1,118
1,400         857
05 1987          XXX         XXX         XXX       1,528
3,028       2,294
06 1988          XXX         XXX         XXX         XXX
1,834       2,092
07 1989          XXX         XXX         XXX         XXX
XXX       1,052
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR       2,706       2,707       2,720       2,758
0           0
02 1984        2,871       2,815       2,815       2,815
436          45
03 1985        1,867       1,771       1,792       1,792
839          84
04 1986          971       1,229       1,039       1,093
299          31
05 1987        2,742       2,947       2,949       2,970
631          68
06 1988        3,247       4,391       4,573       4,648
800         101
07 1989        2,763       4,575       5,168       5,345
953         142
08 1990        1,975       3,374       5,457       6,332
1,098         328
09 1991          XXX       1,692       3,900       5,909
1,201         550
10 1992          XXX         XXX       1,986       3,280
1,233         528
11 1993          XXX         XXX         XXX       2,033
900         373
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3D             - WORKERS' COMPENSATION
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0     -51,507      22,235      27,474
31,179      33,203
02 1984       13,161     -11,621      38,697      44,952
48,590      50,907
03 1985          XXX      14,574      38,720      54,836
65,326      71,907
04 1986          XXX         XXX      22,442      49,581
72,810      89,028
05 1987          XXX         XXX         XXX      23,579
55,383      81,025
06 1988          XXX         XXX         XXX         XXX
23,996      57,813
07 1989          XXX         XXX         XXX         XXX
XXX      29,877
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3D             - WORKERS' COMPENSATION
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR      35,082      37,004      38,308      39,084
17,217       1,382
02 1984       52,333      52,847      53,244      53,604
20,037       1,616
03 1985       75,370      77,428      79,010      79,729
24,553       2,166
04 1986       97,446     103,399     106,196     107,990
29,977       2,708
05 1987       99,029     109,070     114,895     118,388
31,921       2,913
06 1988       86,412     106,183     116,766     123,065
31,045       2,712
07 1989       74,974     112,077     133,238     143,753
33,789       3,037
08 1990       43,713     109,469     153,929     179,579
36,599       4,311
09 1991          XXX      49,706     116,989     162,166
32,487       3,576
10 1992          XXX         XXX      47,277     107,203
30,993       3,259
11 1993          XXX         XXX         XXX      51,319
23,421       2,317
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3E             - COMMERICAL MULTIPLE PERIL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0         321         511         608
682         743
02 1984            1           1           1           1
1           1
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3E             - COMMERICAL MULTIPLE PERIL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         801         904         976       1,069
0           0
02 1984            1           1           1           1
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0           0
11 1993          XXX         XXX         XXX           0
0           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0           0
11 1993          XXX         XXX         XXX           0
0           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0           0
11 1993          XXX         XXX         XXX           0
0           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3G             - SPECIAL LIABILITY
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0         185         231         277
287         289
02 1984           17          28          37          43
46          47
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX          22
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3G             - SPECIAL LIABILITY
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         321         321         321         321
XXX         XXX
02 1984           64          64          64          64
XXX         XXX
03 1985            0           0           0           0
XXX         XXX
04 1986            0           0           0           0
XXX         XXX
05 1987            0           0           0           0
XXX         XXX
06 1988            0           0           0           0
XXX         XXX
07 1989           32          32          32          32
XXX         XXX
08 1990           59          76          79          79
XXX         XXX
09 1991          XXX         115         126         126
XXX         XXX
10 1992          XXX         XXX         189         315
XXX         XXX
11 1993          XXX         XXX         XXX         189
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0         665       1,004       1,696
2,412       2,802
02 1984          395         851         952       1,043
1,283       1,364
03 1985          XXX          20          60         122
394         478
04 1986          XXX         XXX           0          79
169         238
05 1987          XXX         XXX         XXX           0
0         120
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR       3,564       3,702       3,719       3,904
35          15
02 1984        1,520       1,539       1,554       1,558
120           0
03 1985        1,134       1,134       1,134       1,134
52           0
04 1986        2,185       2,185       2,185       2,185
0           0
05 1987        1,548       1,548       1,548       1,548
0           0
06 1988          886         886         886         886
0           0
07 1989          406         406         406         406
0           1
08 1990          368         368         368         368
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0           0
11 1993          XXX         XXX         XXX           0
0           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0           0
11 1993          XXX         XXX         XXX           0
0           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3I             - SPECIAL PROPERTY
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3I             - SPECIAL PROPERTY
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         XXX           0           0           0
XXX         XXX
02 1992          XXX         XXX           0           0
XXX         XXX
03 1993          XXX         XXX         XXX           0
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3J             - AUTO PHYSICAL DAMAGE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3J             - AUTO PHYSICAL DAMAGE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         XXX           0       5,817       6,525
173,623      60,092
02 1992          XXX         XXX     100,536     109,266
65,965      27,614
03 1993          XXX         XXX         XXX     136,250
73,992      30,147
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         XXX           0          11           8
XXX         XXX
02 1992          XXX         XXX           1           1
XXX         XXX
03 1993          XXX         XXX         XXX           0
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         XXX           0           0           0
XXX         XXX
02 1992          XXX         XXX           0           0
XXX         XXX
03 1993          XXX         XXX         XXX           0
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3M             - INTERNATIONAL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0          62          80          87
126         168
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3M             - INTERNATIONAL
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         352         352         352         352
XXX         XXX
02 1984            0           0           0           0
XXX         XXX
03 1985            0           0           0           0
XXX         XXX
04 1986            0           0           0           0
XXX         XXX
05 1987            0           0           0           0
XXX         XXX
06 1988            0           0           0           0
XXX         XXX
07 1989            0           0           0           0
XXX         XXX
08 1990            0           0           0           0
XXX         XXX
09 1991          XXX           0           0           0
XXX         XXX
10 1992          XXX         XXX           0           0
XXX         XXX
11 1993          XXX         XXX         XXX           0
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3N             - REINSURANCE A
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3N             - REINSURANCE A
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 1988            0           0           0           0
XXX         XXX
02 1989            0           0           0           0
XXX         XXX
03 1990            0           0           0           0
XXX         XXX
04 1991          XXX           0           0           0
XXX         XXX
05 1992          XXX         XXX           0       8,659
XXX         XXX
06 1993          XXX         XXX         XXX       7,665
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3O             - REINSURANCE B
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3O             - REINSURANCE B
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 1988            0           0           0           0
XXX         XXX
02 1989            0           0           0           0
XXX         XXX
03 1990            0           0           0         953
XXX         XXX
04 1991          XXX           0           0       1,794
XXX         XXX
05 1992          XXX         XXX           0       1,348
XXX         XXX
06 1993          XXX         XXX         XXX       1,437
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3P             - REINSURANCE C
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3P             - REINSURANCE C
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 1988            0           0           0           0
XXX         XXX
02 1989            0           0           0           0
XXX         XXX
03 1990            0           0           0           0
XXX         XXX
04 1991          XXX           0           0           0
XXX         XXX
05 1992          XXX         XXX           0           0
XXX         XXX
06 1993          XXX         XXX         XXX           0
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3Q             - REINSURANCE D
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           8          13          18
19          31
02 1984            0           0           0           0
0           0
03 1985          XXX           0          19          46
62          81
04 1986          XXX         XXX           0          29
44          63
05 1987          XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 3Q             - REINSURANCE D
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         162         162         162         162
XXX         XXX
02 1984            0           0           0           0
XXX         XXX
03 1985          216         216         216         216
XXX         XXX
04 1986          293         293         293         293
XXX         XXX
05 1987            6           6           6           6
XXX         XXX
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0         178         252         342
425         504
02 1984            0           0          -3          -1
0           1
03 1985          XXX           0         -23           9
20          29
04 1986          XXX         XXX           0           0
9          69
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           2
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR         919         919         919         919
0           0
02 1984          113         113         113         113
0           0
03 1985          362         362         362         362
0           0
04 1986          713         713         713         713
0           0
05 1987          427         427         427         427
0           0
06 1988          269         269         269         269
0           0
07 1989          168         168         168         168
0           0
08 1990           86          86          86          86
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0           0
11 1993          XXX         XXX         XXX           0
0           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1    CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
YEARS            8           9          10          11          12
        13
IN WHICH       1990        1991        1992        1993   NUMBER OF
 NUMBER OF
LOSSES WERE                                              CLMS
CLOSED CLMS CLOSED
INCURRED                                                  WITH LOSS
WITHOUT LOSS
                                                           PAYMENT
   PAYMENT
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985            0           0           0           0
0           0
04 1986            0           0           0           0
0           0
05 1987            0           0           0           0
0           0
06 1988            0           0           0           0
0           0
07 1989            0           0           0           0
0           0
08 1990            0           0           0           0
0           0
09 1991          XXX           0           0           0
0           0
10 1992          XXX         XXX           0           0
0           0
11 1993          XXX         XXX         XXX           0
0           0
NOTE:  NET OF SALVAGE AND SUBROGATION RECEIVED.

SCHEDULE P - PART 4A             - HOMEOWNERS/FARMOWNERS
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984           21           0           0           0
0           0
03 1985          XXX          59           0           0
0           0
04 1986          XXX         XXX          63           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4A             - HOMEOWNERS/FARMOWNERS
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           5           1           1
10 1992          XXX         XXX           9           1
11 1993          XXX         XXX         XXX           6

SCHEDULE P - PART 4B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         235       1,243         115       2,365
2,497          54
02 1984        7,722       3,867         730       2,694
1,052          29
03 1985          XXX      10,082       1,386       2,545
1,083          35
04 1986          XXX         XXX       7,855       1,665
1,060         263
05 1987          XXX         XXX         XXX      12,485
4,147       1,847
06 1988          XXX         XXX         XXX         XXX
20,331       3,309
07 1989          XXX         XXX         XXX         XXX
XXX      24,960
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4B             - PRIVATE PASSENGER AUTO
LIABILITY/MEDICAL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR          14           8           4           5
02 1984           14           7           3           4
03 1985           24           3           6          76
04 1986           35          14           3           0
05 1987          384          45          35          10
06 1988        1,349         544         127          19
07 1989        3,310       1,364         533         132
08 1990       41,254       7,072       1,712         408
09 1991          XXX      46,323      10,056       2,202
10 1992          XXX         XXX      59,410      14,930
11 1993          XXX         XXX         XXX      71,504

SCHEDULE P - PART 4C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           3          23           4          64
71           7
02 1984        1,365         100          22          84
33          15
03 1985          XXX         542         140         256
116          26
04 1986          XXX         XXX         424         263
188         134
05 1987          XXX         XXX         XXX         776
486         306
06 1988          XXX         XXX         XXX         XXX
711         699
07 1989          XXX         XXX         XXX         XXX
XXX       1,664
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4C             - COMMERCIAL AUTO/TRUCK
LIABILITY/MEDICAL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           2           2           6           0
02 1984           20           0           0           0
03 1985           42           0           0           0
04 1986           32          52          15           0
05 1987          318          17           4           0
06 1988          464         113          35          16
07 1989          837         414         109          74
08 1990        2,222       1,083         537         275
09 1991          XXX       1,861       1,344         534
10 1992          XXX         XXX       2,381       1,522
11 1993          XXX         XXX         XXX       3,626

SCHEDULE P - PART 4D             - WORKERS' COMPENSATION
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR      17,823       9,230       2,085       1,805
628         739
02 1984       11,781       8,483       2,108       1,616
941       1,031
03 1985          XXX      11,243       5,058       4,561
2,186       1,897
04 1986          XXX         XXX      12,033      10,362
5,668       5,262
05 1987          XXX         XXX         XXX      29,130
9,394       8,735
06 1988          XXX         XXX         XXX         XXX
37,532      16,490
07 1989          XXX         XXX         XXX         XXX
XXX      37,036
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4D             - WORKERS' COMPENSATION
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR         929         639         291         699
02 1984          637         300         131          60
03 1985        1,128         757         440          83
04 1986        2,947       1,580         818         336
05 1987        6,276       2,508       1,728         470
06 1988       13,231       6,679       3,653       1,668
07 1989       21,197      11,753       7,114       3,164
08 1990       34,825      20,600      12,258       5,833
09 1991          XXX      31,028      17,469      10,819
10 1992          XXX         XXX      44,120      34,386
11 1993          XXX         XXX         XXX      62,287

SCHEDULE P - PART 4E             - COMMERICAL MULTIPLE PERIL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4E             - COMMERICAL MULTIPLE PERIL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984           13           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS
MADE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4G             - SPECIAL LIABILITY
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR          15          53          31          25
47          20
02 1984           28          10          16          11
15           5
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4G             - SPECIAL LIABILITY
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            2           2           0           0
09 1991          XXX          21           1           0
10 1992          XXX         XXX          57           5
11 1993          XXX         XXX         XXX          54

SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         401         438         310         274
584       1,024
02 1984           98         108          51         562
1,023         943
03 1985          XXX         651         444         392
239         496
04 1986          XXX         XXX       3,294       2,796
2,650       1,782
05 1987          XXX         XXX         XXX       1,621
1,446       1,350
06 1988          XXX         XXX         XXX         XXX
861         854
07 1989          XXX         XXX         XXX         XXX
XXX         408
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR         535         842       1,801       2,503
02 1984          906       1,323       1,051       1,270
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS MADE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4I             - SPECIAL PROPERTY
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4I             - SPECIAL PROPERTY
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR         XXX           0           0           0
02 1992          XXX         XXX           0           0
03 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4J             - AUTO PHYSICAL DAMAGE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4J             - AUTO PHYSICAL DAMAGE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR         XXX       8,104         588         302
02 1992          XXX         XXX       8,704       2,001
03 1993          XXX         XXX         XXX      12,988

SCHEDULE P - PART 4K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4K             - FIDELITY, SURETY, FINANCIAL
GUARANTY, MORTGAG
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR         XXX           7           0           0
02 1992          XXX         XXX           8           0
03 1993          XXX         XXX         XXX           5

SCHEDULE P - PART 4L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR         XXX         XXX         XXX         XXX
XXX         XXX
02 1992          XXX         XXX         XXX         XXX
XXX         XXX
03 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4L             - OTHER (INCLUDING CREDIT,
ACCIDENT AND HEALTH)
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR         XXX           0           0           0
02 1992          XXX         XXX           0           0
03 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4M             - INTERNATIONAL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           9          35          14           3
3           3
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4M             - INTERNATIONAL
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4N             - REINSURANCE A
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4N             - REINSURANCE A
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 1988            0           0           0           0
02 1989            0           0           0           0
03 1990          851         851         928           0
04 1991          XXX       1,447       1,460           0
05 1992          XXX         XXX       3,501         135
06 1993          XXX         XXX         XXX       1,482

SCHEDULE P - PART 4O             - REINSURANCE B
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4O             - REINSURANCE B
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 1988            0           0           0           0
02 1989            0           0           0           0
03 1990            0           0           0           0
04 1991          XXX           0           0           0
05 1992          XXX         XXX           0           0
06 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4P             - REINSURANCE C
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 1988          XXX         XXX         XXX         XXX
0           0
02 1989          XXX         XXX         XXX         XXX
XXX           0
03 1990          XXX         XXX         XXX         XXX
XXX         XXX
04 1991          XXX         XXX         XXX         XXX
XXX         XXX
05 1992          XXX         XXX         XXX         XXX
XXX         XXX
06 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4P             - REINSURANCE C
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 1988            0           0           0           0
02 1989            0           0           0           0
03 1990            0           0           0           0
04 1991          XXX           0           0           0
05 1992          XXX         XXX           0           0
06 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4Q             - REINSURANCE D
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           6           7           6          25
25          27
02 1984            0           0           0           0
0           0
03 1985          XXX          86          15           0
0           0
04 1986          XXX         XXX         150          93
99          96
05 1987          XXX         XXX         XXX           0
0           0

SCHEDULE P - PART 4Q             - REINSURANCE D
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0

SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR          91          99          16          21
44         141
02 1984           12          12           0           3
8          40
03 1985          XXX         149         107          89
69         153
04 1986          XXX         XXX         807         756
765         519
05 1987          XXX         XXX         XXX         439
417         398
06 1988          XXX         XXX         XXX         XXX
248         257
07 1989          XXX         XXX         XXX         XXX
XXX         120
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0

SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            2           3           4           5           6
         7
IN WHICH       1984        1985        1986        1987        1988
      1989
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
0           0
02 1984            0           0           0           0
0           0
03 1985          XXX           0           0           0
0           0
04 1986          XXX         XXX           0           0
0           0
05 1987          XXX         XXX         XXX           0
0           0
06 1988          XXX         XXX         XXX         XXX
0           0
07 1989          XXX         XXX         XXX         XXX
XXX           0
08 1990          XXX         XXX         XXX         XXX
XXX         XXX
09 1991          XXX         XXX         XXX         XXX
XXX         XXX
10 1992          XXX         XXX         XXX         XXX
XXX         XXX
11 1993          XXX         XXX         XXX         XXX
XXX         XXX

SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS MADE
    1  BULK & INCURRED BUT NOT REPORTED RESERVES ON LOSSES &
ALLOCATED EXPENSES
                            AT YEAR END (000 OMITTED)
YEARS            8           9          10          11
IN WHICH       1990        1991        1992        1993
LOSSES WERE
INCURRED
01 PRIOR           0           0           0           0
02 1984            0           0           0           0
03 1985            0           0           0           0
04 1986            0           0           0           0
05 1987            0           0           0           0
06 1988            0           0           0           0
07 1989            0           0           0           0
08 1990            0           0           0           0
09 1991          XXX           0           0           0
10 1992          XXX         XXX           0           0
11 1993          XXX         XXX         XXX           0
SCHEDULE P INTERROGATORIES
1.  COMPUTATION OF EXCESS STATUTORY RESERVES OVER STATEMENT
RESERVES.
    (A) AUTO LIABILITY (PRIVATE PASSENGER AND COMMERCIAL)
1993           0  60.000% 1992           0  60.000% 1991
0  60.000%
                                                    TOTAL
0
    (B) OTHER LIABILITY AND PRODUCTS LIABILITY
1993           0    .000% 1992           0    .000% 1991
0    .000%
                                                    TOTAL
0
    (C) MEDICAL MALPRACTICE
1993           0    .000% 1992           0    .000% 1991
0    .000%
                                                    TOTAL
0
    (D) WORKERS' COMPENSATION
1993           0    .000% 1992           0    .000% 1991
0    .000%
                                                    TOTAL
0
    (E) CREDIT
                                                    TOTAL
0
    (F) ALL LINES TOTAL
                                                    TOTAL
0
2.  WHAT IS THE EXTENDED LOSS AND EXPENSE RESERVE - DIRECT AND
ASSUMED?
YEARS IN WHICH              1                      2
       3
PREMIUMS WERE            MEDICAL                 OTHER
   PRODUCTS
EARNED AND             MALPRACTICE             LIABILITY
   LIABILITY
LOSSES INCURRED
(A)  1987                        0                      0
            0
(B)  1988                        0                      0
            0
(C)  1989                        0                      0
            0
(D)  1990                        0                      0
            0
(E)  1991                        0                      0
            0
(F)  1992                        0                      0
            0
(G)  1993                        0                      0
            0
(H)  TOTALS                      0                      0
            0
3.  THE TERM "LOSS EXPENSE" INCLUDES ALL PAYMENTS FOR LEGAL
EXPENSES, INCLUDING
    ATTORNEY'S AND WITNESS FEES AND COURT COSTS, SALARIES AND EXPENSES OF INVESTIGATORS, ADJUSTORS AND FIELD MEN, RENTS, STATIONERY, TELEGRAPH AND TELEPHONE CHARGES, POSTAGE, SALARIES AND EXPENSES OF OFFICE EMPLOYEES, HOME OFFICE EXPENSES AND ALL OTHER PAYMENTS UNDER OR ON ACCOUNT OF SUCH INJURIES,
    WHETHER THE PAYMENTS ARE ALLOCATED TO SPECIFIC CLAIMS OR ARE
UNALLOCATED.
    ARE THEY SO REPORTED IN THIS STATEMENT?  ANSWER:            YES
(X)   NO ( )
4. THE UNALLOCATED LOSS EXPENSE PAYMENTS PAID DURING THE MOST RECENT CALENDAR YEAR SHOULD BE DISTRIBUTED TO THE VARIOUS YEARS IN WHICH LOSSES WERE INCURRED AS FOLLOWS: (1) 45% TO THE MOST RECENT YEAR, (2) 5% TO THE NEXT MOST RECENT YEAR, AND (3) THE BALANCE TO ALL YEARS, INCLUDING THE MOST RECENT, IN PROPORTION TO THE AMOUNT OF LOSS PAYMENTS PAID FOR EACH YEAR DURING THE MOST RECENT CALENDAR YEAR. IF THE DISTRIBUTION IN (1) OR (2) PRODUCES AN ACCUMULATED DISTRIBUTION TO SUCH YEAR IN EXCESS OF 10% OF THE PREMIUMS EARNED FOR SUCH YEAR, DISREGARDING ALL DISTRIBUTIONS MADE UNDER (3), SUCH ACCUMULATED DISTRIBUTION SHOULD BE LIMITED TO 10% OF PREMIUMS EARNED AND THE BALANCE DISTRIBUTED IN ACCORDANCE WITH (3). ARE THEY
SO REPORTED IN THIS STATEMENT?  ANSWER:         YES (X)   NO ( )
5. DO ANY LINES IN SCHEDULE P INCLUDE RESERVES WHICH ARE REPORTED GROSS OF ANY DISCOUNT TO PRESENT VALUE OF FUTURE PAYMENTS, BUT ARE REPORTED NET OF SUCH DISCOUNTS ON PAGE 10?
              YES ( )   NO (X)
    IF YES, PROPER REPORTING MUST BE MADE IN THE NOTES TO FINANCIAL STATEMENTS, AS SPECIFIED IN THE INSTRUCTIONS. ALSO, THE DISCOUNTS MUST BE REPORTED IN SCHEDULE P - PART 1, COLUMNS 31 AND 32.
    SCHEDULE P MUST BE COMPLETED GROSS OF NON-TABULAR DISCOUNTING. WORK PAPERS RELATING TO DISCOUNT CALCULATIONS MUST BE AVAILABLE FOR EXAMINATION UPON REQUEST.
    DISCOUNTING IS ALLOWED ONLY IF EXPRESSLY PERMITTED BY THE STATE INSURANCE DEPARTMENT TO WHICH THIS ANNUAL STATEMENT IS BEING FILED.
6.  WHAT WERE THE NET PREMIUMS IN FORCE AT THE END OF THE YEAR FOR:
    (IN THOUSANDS OF DOLLARS)              (A) FIDELITY         0
                                           (B) SURETY           2
7.  CLAIM COUNT INFORMATION IS REPORTED (CHECK ONE).  (A) PER CLAIM
   X
    IF NOT THE SAME IN ALL YEARS, EXPLAIN IN QUESTION 8. (B) PER
CLAIMANT  X
8. THE INFORMATION PROVIDED IN SCHEDULE P WILL BE USED BY MANY PERSONS TO ESTIMATE THE ADEQUACY OF THE CURRENT LOSS AND EXPENSE RESERVES, AMONG OTHER THINGS. ARE THERE ANY ESPECIALLY SIGNIFICANT EVENTS, COVERAGE, RETENTION OR ACCOUNTING CHANGES WHICH HAVE OCCURRED WHICH MUST BE CONSIDERED WHEN MAKING SUCH ANALYSES (AN EXTENDED STATEMEMT MAY BE ATTACHED). Not applicable